UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. •)

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to §240.14a-12

Allergan plc

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Notice of 2016 Annual General Meeting of Shareholders

May 5, 2016

8:30 a.m. local time

The Conrad Hotel, Earlsfort Terrace, Dublin 2, Ireland

You are hereby notified that the 2016 Annual General Meeting of Shareholders (the “Annual Meeting”) of Allergan plc (the “Company”) will be held at The Conrad Hotel, Earlsfort Terrace, Dublin 2, Ireland, at 8:30 a.m. local time, on May 5, 2016, to receive the Company’s Irish statutory financial statements for the fiscal year ended December 31, 2015 and the reports of the directors and auditors thereon, to review the affairs of the Company and to consider and vote on the following proposals:

1.	Proposal No. 1: To elect by separate resolutions Nesli Basgoz, M.D., Paul M. Bisaro, James H. Bloem, Christopher W. Bodine, Christopher J. Coughlin, Michael R. Gallagher, Catherine M. Klema, Peter J. McDonnell, M.D., Patrick J. O’Sullivan, Brenton L. Saunders, Ronald R. Taylor and Fred G. Weiss as members of the Board of Directors to hold office until the 2017 Annual Meeting or until each of their respective successors is duly elected and qualified;

2.	Proposal No. 2: To approve, in a non-binding vote, Named Executive Officer compensation;

3.	Proposal No. 3: To ratify, in a non-binding vote, the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for the fiscal year ending December 31, 2016 and to authorize, in a binding vote, the Board of Directors, acting through the Audit and Compliance Committee, to determine PricewaterhouseCoopers LLP’s remuneration;

4.	Proposal No. 4: To approve the amendment of the Company’s (A) Memorandum of Association to make certain administrative amendments and (B) Articles of Association to make certain administrative amendments;

5.	Proposal No. 5: To approve the amendment of the Company’s Articles of Association in order to (A) provide for a plurality voting standard in the event of a contested election and (B) grant the Board of Directors sole authority to determine its size;

6.	Proposal No. 6: To approve the reduction of company capital;

7.	To consider a shareholder proposal (Proposal No. 7), as detailed in the Proxy Statement, if properly presented at the meeting; and

8.	To consider a second shareholder proposal (Proposal No. 8), as detailed in the Proxy Statement, if properly presented at the meeting;

and to transact such other business as may properly come before the Annual Meeting or any adjournment, postponement or continuation thereof.

The Board of Directors has fixed the close of business on March 7, 2016 as the record date for the determination of shareholders entitled to receive notice of and to attend, speak and vote at the Annual Meeting. Only shareholders of record at the close of business on March 7, 2016 will be entitled to receive notice of and to attend, speak and vote at the Annual Meeting or any adjournment, postponement or continuation thereof. Your attention is directed to the Proxy Statement for more complete information regarding the matters to be acted upon at the Annual Meeting.

The Board of Directors recommends that you vote “FOR” each director nominee included in Proposal No. 1 and “FOR” each of the Proposals No. 2 through 6. The Board of Directors recommends that you vote “AGAINST” each of Proposals No. 7 and 8.

Proposals No. 1 through 3 and Proposals No. 7 and 8, as ordinary resolutions, shall require the affirmative vote of a majority of the votes cast to be approved. Proposals No. 4 through 6, as special resolutions, shall require the affirmative vote of 75% of the votes cast to be approved.

The Proxy Statement and 2015 Annual Report to Shareholders will be available at www.proxyvote.com. Our Irish statutory financial statements will be available at www.proxyvote.com on or before April 8, 2016.

You may vote your shares in person at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we encourage you to vote your shares: (i) by accessing the Internet site described in the Notice Regarding the Availability of Proxy Materials previously provided to you up until 3:59 p.m. Eastern time on May 2, 2016, (ii) by calling the toll-free telephone number listed on the Internet site at www.proxyvote.com, voter instruction form, proxy card or Notice Regarding the Availability of Proxy Materials to submit your proxy up until 3:59 p.m. Eastern time on May 2, 2016, or (iii) by marking, dating and signing any proxy card or voter instruction form provided to you and returning it in the accompanying postage paid envelope as quickly as possible , to be received by 10:00 a.m. Eastern Time on May 2, 2016 (and all proxies will be forwarded to the Company’s registered address electronically).

A shareholder entitled to attend and vote is entitled, using the form provided (or the form in section 184 of the Irish Companies Act 2014), to appoint one or more proxies to attend, speak and vote instead of him or her at the Annual Meeting. A proxy need not be a shareholder of record.

By Order of the Board of Directors

March 25 , 2016 Dublin, Ireland
A. Robert D. Bailey
Chief Legal Officer and Secretary

To Our Shareholders:

You are cordially invited to attend the 2016 Annual General Meeting of Shareholders of Allergan plc. The Annual Meeting will be held at The Conrad Hotel, Earlsfort Terrace, Dublin 2, Ireland, on May 5, 2016 at 8:30 a.m. local time.

In connection with the Annual Meeting, we have prepared a Notice of Annual General Meeting of Shareholders, a Proxy Statement, and our 2015 Annual Report to Shareholders, which provides detailed information relating to our activities and operating performance. The Proxy Statement describes the matters to come before the Annual Meeting. During the Annual Meeting, we will also review the Company’s 2015 Irish statutory financial statements.

Pursuant to the rules of the United States Securities and Exchange Commission, we are furnishing our proxy materials to shareholders over the Internet.

We appreciate your continued interest and support as an Allergan plc shareholder. We hope that you will be able to attend the Annual Meeting in person, and we look forward to seeing you.

It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting in person. If you are viewing the Proxy Statement on the Internet, you may grant your proxy electronically via the Internet by following the instructions on the Notice Regarding the Availability of Proxy Materials previously mailed to you or the instructions listed on the Internet site at www.proxyvote.com. If you have received a paper copy of the Proxy Statement and proxy card, you may grant a proxy to vote your shares by completing and mailing the proxy card enclosed with the Proxy Statement, or you may grant your proxy electronically via the Internet or submit your proxy by telephone by following the instructions on the proxy card. If your shares are held in “street name,” which means shares held of record by a broker, bank, or other nominee, you should review the Notice Regarding the Availability of Proxy Materials or voting instruction form your broker provided to you to determine whether and how you will be able to submit a proxy by telephone or vote over the Internet. Voting over the Internet, by mailing a proxy card or by submitting a proxy by telephone will ensure your shares are represented at the Annual Meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,

Brenton L. Saunders	Paul M. Bisaro
Chief Executive Officer, President and Director	Executive Chairman and Director
March 25 , 2016

Table of Contents

PROXY STATEMENT	6

PRESENTATION OF IRISH STATUTORY FINANCIAL STATEMENTS	9

PROPOSAL NO. 1 ELECTION OF DIRECTORS	10

EXECUTIVE OFFICERS	14

CORPORATE GOVERNANCE	17

BOARD OF DIRECTORS AND COMMITTEES	19

COMPENSATION DISCUSSION AND ANALYSIS	22

COMPENSATION COMMITTEE REPORT	33

2015 COMPENSATION TABLES	34

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS	46

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS	47

PROPOSAL NO. 2 NON-BINDING VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (“SAY-ON-PAY VOTE”)	48

PROPOSAL NO. 3 NON-BINDING RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS AND BINDING AUTHORIZATION OF THE BOARD OF DIRECTORS TO DETERMINE ITS REMUNERATION	49

AUDIT FEES	50

REPORT OF THE AUDIT AND COMPLIANCE COMMITTEE	51

PROPOSALS NO. 4A AND 4B AMENDMENT OF THE COMPANY’S (A) MEMORANDUM OF ASSOCIATION TO MAKE CERTAIN ADMINSTRATIVE AMENDMENTS AND (B) ARTICLES OF ASSOCIATION TO MAKE CERTAIN ADMINSTRATIVE AMENDMENTS	52

PROPOSALS NO. 5A AND 5B AMENDMENT OF THE COMPANY’S ARTICLES OF ASSOCIATION TO (A) PROVIDE FOR A PLURALITY VOTING STANDARD IN THE EVENT OF A CONTESTED ELECTION AND (B) GRANT THE BOARD OF DIRECTORS SOLE AUTHORITY TO DETERMINE ITS SIZE	54

PROPOSAL NO. 6 REDUCTION OF COMPANY CAPITAL	56

PROPOSAL NO. 7 SHAREHOLDER PROPOSAL — ANNUAL REPORT ON LOBBYING POLICY, PROCEDURES AND PAYMENTS	57

BOARD OF DIRECTORS’ RESPONSE TO SHAREHOLDER PROPOSAL NO. 7	58

PROPOSAL NO. 8 SHAREHOLDER PROPOSAL – INDEPENDENT BOARD CHAIRMAN	59

BOARD OF DIRECTORS’ RESPONSE TO SHAREHOLDER PROPOSAL NO. 8	60

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	61

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	62

SHAREHOLDERS’ PROPOSALS FOR THE 2017 ANNUAL GENERAL MEETING OF SHAREHOLDERS	63

OTHER BUSINESS	63

ANNEX A	64

ANNEX B	69

ANNEX C	102

Back to Contents

ALLERGAN PLC
Clonshaugh Business and Technology Park, Coolock
Dublin D17 E400, Ireland

PROXY STATEMENT

General

Your proxy is solicited by the Board of Directors of Allergan plc (“Allergan,” the “Company,” “we,” “us” and “our”) for use at the 2016 Annual General Meeting of Shareholders (the “Annual Meeting”) to be held at The Conrad Hotel, Earlsfort Terrace, Dublin 2, Ireland, at 8:30 a.m. local time on May 5, 2016, for the purposes set forth in the accompanying Notice of Annual General Meeting of Shareholders.

In connection with the Annual Meeting, we have prepared a Notice of Annual General Meeting of Shareholders, a Proxy Statement, and our 2015 Annual Report to Shareholders, which provides detailed information relating to our activities and operating performance. Under United States Securities and Exchange Commission (“SEC”) rules, we have elected to make our proxy materials available to the majority of our shareholders via the Internet rather than mailing paper copies of those materials to each shareholder. On or about March 25 , 2016, we mailed a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) directing shareholders to a website where they can access this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2015 and view instructions on how to vote via the Internet or by telephone. If you receive an Internet Notice by mail, you will not automatically receive a printed copy of our proxy materials unless you specifically request one. If you received the Internet Notice only and would like to receive a paper copy of the proxy materials, please follow the instructions printed on the Internet Notice to request that a paper copy be mailed to you. We expect to mail this Proxy Statement, our 2015 Annual Report to Shareholders and related proxy materials to certain of our shareholders on or about March 25 , 2016. We believe electronic delivery to the majority of our shareholders will expedite the receipt of materials, while lowering costs and reducing the environmental impact of our Annual Meeting by reducing printing and mailing of our proxy materials.

As disclosed in our public filings with the SEC, the Company became the successor registrant to Actavis, Inc. (f/k/a Watson Pharmaceuticals, Inc.) on October 1, 2013; separately, following shareholder approval at the 2015 Annual General Meeting of Shareholders of Actavis plc and the approval of the Registrar of Companies in Ireland, the Company changed its name from Actavis plc to Allergan plc. References throughout to “we,” “our,” “us,” the “Company” or “Allergan” refer to financial information and transactions of Watson Pharmaceuticals, Inc. prior to January 23, 2013, Actavis, Inc. from January 23, 2013 until October 1, 2013, Actavis plc from October 1, 2013 until June 15, 2015 and Allergan plc subsequent to June 15, 2015. On July 1, 2014, the Company completed its acquisition of Forest Laboratories, Inc. (“Forest” and such transaction, the “Forest Acquisition”). On March 17, 2015, the Company completed its acquisition of Allergan, Inc. (such transaction, the “Allergan Acquisition”).

Who Can Vote

Only shareholders of record of our ordinary shares at the close of business on March 7, 2016, the record date for the Annual Meeting, are entitled to receive notice of and to attend, speak and vote their shares at the Annual Meeting. As of that date, there were 395,124,946 ordinary shares outstanding. Most of our shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name. Certain distinctions between shares held of record and those owned beneficially are summarized below:

Shareholder of Record. If your ordinary shares are registered directly in your name with our transfer agent, Computershare, you are considered the shareholder of record with respect to those shares and these proxy materials are being sent to you directly by the Company. As the shareholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting.

Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered to be the beneficial owner of shares held in “street name,” and these proxy materials, together with a voting instruction card, are being forwarded to you by your broker, bank or other nominee. As the beneficial owner of the shares, you have the right to direct your broker, bank or other nominee how to vote and you are also invited to attend the Annual Meeting. If you are a beneficial owner whose shares are held in street name, you are not the shareholder of record and you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy giving you the right to vote your shares at the Annual Meeting from the broker, bank or other nominee holding your shares in street name. If your shares are held in street name, your broker, bank or other nominee has enclosed or provided voting instructions for you to use in directing the broker, bank or other nominee how to vote your shares.

Each ordinary share is entitled to one vote on each matter properly brought before the Annual Meeting. Ordinary shares that are held in treasury will not be entitled to vote at the Annual Meeting.

ALLERGAN - 2016 Proxy Statement     6

Back to Contents

How to Vote

Your vote is very important and we encourage you to vote your shares and to submit your proxy regardless of whether or not you plan to attend the Annual Meeting. If you properly give your proxy and submit it to us in time to vote, one of the individuals named as your proxy will vote your shares as you have directed.

Shareholders of Record

If you are a shareholder of record, you may vote in one of the following ways:

By Telephone or over the Internet. You may submit your proxy by calling the toll-free telephone number noted on your proxy card or Internet Notice. Telephone proxy submission is available 24 hours a day and will be accessible until 3:59 p.m. Eastern time on May 2, 2016. Easy-to-follow voice prompts allow you to submit your proxy and confirm that your instructions have been properly recorded. You also may choose to vote over the Internet. The website for Internet voting is noted on your proxy card or Internet Notice. Internet voting is also available 24 hours a day and will be accessible until 3:59 p.m. Eastern time on May 2, 2016. As with telephone proxy submission, you may confirm that your instructions have been properly recorded. Shareholders who vote through the Internet or submit their proxy by telephone should be aware that they may incur costs to access the Internet, such as usage charges from telephone companies or Internet service providers, and that these costs must be borne by the shareholder.

By Mail. If you received a paper copy of the proxy card by mail and choose to vote by mail, please mark your proxy card, date and sign it, and promptly return it in the postage-paid envelope provided, to be received by 10:00 a.m. Eastern time on May 2, 2016.

In Person at the Annual Meeting. You may vote in person by attending the Annual Meeting and submitting a ballot.

Shares must be voted either in person, by telephone proxy submission or over the Internet or by completing and returning a proxy card by mail. Shares cannot be voted by marking, writing on and/or returning an Internet Notice. Any Internet Notice that is returned will not be counted as a vote.

If you are a shareholder of record of Allergan and you choose to submit your proxy by telephone by calling the toll-free number on your proxy card, your use of that telephone system, and in particular the entry of your pin number/other unique identifier, will be deemed to constitute your appointment, in writing and under hand, and for all purposes of the Irish Companies Act, 2014, of each of Brenton L. Saunders, Paul M. Bisaro and A. Robert D. Bailey as your proxy to vote your shares on your behalf in accordance with your telephone instructions.

If your proxy is properly completed, the shares it represents will be voted at the Annual Meeting as you instructed. If you submit your proxy, but do not provide instructions, your proxy will be voted in accordance with the Board of Directors’ recommendations as set forth in this Proxy Statement.

Beneficial Owners

If you are a beneficial owner of shares held in street name, then your broker, bank or other nominee will include instructions on how to vote your shares. Your broker, bank or nominee may allow you to deliver your voting instructions over the Internet and may also permit you to submit a proxy by telephone. In addition, you may request additional paper copies of the Proxy Statement and voting instruction form from your broker, bank or nominee by following the instructions on the proxy materials provided by your broker, bank or nominee. If you hold your shares in street name, you will need to obtain a legal proxy from your bank, broker or nominee in order for you to vote in person at the Annual Meeting and submit the legal proxy along with your ballot at the Annual Meeting.

Revoking Your Proxy

You have the right to revoke your proxy at any time before it is voted at the Annual Meeting by (1) filing a written notice with our Company Secretary, or (2) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy. If you wish to grant a new proxy, you can do so by telephone or over the Internet up to 3:59 p.m. Eastern time on May 2, 2016, or by mail, to be received by 10:00 a.m. Eastern time on May 2, 2016.

Any such notices and new proxies that are sent by mail should be sent to Allergan plc, Company Secretary, Clonshaugh Business and Technology Park, Coolock, Dublin, D17 E400, Ireland.

Persons who hold their shares through a bank, brokerage firm or other nominee may change their voting instructions by following the requirements of their bank or broker, or may vote in person at the Annual Meeting by obtaining a legal proxy from their bank or broker and submitting the legal proxy along with their ballots.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 5, 2016

The Notice of Annual Meeting, this Proxy Statement and the 2015 Annual Report to Shareholders will be available at www.proxyvote.com. Our Irish statutory financial statements will be available at www.proxyvote.com on or before April 8, 2016.

You are encouraged to review all of the important information contained in the proxy materials before voting.

Solicitation of Proxies

We have retained the services of a proxy solicitation firm, MacKenzie Partners, Inc. (“MacKenzie”), to solicit proxies for the Annual Meeting from our shareholders. We will bear the entire cost of our and MacKenzie’s solicitations, including the payment of fees of approximately $15,000 to MacKenzie for their services, and the cost of preparation, assembly, printing and mailing of this Proxy Statement, the Internet Notice, the proxy card and any additional information furnished to shareholders. In addition to the use of the mail, our directors, officers and employees may solicit proxies on our behalf by telephone, facsimile, electronic mail or personal solicitation. Our directors, officers and employees will receive no additional compensation for such services. We will reimburse brokers, custodians and nominees for the reasonable expenses they incur furnishing proxy solicitation and other required Annual Meeting materials to street name holders who beneficially own those shares on the record date.

ALLERGAN - 2016 Proxy Statement     7

Back to Contents

Quorum and Voting

At the close of business on March 7, 2016, 395,124,946 ordinary shares were outstanding and entitled to vote at the Annual Meeting. Votes cast by proxy (including through the Internet or by telephone) or in person at the Annual Meeting will be tabulated by the election inspector appointed for the Annual Meeting who will determine whether or not a quorum is present. The presence, in person or by proxy, of the holders of a majority of our outstanding ordinary shares and entitled to vote at the Annual Meeting is necessary in order to constitute a quorum for the conduct of business at the Annual Meeting. Ordinary shares held in treasury will not be included in the calculation of the number of ordinary shares present at the Annual Meeting for purposes of determining a quorum.

If your ordinary shares are held by a broker in street name, under the rules of the New York Stock Exchange (“NYSE”) your broker may vote your shares on certain matters if you do not provide your broker with voting instructions. Proposal No. 3, the ratification of the selection of our independent registered public accountants and the authorization of the Board of Directors, acting through the Audit and Compliance Committee, to determine its remuneration, is considered a routine matter upon which brokerage firms may vote on behalf of their clients even if no voting instructions are provided. A “broker non-vote” occurs when a broker holding your shares in street name does not vote on a particular matter because you did not provide the broker voting instructions and the broker lacks discretionary voting authority to vote the shares because the matter is non-routine.

The non-routine matters on the agenda for this year’s Annual Meeting are (a) Proposal No. 1: the election of directors, (b) Proposal No. 2: a non-binding vote to approve the compensation of our Named Executive Officers, (c) Proposal No. 4: the amendment of the Company’s (A) Memorandum of Association to make certain administrative amendments and (B) Articles of Association to make certain administrative amendments, (d) Proposal No. 5: the amendment of the Company’s Articles of Association to (A) provide for a plurality voting standard in the event of a contested election and (B) grant the Board of Directors sole authority to determine its size, (e) Proposal No. 6: the approval of the reduction of company capital and (f) the two shareholder proposals (Proposals No. 7 and 8). Accordingly, with respect to the proposals other than Proposal No. 3 (ratification of the selection of our independent registered public accountants and authorization of the Board of Directors, acting through the Audit and Compliance Committee, to determine its remuneration), your broker will not be able to vote your shares without specific instructions from you.

If a proxy is received but marked “abstain” or if a broker non-vote occurs, those shares will be considered as present and entitled to vote for purposes of determining the presence of a quorum.

A properly submitted proxy that is received by 3:59 p.m. on May 2, 2016 (with respect to proxies submitted through the Internet or by telephone) or by 10:00 a.m. on May 2, 2016 (with respect to proxies submitted by mail) and that is not revoked will be voted in the manner directed by the shareholder submitting the proxy. If no direction is made, such proxy will be voted:

•	FOR the election of each of Nesli Basgoz, M.D., Paul M. Bisaro, James H. Bloem, Christopher W. Bodine, Christopher J. Coughlin, Michael R. Gallagher, Catherine M. Klema, Peter J. McDonnell, M.D., Patrick J. O’Sullivan, Brenton L. Saunders, Ronald R. Taylor and Fred G. Weiss as our directors;

•	FOR the approval, on a non-binding basis, of our Named Executive Officer compensation;

•	FOR the ratification, on a non-binding basis, of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for the fiscal year ending December 31, 2016 and the authorization, on a binding basis, of the Board of Directors, acting through the Audit and Compliance Committee, to determine its remuneration;

•	FOR the amendment of the Company’s (A) Memorandum of Association to make certain administrative amendments and (B) Articles of Association to make certain administrative amendments;

•	FOR the amendment of the Company’s Articles of Association to (A) provide for a plurality voting standard in the event of a contested election and (B) grant the Board of Directors sole authority to determine its size;

•	FOR the approval of the reduction of company capital;

•	AGAINST the shareholder proposal described in Proposal No. 7; and

•	AGAINST the shareholder proposal described in Proposal No. 8.

As of the date of this Proxy Statement, the Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. However, if other proper matters are presented at the Annual Meeting, or any continuations, adjournments or postponements of the Annual Meeting, it is the intention of the proxy holders named in our form of proxy to vote the proxies held by them in accordance with their best judgment.

The proxy for the Annual Meeting gives each of Brenton L. Saunders, Paul M. Bisaro and A. Robert D. Bailey or any other proxy appointed by you discretionary authority to vote your shares in accordance with his best judgment with respect to all additional matters that might come before the Annual Meeting.

Irish Statutory Financial Statements

We are presenting our Irish statutory financial statements, including the reports of the directors and the statutory auditors thereon, at the Annual General Meeting, and we are making a copy of them available for download in PDF format on proxyvote.com on or before April 8, 2016. Since we are an Irish company, we are required to prepare Irish statutory financial statements under applicable Irish company law and to deliver those accounts to shareholders of record in connection with our Annual Meeting. The Irish statutory financial statements cover the results of operations and financial position of Allergan plc for the year ended December 31, 2015. Irish law requires the directors to prepare financial statements for each financial year giving a true and fair view of the state of the group’s and parent company’s affairs at the end of the financial year and of the group’s profit or loss for the financial year. Under that law, the directors have prepared the group’s consolidated financial statements in accordance with U.S. generally accepted accounting principles, as defined in Section 279 of the Irish Companies Act 2014, to the extent that the use of those principles in the preparation of the consolidated financial statements does not contravene any provision of the Irish Companies Act 2014 or of any regulations made thereunder and the parent company financial statements in accordance with accounting standards issued by the Financial Reporting Council and promulgated by the Institute of Chartered Accountants in Ireland (Generally Accepted Accounting Practice in Ireland).

We will mail without charge, upon written request, a copy of the Irish statutory financial statements to shareholders of record or beneficial owners of our ordinary shares. Requests should be sent to Allergan plc, Clonshaugh Business and Technology Park, Coolock, Dublin, D17 E400, Ireland.

ALLERGAN - 2016 Proxy Statement     8

Back to Contents

“Householding”

In an effort to reduce printing costs and postage fees, we have adopted a practice approved by the SEC called “householding.” Under this practice, non-registered shareholders who have the same address and last name will receive only one copy of the Internet Notice and, upon request, our proxy materials, unless one or more of these non-registered shareholders notifies us that he or she wishes to receive individual copies. If you share an address with another non-registered shareholder and prefer to receive separate copies of the Internet Notice , or if you currently receive separate copies and would prefer to receive one copy, please mail your request to Allergan plc, Investor Relations, Morris Corporate Center III, 400 Interpace Parkway, Parsippany, NJ 07054, or call Investor Relations at +1-862-261-7488.

Information on Our Website

Information on our website, other than our Proxy Statement and form of proxy, or any other website referred to in this Proxy Statement, is not part of the proxy soliciting material and is not incorporated into this Proxy Statement by reference.

Assistance

If you need assistance in submitting your proxy or have questions regarding the Annual Meeting, please contact our investor relations department at +1-862- 261-7488 or investor.relations@allergan.com or write to: Investor Relations, Allergan plc, Morris Corporate Center III, 400 Interpace Parkway, Parsippany, NJ 07054 or contact our proxy solicitor, MacKenzie Partners, toll-free at +1-800-322-2885 or via email at proxy@mackenziepartners.com.

PRESENTATION OF IRISH STATUTORY FINANCIAL STATEMENTS

The Company’s Irish statutory financial statements for the fiscal year ended December 31, 2015, including the reports of the directors and auditors thereon, will be presented at the Annual Meeting. There is no requirement under Irish law that such statutory financial statements be approved by shareholders, and no such approval will be sought at the Annual Meeting. The Company’s 2015 Irish statutory financial statements will be available with the Proxy Statement and the 2015 Annual Report to Shareholders on or before April 8, 2016 at www.proxyvote.com.

ALLERGAN - 2016 Proxy Statement     9

Back to Contents

Proposal No. 1 Election of Directors

Under the Company’s current Articles of Association, the Board of Directors must consist of between five and fourteen directors. On February 5, 2015, the Board of Directors approved a reduction in the size of the Board of Directors from fourteen to twelve, which became effective on March 17, 2015 upon the closing of the Allergan Acquisition.

At the Annual Meeting, twelve directors are proposed to be elected to serve until the 2017 Annual General Meeting of Shareholders or until their successors are duly elected and qualified.

Based upon the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has nominated Nesli Basgoz, M.D., Paul M. Bisaro, James H. Bloem, Christopher W. Bodine, Christopher J. Coughlin, Michael R. Gallagher, Catherine M. Klema, Peter J. McDonnell, M.D., Patrick J. O’Sullivan, Brenton L. Saunders, Ronald R. Taylor and Fred G. Weiss for reelection as directors to serve until the 2017 Annual Meeting or until their successors are duly elected and qualified.

No director nominee was selected pursuant to an arrangement or understanding between such nominee and any other person.

Information about each director nominee is set forth in the following paragraphs and is based on information provided to us as of January 29, 2016. The Board of Directors knows of no reason why any of the following nominees will be unavailable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend, unless the number of directors constituting a full Board of Directors is reduced.

DIRECTOR NOMINEES FOR ELECTION AT THE ANNUAL MEETING:

NESLI BASGOZ, M.D.
Director of the Company since 2014
Age 58

Dr. Basgoz joined the Board of Directors in July 2014. She previously served as a member of the Board of Directors of Forest beginning 2006. Dr. Basgoz is currently the Associate Chief and Clinical Director for Clinical Affairs, Division of Infectious Diseases at Massachusetts General Hospital (“MGH”). She has served for many years on the MGH Board of Trustees and on the Board of Partners Healthcare. In addition, Dr. Basgoz is an Associate Professor of Medicine at Harvard Medical School. Previously, she served as Clinical Director in the Infectious Diseases Division of MGH for six years. Dr. Basgoz earned her MD degree and completed her residency in internal medicine at Northwestern University Medical School. She also completed a fellowship in the Infectious Diseases Division at the University of California at San Francisco. She is board certified in both infectious diseases and internal medicine. The Board of Directors concluded that Dr. Basgoz should serve on the Board of Directors because of her extensive experience clinical medicine, particularly in the field of infectious diseases and anti-infective therapy, one of our specialty areas.

PAUL M. BISARO
Director of the Company since 2007
Age 55

Mr. Bisaro has served as Executive Chairman of our Board of Directors since July 2014. He previously served as our President and Chief Executive Officer and as Chairman of our Board of Directors beginning October 2013; prior to serving as Chairman he served on the Board of Directors beginning September 2007. Prior to joining the Company, Mr. Bisaro was President, Chief Operating Officer and a member of the Board of Directors of Barr Pharmaceuticals, Inc., a global specialty pharmaceutical company (“Barr”), from 1999 to 2007. Between 1992 and 1999, Mr. Bisaro served as General Counsel of Barr, and from 1997 to 1999, served in various additional capacities including Senior Vice President — Strategic Business Development. Prior to joining Barr, he was associated with the law firm Winston & Strawn and a predecessor firm, Bishop, Cook, Purcell and Reynolds, from 1989 to 1992. Mr. Bisaro also currently serves on the Board of Visitors of the Catholic University of America’s Columbus School of Law and the Boards of Directors of Zimmer Biomet Holdings, Inc. and Zoetis, Inc. The Board of Directors concluded that Mr. Bisaro should serve on the Board of Directors because of his experience as a senior executive in our industry, his knowledge of our Company and its day-to-day operations and his strong strategic vision for the Company.

ALLERGAN - 2016 Proxy Statement    10

Back to Contents
JAMES H. BLOEM
Director of the Company since 2013
Age 65

Mr. Bloem joined the Board of Directors in October 2013. He previously served as a member of the Warner Chilcott plc (“Warner Chilcott”) Board of Directors beginning 2006 and was a member of the Board of Directors of one of Warner Chilcott’s predecessor companies from 1996 to 2000. Mr. Bloem retired from Humana Inc., one of the nation’s largest health benefit companies, on December 31, 2013, after 13 years as Humana’s Senior Vice President, Chief Financial Officer and Treasurer. He joined Humana in 2001 and had responsibility for all of the Humana’s accounting, actuarial, analytical, financial, tax, risk management, treasury and investor relations activities. Mr. Bloem also serves as Chairman of the Board of Directors of ResCare, Inc. and is also a director of Rotech Healthcare, Inc., Genesis Healthcare, Inc. and York Risk Services Group, Inc. The Board of Directors concluded that Mr. Bloem should serve on the Board of Directors because of his extensive experience in the healthcare industry, including as an executive officer of Humana, as well as his leadership skills and financial knowledge, which enable him to serve as a financial expert on our Audit and Compliance Committee.

CHRISTOPHER W. BODINE
Director of the Company since 2009
Age 60

Mr. Bodine joined the Board of Directors in 2009. Mr. Bodine retired from CVS Caremark in January 2009 after 24 years with CVS. Prior to his retirement, Mr. Bodine served as President, Healthcare Services of CVS Caremark Corporation, where he was responsible for strategy, business development, trade relations, sales and account management, pharmacy merchandising, marketing, information technology and Minute Clinic. Prior to the merger of CVS Corporation and Caremark Rx, Inc. in March 2007, Mr. Bodine served for several years as Executive Vice President — Merchandising and Marketing of CVS Corporation. Mr. Bodine is active in the pharmaceutical industry, having served on a number of boards and committees, including the Healthcare Leadership Council, RI Quality Institute, National Retail Federation, National Association of Chain Drug Stores (NACDS), and the NACDS Pharmacy Affairs and Leadership Committees. Mr. Bodine also previously served as a director with Nash Finch. The Board of Directors concluded that Mr. Bodine should serve on the Board of Directors because of his extensive industry experience and knowledge of the needs and operations of our major customers.

CHRISTOPHER J. COUGHLIN
Director of the Company since 2014
Age 63

Mr. Coughlin joined the Board of Directors in July 2014. He previously served as a member of the Board of Directors of Forest beginning 2011. Mr. Coughlin is currently a Senior Advisor to McKinsey & Co., a role he has had since 2012. He was Executive Vice President and Chief Financial Officer of Tyco International from 2005 to 2010. During his tenure, he played a central role in the separation of Tyco into five independent, public companies. Mr. Coughlin served as Senior Advisor to the CEO and Board of Directors of Tyco until September 2012. Prior to joining Tyco, he worked as the Chief Operating Officer of the Interpublic Group of Companies from June 2003 to December 2004, as Chief Financial Officer from August 2003 to June 2004 and as a director from July 2003 to July 2004. Previously, Mr. Coughlin was Executive Vice President and Chief Financial Officer of Pharmacia Corporation from 1998 until its acquisition by Pfizer in 2003. Prior to that, he was Executive Vice President of Nabisco Holdings and President of Nabisco International. From 1981 to 1996 he held various positions, including Chief Financial Officer, at Sterling Drug. Mr. Coughlin is currently serving as the Chairman of the Board of Dun & Bradstreet, where he is a former member of the Audit Committee, chairs the Nominating and Governance Committee, and is a member of the Compensation and Benefits Committee. He also serves on the Board of Directors of Alexion Pharmaceuticals where he is Chair of the Audit Committee and a member of the Pharmaceutical Compliance and Quality Committee. He is also on the Board of Directors of Hologic, Inc., where he sits on the Audit and Finance Committee. In addition, Mr. Coughlin previously served on the Boards of Directors of Covidien, Dipexium, the Interpublic Group of Companies, Monsanto Company and Perrigo Company. The Board of Directors concluded that Mr. Coughlin’s depth of experience in executive leadership roles within complex corporate organizations and his audit committee service on public company boards contributes critical risk oversight and management insight to our Board of Directors and that therefore Mr. Coughlin should serve on the Board of Directors.

MICHAEL R. GALLAGHER
Director of the Company since 2015
Age 70

Mr. Gallagher joined the Board of Directors in March 2015. He previously served on the Allergan, Inc. Board of Directors from 1998 until our acquisition of Allergan, Inc. In 2004, Mr. Gallagher retired as Chief Executive Officer and as a Director of Playtex Products, Inc. Prior to joining Playtex in 1995, Mr. Gallagher was Chief Executive Officer of North America for Reckitt & Colman plc; President and Chief Executive Officer of Eastman Kodak’s subsidiary, L&F Products; President of the Lehn & Fink Consumer Products Division at Sterling Drug, General Manager of the Household Products Division of the Clorox Company, and Brand Manager of The Procter & Gamble Company. Mr. Gallagher is a member and past Chairman of the Board of Advisors of the Haas School of Business, University of California, Berkeley. The Board of Directors has concluded that, with more than three decades of experience in key leadership roles at public and private personal care and consumer products companies, including as the former Chief Executive Officer of Playtex Products, Mr. Gallagher provides our Board of Directors with a wealth of business and management experience, as well as invaluable broad-based personal care and consumer products experience and therefore should serve on the Board of Directors.

ALLERGAN - 2016 Proxy Statement    11

Back to Contents
CATHERINE M. KLEMA
Director of the Company since 2004
Age 57

Ms. Klema joined the Board of Directors in 2004. She is currently President of Nettleton Advisors LLC, a consulting firm established by Ms. Klema in 2001. Prior to establishing her firm, Ms. Klema served as Managing Director, Healthcare Investment Banking, at SG Cowen Securities from 1997 to 2001. Ms. Klema also served as Managing Director, Healthcare Investment Banking, at Furman Selz LLC from 1994 until 1997, and was employed by Lehman Brothers from 1987 until 1994. Ms. Klema served as a director of Pharmaceutical Product Development, Inc., a global contract research organization, from 2000 to 2011. In March 2012, Ms. Klema was appointed to the Montefiore Health System Board of Trustees. The Board of Directors concluded that Ms. Klema’s qualifications for service on our Board of Directors include her background in healthcare investment banking and her knowledge of the business of pharmaceutical research and development.

PETER J. MCDONNELL, M.D.
Director of the Company since 2015
Age 57

Dr. McDonnell joined the Board of Directors in March 2015. He previously served as a member of the Allergan, Inc. Board of Directors from 2013 until our acquisition of Allergan, Inc. Dr. McDonnell is currently the Director and William Holland Wilmer Professor of the Wilmer Eye Institute of the Johns Hopkins University School of Medicine since 2003. Dr. McDonnell also serves as the Chief Medical Editor of Ophthalmology Times since 2004, and has served on the editorial boards of numerous ophthalmology journals. Dr. McDonnell also served as the Assistant Chief of Service at the Wilmer Institute from 1987 to 1988. Dr. McDonnell also serves as the President and a director of the National Alliance for Eye and Vision Research and the Alliance for Eye and Vision Research. He served as a consultant to the United States Department of Health and Human Services in 1996. Dr. McDonnell served as a full-time faculty at the University of Southern California from 1988 until 1999, where he advanced to the rank of professor in 1994. The Board of Directors has concluded that Dr. McDonnell should serve on the Board of Directors because he provides our Board of Directors with wide-ranging expertise in ophthalmology and is widely recognized as an international leader in corneal transplantation, laser refractive surgery and the treatment of dry eye.

PATRICK J. O’SULLIVAN
Director of the Company since 2013
Age 74

Mr. O’Sullivan joined the Board of Directors in October 2013. He previously served as a member of Warner Chilcott’s Board of Directors beginning 2009. He retired from LEO Pharma A/S in 2006, after 30 years of service with LEO. Prior to his retirement, Mr. O’Sullivan served in positions of increasing responsibility with LEO, most recently as the Chief Executive Officer of LEO Pharma Ireland and as a director of LEO. He also served as a director of LEO Pharmaceuticals Ltd. UK, LEO Pharma SA France and The LEO Foundation. Mr. O’Sullivan is a registered pharmacist, a member and honorary fellow of the Pharmaceutical Society of Ireland and a Knight of the Order of the Dannebrog. Currently, Mr. O’Sullivan is a pharmaceutical business consultant and serves on the Board of Directors of Amarin Corporation plc, where he is a member of the Audit Committee and chairs the Nominating and Corporate Governance Committee. The Board of Directors concluded that Mr. O’Sullivan should serve on the Board of Directors because of his demonstrated management ability at senior levels within the pharmaceutical industry, his knowledge of the financial, operational and strategic requirements of a successful international business, which he developed as Chief Executive Officer of LEO Pharma Ireland, and his understanding of the fundamentals of the healthcare industry.

BRENTON L. SAUNDERS
Director of the Company since 2014
Age 46

Mr. Saunders has served as a member of our Board of Directors and as Chief Executive Officer and President since July 2014. He was previously Chief Executive Officer and President of Forest beginning October 2013 and a member of the Board of Directors of Forest beginning 2011. Mr. Saunders served as Chief Executive Officer and as a Board Member of Bausch + Lomb Incorporated from March 2010 until August 2013, and as a senior executive with Schering-Plough from 2003 to 2010, most recently as President of Global Consumer Health Care. He also served as Head of Integration for both Schering-Plough’s merger with Merck & Co. and for Schering-Plough’s $16 billion acquisition of Organon BioSciences. Before joining Schering-Plough, Mr. Saunders was a Partner and Head of the Compliance Business Advisory Group at PricewaterhouseCoopers LLP from 2000 to 2003. Prior to that, he was Chief Risk Officer at Coventry Health Care between 1998 and 1999 and a co-founder of the Health Care Compliance Association in 1995. Mr. Saunders began his career as Chief Compliance Officer for the Thomas Jefferson University Health System. In addition to the Bausch + Lomb Board of Directors, he served on the Board of Directors of ElectroCore LLC. He is also the former Chairman of the New York chapter of the American Heart Association. He is currently a member of the Board of Trustees of the University of Pittsburgh, The Business Council and PhRMA. The Board of Directors concluded that, based on Mr. Saunders’ leadership experience as Chief Executive Officer of two global healthcare companies and deep pharmaceutical experience, Mr. Saunders provides deep management and operational experience, as well as invaluable senior compliance experience and broad regulatory expertise, and therefore should serve as on the Board of Directors.

ALLERGAN - 2016 Proxy Statement    12

Back to Contents
RONALD R. TAYLOR
Director of the Company since 1994
Age 68

Mr. Taylor joined the Board of Directors in 1994. Mr. Taylor is currently the President of Tamarack Bay, LLC, a private consulting firm. He has been a director of ResMed Inc., a medical device manufacturer, since 2005 and currently serves as the lead director and Chair of its Nominating and Governance Committee. He has also been a director of Tillster, Inc. since 2002 and is currently the Chairman of Tillster’s Board of Directors. He also served as a member of the Board of Directors of Red Lion Hotels Corporation from 1998 until 2014 and as a member of the Board of Directors and of the Compensation Committee of Aethon Inc. from 2005 until 2014. Prior to forming Tamarack Bay, Mr. Taylor was a general partner of Enterprise Partners Venture Capital, a venture capital firm, from 1998 until 2001. The Board of Directors concluded that Mr. Taylor should serve on the Board of Directors because of his experience as a founder of a successful business and his expertise in evaluating and investing in healthcare companies.

FRED G. WEISS
Director of the Company since 2000
Age 74

Mr. Weiss joined the Board of Directors in 2000. Mr. Weiss is currently the managing director of the consulting firm FGW Consultancy LLC and was previously the managing director of FGW Associates, Inc., a position he held beginning 1997. Prior to joining FGW he served as an executive for Warner-Lambert for nearly 20 years, most recently as Vice President, Planning, Investment and Development. Mr. Weiss is also an Independent Vice-Chairman of the Board of Directors and Chairman of the Audit Committee of numerous BlackRock-sponsored mutual funds. In this capacity, and pursuant to BlackRock’s policies, Mr. Weiss has oversight responsibility for finance and accounting matters, and has no responsibility for, or discretion concerning, any of BlackRock’s investment decisions. Additionally, Mr. Weiss has been a Director of the Michael J. Fox Foundation for Parkinson’s Research since 2000 and also serves as its Treasurer and as the Chair of its Finance Committee. The Board of Directors concluded that Mr. Weiss is qualified to serve on the Board of Directors because of his financial expertise and experience in strategic planning and corporate development, among other factors.

The Board of Directors knows of no reason why any of the foregoing nominees will be unavailable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

REQUIRED VOTE

Persons nominated to serve on our Board of Directors in an uncontested election must receive a greater number of votes cast “FOR” than votes cast “AGAINST” in order to be elected, or re-elected, to the Board of Directors. Accordingly, abstentions will not affect the outcome of the election of directors. Proxies cannot be voted for a greater number of persons or different persons than the nominees named.

Please note that if your broker holds your ordinary shares in “street name,” your broker will not vote your shares on the election of directors, and broker non-votes will result, unless you provide your voting instructions to your broker. Broker non-votes will not affect the outcome of the election of directors.

The Board of Directors unanimously recommends a vote FOR the election of Nesli Basgoz, M.D., Paul M. Bisaro, James H. Bloem, Christopher W. Bodine, Christopher J. Coughlin, Michael R. Gallagher, Catherine M. Klema, Peter J. McDonnell, M.D., Patrick J. O’Sullivan, Brenton L. Saunders, Ronald R. Taylor and Fred G. Weiss.

ALLERGAN - 2016 Proxy Statement    13

Back to Contents

Executive Officers

EXECUTIVE OFFICERS OF THE REGISTRANT

Below are our executive officers as of March 25 , 2016:

Name	Age	Principal Position with Registrant
Paul M. Bisaro	55	Executive Chairman
Brenton L. Saunders	46	Chief Executive Officer and President
Robert A. Stewart	48	Executive Vice President & President, Generic and Global Operations
Paul Navarre	46	Executive Vice President & President, International Brands
William Meury	47	Executive Vice President & President, Branded Pharma
Philippe Schaison	54	Executive Vice President & President, Allergan Medical
Maria Teresa Hilado	51	Executive Vice President, Chief Financial Officer
A. Robert D. Bailey	52	Executive Vice President, Chief Legal Officer and Corporate Secretary
Karen Ling	52	Executive Vice President, Chief Human Resources Officer
James C. D’Arecca	45	Chief Accounting Officer

PAUL M. BISARO

Mr. Bisaro has served as Executive Chairman of our Board of Directors since July 2014. He previously served as our President and Chief Executive Officer and as Chairman of our Board of Directors beginning October 2013; prior to serving as Chairman he served on the Board of Directors beginning September 2007. Prior to joining the Company, Mr. Bisaro was President, Chief Operating Officer and a member of the Board of Directors of Barr from 1999 to 2007. Between 1992 and 1999, Mr. Bisaro served as General Counsel of Barr, and from 1997 to 1999, served in various additional capacities including Senior Vice President — Strategic Business Development. Prior to joining Barr, he was associated with the law firm Winston & Strawn and a predecessor firm, Bishop, Cook, Purcell and Reynolds, from 1989 to 1992. Mr. Bisaro also currently serves on the Board of Visitors of the Catholic University of America’s Columbus School of Law and the Boards of Directors of Zimmer Biomet Holdings, Inc. and Zoetis, Inc. Mr. Bisaro holds an undergraduate degree in General Studies from the University of Michigan and a Juris Doctor from Catholic University of America in Washington, D.C.

BRENTON L. SAUNDERS

Mr. Saunders has served as a member of our Board of Directors and as Chief Executive Officer and President since July 2014. He was previously President and Chief Executive Officer of Forest beginning October 2013 and a member of the Board of Directors of Forest beginning 2011. Mr. Saunders served as Chief Executive Officer and as a Board Member of Bausch + Lomb Incorporated from March 2010 until August 2013, and as a senior executive with Schering-Plough from 2003 to 2010, most recently as President of Global Consumer Health Care. He also served as Head of Integration for both Schering-Plough’s merger with Merck & Co. and for Schering-Plough’s $16 billion acquisition of Organon BioSciences. Before joining Schering-Plough, Mr. Saunders was a Partner and Head of the Compliance Business Advisory Group at PricewaterhouseCoopers LLP from 2000 to 2003. Prior to that, he was Chief Risk Officer at Coventry Health Care between 1998 and 1999 and a co-founder of the Health Care Compliance Association in 1995. Mr. Saunders began his career as Chief Compliance Officer for the Thomas Jefferson University Health System. In addition to the Bausch + Lomb Board of Directors, he served on the Board of Directors of ElectroCore LLC. He is also the former Chairman of the New York chapter of the American Heart Association. He is currently a member of the Board of Trustees of the University of Pittsburgh, The Business Council and PhRMA. He received a B.A. from the University of Pittsburgh, an M.B.A. from Temple University School of Business, and a J.D. from Temple University School of Law.

ALLERGAN - 2016 Proxy Statement    14

Back to Contents

ROBERT A. STEWART

Mr. Stewart has served as our Executive Vice President and President, Generic and Global Operations since March 2015. He previously served as our Chief Operating Officer beginning July 2014 and President, Global Operations and Executive Vice President, Global Operations, beginning August 2010. He joined the Company in November 2009 as Senior Vice President, Global Operations. Prior to joining the Company, Mr. Stewart held various positions with Abbott Laboratories, Inc. from 2002 until 2009, most recently as Divisional Vice President, Global Supply Chain; from 2005 until 2008, as Divisional Vice President, Quality Assurance and prior to that as Divisional Vice President for U.S./Puerto Rico and Latin America Plant Operations as well as Director of Operations for Abbott’s Whippany plant. Prior to joining Abbott, he worked for Knoll Pharmaceutical Company from 1995 to 2001 and, prior to that, Hoffman La-Roche Inc. Mr. Stewart received B.S. degrees in Business Management and Finance in 1994 from Fairleigh Dickinson University.

PAUL NAVARRE

Mr. Navarre has served as our Executive Vice President and President, International Brands since March of 2015. Prior to assuming his current role, Mr. Navarre most recently served as Corporate Vice President & President, Europe, Africa and Middle East (EAME) of Allergan, Inc. beginning July 2013. Previously, Mr. Navarre held various leadership positions at Allergan, Inc. including Vice President, Neurosciences EAME and Vice President, Ophthalmology EAME. Mr. Navarre joined Allergan, Inc. in 2007 as Senior Marketing Director for Ophthalmology, Europe and Country Manager, France. Before joining Allergan, Inc., Mr. Navarre spent 15 years at Procter & Gamble (P&G) in leadership roles of increasing responsibility within both their consumer and pharmaceutical divisions, serving in his last position as Country Manager for Australia, Austria, Switzerland, Finland, Sweden, Greece, and Portugal for the P&G Pharmaceutical business. Mr. Navarre holds a Master’s degree in Business Administration from the Institut Supérieur du Commerce (ISC Paris Business School).

WILLIAM MEURY

Mr. Meury has served as our Executive Vice President and President, Branded Pharma since March 2015. Mr. Meury joined the Company in July 2014 as Executive Vice President, Commercial, North American Brands. He previously served as Executive Vice President, Sales and Marketing at Forest. He joined Forest in 1993 and has held positions in Marketing, New Products, Business Development, and Sales. Prior to his role as Executive Vice President, Sales and Marketing, he served as Senior Vice President, Global Commercial and U.S. Marketing and oversaw the activities of several departments including Product Management, Market Research, and Commercial Assessments, as well as Forest’s Global Marketing and Early Commercialization groups. Mr. Meury directed 10 product launches during his tenure at Forest. Before joining Forest, Mr. Meury worked in public accounting for Reznick Fedder & Silverman and in financial reporting for MCI Communications. He has a B.S. in Economics from the University of Maryland.

PHILIPPE SCHAISON

Mr. Schaison has served as our Executive Vice President and President, Allergan Medical since March 2015. Previously, Mr. Schaison served as Corporate Vice President and President of U.S. Medical of Allergan, Inc. beginning September 2013. Before joining Allergan, Inc., Mr. Schaison held various leadership positions at Clarins including Global President Worldwide Travel Retail; President, Latin America and Middle East, Africa; and as a member of the Executive Committee. He previously served as the Chief Executive Officer of Aesthetic Factors, an aesthetic startup; Vice President of Global Skin Care for Johnson & Johnson; in various General Manager positions at L’Oreal leading Southern Europe, the Middle East and India, Vichy L’Oreal USA and Greece; as the lead for Arthur D. Little Consulting Philadelphia (U.S.) Health Care Practice; and in a number of sales and marketing positions at Merck & Co. Philippe is also a Board Member of the Galien Foundation, which oversees and directs activities in the United States for the Prix Galien, an international award regarded as the equivalent of the Nobel Prize in biopharmaceutical research. He holds an MBA from Hautes Etudes Commerciales (H.E.C.) and a PharmD. from Université de Paris V.

MARIA TERESA HILADO

Ms. Hilado has served as our Executive Vice President, Chief Financial Officer since December 2014. Prior to joining the Company, Ms. Hilado served as Senior Vice President, Finance and Treasurer of PepsiCo, Inc. beginning 2009. Ms. Hilado has over 26 years of finance, treasury and strategic experience in large global public corporations across a variety of industries. Prior to joining PepsiCo in 2009, she served as the Vice President and Treasurer at Schering-Plough from 2008 to 2009. Previously, Ms. Hilado served in a variety of senior finance roles including Assistant Treasurer at General Motors (“GM”) Corporation beginning in 1990. At GM, she also held a variety of positions in mergers and acquisitions, labor negotiations, and treasury. She also served as Chief Financial Officer of General Motors Acceptance Corporation Commercial Finance from 2001 to 2005. Ms. Hilado currently serves on the Board of Directors of H.B. Fuller Company, which she joined in October 2013, and from May 2013 until August 2013, served on the Board of Directors of Bausch + Lomb. Ms. Hilado earned a M.B.A. from the University of Virginia’s Darden School of Business Administration, and a B.S. in Management Engineering from Ateneo de Manila University in the Philippines.

A. ROBERT D. BAILEY

Mr. Bailey has served as our Executive Vice President, Chief Legal Officer and Corporate Secretary since July 2014. He previously served from November 2013 to June 2014 as Senior Vice President, Chief Legal Officer, General Counsel and Corporate Secretary of Forest. Prior to that, he served in various capacities at Bausch + Lomb beginning in 1994, including, from 2007 to 2013, as Executive Vice President, Law, Policy and Communications. Before joining Bausch + Lomb, Mr. Bailey was an attorney at Nixon Peabody (formerly Nixon Hargrave Devans & Doyle). Mr. Bailey received his J.D. from the University of Minnesota and his B.A. from St. Olaf College in Northfield, MN.

ALLERGAN - 2016 Proxy Statement    15

Back to Contents

KAREN LING

Ms. Ling has served as our Executive Vice President, Chief Human Resources Officer since July 2014. She previously served as Senior Vice President and Chief Human Resources Officer at Forest beginning January 2014. Ms. Ling joined Forest from Merck & Co., where she served as Senior Vice President, Human Resources, for the company’s Global Human Health and Consumer Care businesses worldwide beginning in November 2011. Prior to that, she was Vice President, Compensation and Benefits at Merck and Group Vice President, Global Compensation & Benefits at Schering-Plough (which was acquired by Merck). Prior to joining Schering-Plough in 2008, Ms. Ling spent 14 years at Wyeth in various positions of responsibility in human resources and in Wyeth Pharmaceutical’s Labour and Employment Department. Before joining Wyeth, Ms. Ling was an attorney at Goldstein and Manello, P.C. in Boston. Ms. Ling holds a J.D. from Boston University School of Law and a B.A. from Yale University.

JAMES C. D’ARECCA

Mr. D’Arecca has served as our Chief Accounting Officer since August 2013. Prior to joining the Company, Mr. D’Arecca held a similar position at Bausch + Lomb. Prior to joining Bausch + Lomb, Mr. D’Arecca worked for Merck & Co. where he was Executive Director and Business Development Controller responsible for being the primary liaison between the Controller’s organization and the business development and corporate licensing functions. Prior to joining Merck, Mr. D’Arecca was Executive Director and Assistant Controller at Schering-Plough. Mr. D’Arecca also spent 13 years with PricewaterhouseCoopers as a Certified Public Accountant. Mr. D’Arecca received his M.B.A. from Columbia University and his B.S. in Accounting from Rutgers University.

Our executive officers are appointed annually by the Board of Directors, hold office until their successors are chosen and qualified and may be removed at any time by the affirmative vote of a majority of the Board of Directors. We have employment agreements with most of our executive officers. There are no family relationships between any director and executive officer of Allergan.

ALLERGAN - 2016 Proxy Statement    16

Back to Contents

Corporate Governance

CORPORATE GOVERNANCE GUIDELINES AND CODE OF CONDUCT

Our Board of Directors has adopted Corporate Governance Guidelines. These guidelines address the make-up and functioning of the Board of Directors and its committees, which include determining director independence, criteria for Board of Directors membership, and authority to retain independent advisors.

Our Board of Directors has also adopted a Code of Conduct (the “Code”), which applies to all of our Board members and all of our officers and employees. The Code sets forth and summarizes certain of our policies related to legal compliance and honest and ethical business practices. The Code is intended to comply with the standards set forth in Section 303A.10 of the NYSE’s Listed Company Manual and SEC rules and regulations. Any amendments to, or waivers from, provisions of the Code that apply to our directors or executive officers, including our Chief Executive Officer (“CEO”) and Chief Financial Officer and persons performing similar functions, will be promptly posted on our website at www.allergan.com.

You can find links to our Corporate Governance Guidelines and our Code of Conduct under the “Investors — Corporate Governance” section of our website at www.allergan.com. Copies of these materials are available to shareholders without charge upon request sent to Allergan plc, Investor Relations, Morris Corporate Center III, 400 Interpace Parkway, Parsippany, NJ 07054.

DIRECTOR INDEPENDENCE

On an annual basis, our Board of Directors reviews the independence of all directors and affirmatively makes a determination as to the independence of each director. For a director to be considered independent, the Board of Directors must determine that the director does not have any direct or indirect material relationship with Allergan. To assist in making this determination, the Board of Directors has adopted Director Independence Standards, which are designed to conform to, or be more exacting than, the independence requirements set forth in the listing standards of the NYSE. You may find these standards at Exhibit A of our Corporate Governance Guidelines discussed above, which may be found under the “Investors — Corporate Governance” section of our website at www.allergan.com. In addition to applying these Director Independence Standards, the Board of Directors considers any and all additional relevant facts and circumstances in making an independence determination.

Our Board of Directors has determined that at least a majority of its directors has no direct or indirect material relationship with us (other than as our director) and such directors are independent within the meaning of the independence standards promulgated by the SEC and the NYSE. The Board of Directors determined, based on our Director Independence Standards and the NYSE standards for independence, that Nesli Basgoz, M.D., James H. Bloem, Christopher W. Bodine, Christopher J. Coughlin, Catherine M. Klema, Patrick J. O’Sullivan, Ronald R. Taylor, Michael R. Gallagher and Peter J. McDonnell, M.D. and Fred G. Weiss, have no material relationship with us and are independent directors. Messrs. Bisaro and Saunders were determined to be not independent because they are our Executive Chairman and Chief Executive Officer and President, respectively.

In making its independence determinations, the Board of Directors reviewed transactions and relationships between each director, or any member of his or her immediate family, and us or one of our subsidiaries or affiliates based on information provided by the director, our records and publicly available information. Each of the reviewed transactions and arrangements were entered into in the ordinary course of business and none of the business transactions, donations or grants involved an amount that exceeded the greater of $1 million or 2% of either company’s revenues with respect to transactions where a director served as an employee or general partner of the entity party to the transaction or any member of his or her immediate family or spouse served as an executive officer or general partner of any such entity.

In making its independence determinations, the Board of Directors considered the fact that many of our independent directors currently serve or have previously served within the last three years as a professor, trustee, director, or member of a board, council or committee for one or more charitable organizations (including research or scientific institutions), hospitals, for profit corporations or any other entity with which Allergan has business transactions or to which Allergan may make grants. These business transactions may include, among other things, purchases of services and supplies, licensing transactions, healthcare sponsorships and programs, research and development and clinical trials, activities, and limited consulting services.

None of our non-employee directors directly or indirectly provides any professional or consulting services to us and none of our directors currently has or has had any direct or indirect material interest in any of the above transactions and arrangements.

The Board of Directors has determined that these transactions were made in the ordinary course and did not affect the independence of the directors involved.

ALLERGAN - 2016 Proxy Statement    17

Back to Contents

RISK OVERSIGHT

Risk is inherent in every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including economic risks, financial risks, legal and regulatory risks, and others, such as the impact of competition and reputational risks. Management is responsible for the day-to-day management of the risks that we face, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors is responsible for satisfying itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

While the Board of Directors is ultimately responsible for risk oversight at Allergan, various committees of the Board of Directors are actively involved in the oversight of risks facing us.

A committee of the Board of Directors receives regular reports from members of senior management on areas of material risk to the Company. When a committee receives the report, the Chairman of the relevant committee reports on the discussion to the full Board of Directors during the next Board of Directors meeting. This enables the Board of Directors and its committees to coordinate their oversight of risk and identify risk interrelationships. Pursuant to its charter, the Audit and Compliance Committee is responsible for discussing with management the Company’s major areas of financial and compliance risk exposure, and reviewing the Company’s risk assessment and risk management policies. Pursuant to its charter, the Quality and Innovation Committee is responsible for assisting the Board of Directors with its oversight responsibilities regarding (i) the Company’s compliance with quality systems and other legal and regulatory requirements related to product safety and quality and environmental, health and safety matters; and (ii) the Company’s strategy, activities, results and investment in product research and development and innovation initiatives. As discussed in more detail in the Assessment of Compensation Risk section of this Proxy Statement on page 21, the Compensation Committee reviews our compensation programs to ensure that these programs do not lead to excessive risk-taking by our employees. The Board of Directors does not believe that its role in the oversight of the Company’s risk affects the Board of Directors’ leadership structure.

ALLERGAN - 2016 Proxy Statement    18

Back to Contents

Board of Directors and Committees

EXECUTIVE SESSIONS

We schedule regular executive sessions in which all of the directors meet without management participation. We also schedule regular executive sessions in which only independent directors meet. During 2015, Ms. Klema served, and still continues to serve, as our lead independent director.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Any interested party, including any shareholder, wishing to contact the Board of Directors, the presiding director of the non-management director meetings, or any other individual director may do so in writing by sending a letter to:

Chairman, Nominating and Corporate Governance Committee
c/o Corporate Secretary

Allergan plc

Clonshaugh Business and Technology Park, Coolock,
Dublin, D17 E400, Ireland

Our Corporate Secretary reviews all such written correspondence and regularly forwards to the Board of Directors a summary of all correspondence and copies of correspondence that, in the opinion of the Corporate Secretary, deal with the functions of the Board of Directors or its committees, or that the Corporate Secretary otherwise determines requires Board of Directors attention.

LEADERSHIP STRUCTURE

Our Board of Directors currently has no policy as to whether the roles of Chairman of the Board and Chief Executive Officer should be filled by separate individuals.

Immediately following the closing of the Forest Acquisition, on July 1, 2014, Paul M. Bisaro (formerly the Chairman and Chief Executive Officer of the Company) became the Executive Chairman, and Brenton L. Saunders (formerly the Chief Executive Officer and President of Forest) became Chief Executive Officer, President, and a member of the Board of Directors of the Company. Our Board of Directors has determined this leadership structure to be appropriate for the Company at this time, as Mr. Bisaro possesses deep knowledge of the Company, its management and operations, and has extensive experience with integrating complex pharmaceutical enterprises. Separating the roles of Executive Chairman and Chief Executive Officer enables the Board of Directors to aid in the oversight of management. Additionally, the separation of roles ensures that Mr. Saunders is able to focus on the ongoing operations of the Company, strategic mergers and acquisitions and driving the integration of our business in light of recent significant acquisitions. Additionally, the Board of Directors believes having a lead independent director provides a well-functioning and effective balance between strong Company leadership and appropriate safeguards and oversight by independent directors.

DIRECTOR NOMINATION PROCESS

The Nominating and Corporate Governance Committee considers director candidates from diverse sources, including suggestions from shareholders. From time to time, the Nominating and Corporate Governance Committee may engage a third party for a fee to assist in identifying potential director candidates. The Nominating and Corporate Governance Committee looks for candidates who represent a diverse mix of backgrounds and experiences that will enhance the quality of the Board of Directors’ deliberations and decisions. The backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities. Specifically, this committee seeks candidates who (a) bring not only direct experience, but also a variety of experience and background, both professionally and personally, (b) will represent the best interests of the shareholders as a whole rather than special interest groups or particular constituencies, (c) have a reputation for integrity and (d) satisfy the independence requirements of the NYSE, our Director Independence Standards and applicable law. The Nominating and Corporate Governance Committee’s goal is to have a diverse, balanced and engaged Board of Directors whose members possess the skills and background necessary to maximize shareholder value in a manner consistent with all legal requirements and the highest ethical standards. Our Corporate Governance Guidelines specify that the value of diversity on the Board of Directors should be considered by the Nominating and Corporate Governance Committee in the director identification and nomination process. This committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The Nominating and Corporate Governance Committee’s Charter and our Corporate Governance Guidelines, which are published on our website at www.allergan.com under the Investors section, set forth in further detail the criteria that guide this committee in assessing potential candidates for the Board of Directors.

In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee considers the director’s contributions to the Board of Directors and the committees on which such person serves, participation in and attendance at meetings, and any changes in employment status, health, community activity or other factors that may affect the director’s continuing contributions to the Board of Directors. The Nominating and Corporate Governance Committee evaluates each individual in the context of the Board of Directors as a

ALLERGAN - 2016 Proxy Statement    19

Back to Contents

whole, with the objective of recommending a group of candidates that can best ensure the long-term success of the business and represent shareholder interests through the exercise of sound judgment using its depth and diversity of experience.

The Nominating and Corporate Governance Committee initially evaluates a candidate for nomination to the Board of Directors based on information supplied by the party recommending the candidate and any additional public information that may be available. If the initial evaluation is favorable, the Nominating and Corporate Governance Committee gathers additional information on the candidate’s qualifications, availability, probable level of interest and any potential conflicts of interest. If the subsequent evaluation is also favorable, the Nominating and Corporate Governance Committee contacts the candidate directly to better determine each party’s level of interest in pursuing the candidacy and checks the candidate’s references. If, after discussions and meetings, the candidate and the Nominating and Corporate Governance Committee establish a mutual interest in pursuing the candidacy, the committee will make a final recommendation to the Board of Directors to nominate the candidate for election by the shareholders (or to select the candidate to fill a vacancy, as applicable). The Nominating and Corporate Governance Committee employs the same process for evaluating all candidates, including those properly recommended by shareholders and will consider shareholder recommendations of candidates on the same basis as it considers all other candidates.

Shareholders wishing to recommend a director candidate for consideration by the Nominating and Corporate Governance Committee may do so by sending the candidate’s name, biographical information and qualifications, together with a consent in writing signed by the recommended nominee that he or she is willing to be considered as a nominee and, if nominated and elected, he or she will serve as a director, to the Chair of the Nominating and Corporate Governance Committee in care of the Corporate Secretary, Allergan plc, Clonshaugh Business and Technology Park, Coolock, Dublin, D17 E400, Ireland. The submission of a recommendation by a shareholder in compliance with these procedures does not guarantee the selection of the shareholder’s candidate or the inclusion of the candidate in our Proxy Statement. However, the Nominating and Corporate Governance Committee will consider any such candidate in accordance with the procedures and guidelines as described above and as set forth in the Charter of our Nominating and Corporate Governance Committee and in our Corporate Governance Guidelines.

BOARD MEETINGS

During the fiscal year ended December 31, 2015, the Board of Directors of Allergan plc held 15 meetings. Each incumbent director attended at least 75 percent of the combined total of (i) all Board of Directors meetings and (ii) all meetings of committees of which the director was a member. We do not have a policy with regard to Board members’ attendance at annual meetings. Two members of the Board of Directors then in office attended our 2015 Annual General Meeting of Shareholders.

COMMITTEES

The Board of Directors has created four standing committees: the Audit and Compliance Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Quality and Innovation Committee. The Board of Directors has adopted a charter for each of the four committees. The charters for each committee and other materials related to corporate governance are available under the Investors section of our website at www.allergan.com. A copy is also available to shareholders upon request sent to Allergan plc, Investor Relations, Morris Corporate Center III, 400 Interpace Parkway, Parsippany, NJ 07054.

THE AUDIT AND COMPLIANCE COMMITTEE

We have an Audit and Compliance Committee currently composed of James H. Bloem, Michael R. Gallagher, Patrick J. O’Sullivan and Fred G. Weiss.

Mr. Weiss serves as the Chairman of the Audit and Compliance Committee. All of the members of the Audit and Compliance Committee have been determined by the Board of Directors to be “independent” and meet the audit committee independence requirements of the NYSE listing standards and SEC Rule 10A-3. The Board of Directors has determined that three of the current members of the Audit and Compliance Committee qualify as “audit committee financial experts” within the meaning of the SEC rules, and are financially literate as required under the NYSE listing standards.

The functions of the Audit and Compliance Committee and its activities during fiscal 2015 are described on page 51 under the heading “Report of the Audit and Compliance Committee.”

The Audit and Compliance Committee is directly responsible for the engagement, compensation and oversight of the work of PricewaterhouseCoopers LLP (including resolution of disagreements, if any, between management and PricewaterhouseCoopers LLP regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. During the fiscal year ended December 31, 2015, the Audit and Compliance Committee of Allergan plc met 10 times.

THE COMPENSATION COMMITTEE

We have a Compensation Committee currently composed of Christopher W. Bodine, Christopher J. Coughlin, Catherine M. Klema and Ronald R. Taylor. Messrs. Bodine, Coughlin and Taylor served on the Compensation Committee throughout fiscal year 2015. Tamar D. Howson served on the Compensation Committee during fiscal year 2015 until March 17, 2015, when Ms. Howson resigned from the Board of Directors and its committees in connection with the closing of the Allergan Acquisition. Ms. Klema was appointed to the Compensation Committee in May 2015.

Mr. Taylor serves as the Chairman of the Compensation Committee. All of the members of the Compensation Committee have been determined by the Board of Directors to be “independent” and meet the independence requirements of the NYSE listing standards. Our Board of Directors has determined that all current Compensation Committee members qualify as “non-employee directors” within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and

ALLERGAN - 2016 Proxy Statement    20

Back to Contents

as “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code. The primary purpose of the Compensation Committee is to: (1) evaluate the performance and determine the compensation of our chief executive officer and Executive Chairman; (2) review and determine the compensation payable to our executive officers; (3) oversee and administer our equity compensation and other incentive compensation plans; (4) oversee the use of senior executive employment agreements and severance plans; (5) review compensation programs and policies for features that may encourage excessive risk taking, and determine the extent to which there may be a connection between compensation and risk; and (6) review and approve the Compensation Discussion and Analysis to be included in the Proxy Statement for our annual meetings.

The Compensation Committee engaged Frederic W. Cook & Co., Inc. (“F.W. Cook”), an independent compensation consulting firm, to advise the Compensation Committee during 2015. F.W. Cook reported directly to the Compensation Committee and the Compensation Committee retains the right to terminate or replace the consultant at any time. F.W. Cook provides no services to the Company or management. Additional information about the Compensation Committee’s processes and procedures for consideration of executive compensation, including the role of our chief executive officer, are addressed in the Compensation Discussion and Analysis beginning on page 22. The Compensation Committee of Allergan plc met 7 times during the fiscal year ended December 31, 2015.

Each year the Compensation Committee reviews the independence of its compensation consultant and other advisors. In performing its analysis, the Compensation Committee considers the factors set forth in SEC rules and NYSE listing standards. After review and consultation with F.W. Cook, the Compensation Committee has determined that F.W. Cook is independent and there are no conflicts of interest raised by the work of F.W. Cook currently nor were any conflicts of interest raised by the work performed during the year ended December 31, 2015.

Assessment of Compensation Risk

The Compensation Committee, with the assistance of senior management and our independent compensation consultant, generally reviews the elements of our executive compensation programs to determine whether they encourage excessive risk taking. Among other things, it considers the following:

•	A significant portion of executives’ compensation is tied to the achievement of longer-term financial goals and sustained stock price performance, which is intended to encourage a long-term perspective and discourage short-term risk taking.

•	Goals are appropriately set to be sufficiently challenging but also reasonably achievable with strong performance.

•	The design of our short- and long-term incentives avoids steep payout cliffs at certain performance levels that may encourage short-term business decisions to meet payout thresholds.

•	To reduce the tendency of formulae and other objective financial performance measures to encourage short-term or excessive risk-taking, compensation decisions are not based solely on the Company’s financial performance, but also on subjective considerations, which account for non-financial performance and judgment.

•	The Company has stock ownership guidelines to further align the interests of our executives with shareholders.

•	The Company has clawback provisions that give the Compensation Committee the discretion to reduce the bonus amounts payable to our NEOs based on factors determined to be appropriate, including the achievement of performance goals applied under our Company-wide annual incentive plan, as described on page 26.

Based on the above, management has determined that risks arising from these policies and practices for our employees are not reasonably likely to have a material adverse effect on the Company.

THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

We have a Nominating and Corporate Governance Committee currently composed of Christopher W. Bodine, James H. Bloem, Christopher J. Coughlin, Catherine M. Klema, Ronald R. Taylor and Fred G. Weiss. Each member of the Nominating and Corporate Governance Committee served as such throughout fiscal year 2015. Mr. Bodine serves as the Chairman of the Nominating and Corporate Governance Committee. All of the members of the Nominating and Corporate Governance Committee have been determined by the Board of Directors to be “independent” and meet the independence requirements of the NYSE listing standards. The key functions of the Nominating and Corporate Governance Committee are to identify and present qualified candidates to the Board of Directors for election or re-election as directors of the Company, ensure that the size and composition of the Board of Directors and its committees best serve our practices and objectives, develop and recommend to the Board of Directors a set of corporate governance guidelines and principles and periodically review and recommend changes to such guidelines and principles as deemed appropriate, oversee the evaluation of the Board of Directors and senior management, make recommendations to the Board of Directors regarding the compensation payable to members of the Board of Directors and make recommendations to the Board of Directors regarding governance matters, including our Amended and Restated Memorandum and Articles of Association. The Nominating and Corporate Governance Committee of Allergan plc met 4 times during the fiscal year ended December 31, 2015.

THE QUALITY AND INNOVATION COMMITTEE

We have an Quality and Innovation Committee (formerly known as the Operations and Innovation Committee) currently composed of Nesli Basgoz, M.D., Michael R. Gallagher, Peter J. McDonnell, M.D. and Patrick J. O’Sullivan. Dr. Basgoz and Mr. O’Sullivan served on the committee throughout fiscal year 2015. Tamar D. Howson, John A. King, Jiri Michal and Andrew L. Turner served on the committee during fiscal year 2015 until March 17, 2015. Effective March 17, 2015 and in connection with the closing of the Allergan Acquisition, Ms. Howson, Dr. King and Messrs. Michal and Turner resigned from our Board of Directors.

The Quality and Innovation Committee assists the Board of Directors with the Board of Directors’ oversight responsibilities regarding our compliance with applicable legal and regulatory requirements related to product safety and quality and environmental, health and safety matters. Dr. Basgoz served as the Chairman of the Quality and Innovation Committee during the fiscal year 2015. The Quality and Innovation Committee met 4 times during the fiscal year ended December 31, 2015.

ALLERGAN - 2016 Proxy Statement    21

Back to Contents

Compensation Discussion and Analysis

In this section, we discuss and analyze the material elements of compensation paid to each of our Named Executive Officers (or “NEOs”) in 2015.

2015 Named Executive Officers

Brenton L. Saunders	Chief Executive Officer and President
Paul M. Bisaro	Executive Chairman
Maria Teresa Hilado	Executive Vice President, Chief Financial Officer
Robert A. Stewart	Executive Vice President and President, Generic and Global Operations
William Meury	Executive Vice President and President, Branded Pharma

The Executive Summary that follows provides an overview of our performance and its relationship with our compensation decisions and practices. Following the Executive Summary, we will review each element of compensation. This Compensation Discussion and Analysis should be read together with the information in the Summary Compensation Table and other executive compensation tables below.

EXECUTIVE SUMMARY

In 2015, we continued the dynamic transformation of our Company, highlighted by our ability to drive and achieve strong growth and sustainable value creation across our businesses, while simultaneously executing business development initiatives that will drive our future success.

•	We completed the integration of Forest, and the acquisition and integration of Allergan, Inc.

•	We announced our intentions to accelerate our transformation in Growth Pharma by agreeing to divest our global generics business and certain other assets to Teva Pharmaceutical Industries Ltd.

•	We announced our historic $160 billion (using the stock price in effect on the date of the announcement ) combination with Pfizer Inc., which will create a global biopharmaceutical company with best-in-class innovative and established businesses.

•	Our stock price continued to outperform the market as we delivered total shareholder return of 21% for 2015 vs. -0.1% for the S&P 500 and 2% for the NYSE ARCA DRG Index.

As shown below, we performed exceptionally well throughout this year of dramatic change.

(1)	Revenues for the year ended December 31, 2015 and 2014 were $15,071.0 million and $6,738.9 million, respectively and pro forma revenues for the years ended December 31, 2015 and 2014 were $13,717.9 million and $12,460.1 million, respectively. Pro forma growth includes revenues that were earned by our predecessor company, Allergan, Inc., of $1,523.0 million and $7,225.4 million for the years ended December 31, 2015 and 2014, respectively. Pro forma revenues also include revenues earned by our predecessor companies Forest and Aptalis Holdings Inc. in the year ended December 31, 2014 of $2,239.8 million. Pro forma revenues excludes (i) Namenda IR revenues of $556.3 million and $1,315.7 million for the years ended December 31, 2015 and 2014, respectively; (ii) revenues from our Anda Distribution segment of $2,225.5 million and $2,042.2 million for the years ended December 31, 2015 and 2014, respectively; and (iii) the impact of divested products, the divested Pharmatech business and other non-GAAP adjustments as reported in the years ended December 31, 2015 and 2014 of $94.3 million and $386.1 million, respectively.

ALLERGAN - 2016 Proxy Statement    22

Back to Contents

Commercial Segment Performance*:

•	Five of our seven franchises have now reached the billion dollar mark.

•	We maintained or expanded our leadership position in all of our key therapeutic categories.

•	Our branded revenues grew at a double-digit rate for the year and the growth was broad-based across our key therapeutic areas. Excluding the impact of foreign exchange:

–	Three quarters of our top global products grew at a double-digit rate.

–	9 of our top global products grew more than 15 percent.

–	Leading growth drivers included Restasis™ (+19%), Fillers (+20%), Botox™ (+14%), Linzess™ (+55%), Viibryd™ (+26%) and Lo Loestrin™ (+26%).

Key Research & Development Achievements:

•	Allergan accounted for nearly 10 percent of all the 45 New Molecular Entity (NME) approvals in the U.S. in 2015.

•	We received more than 100 pharma approvals worldwide, 25 major drug approvals globally and in generics, 46 ANDA submissions in the U.S. with 22 first-to-file submissions confirmed for the year and over 1,000 marketing applications.

•	We have a robust pipeline for future growth in all key therapeutic areas with more than 70 mid-to-late stage programs.

Business Development:

•	Our “Open Science” model delivered 10 new highly valuable opportunities across our key therapeutic areas.

SHARE PERFORMANCE

The information in the graph below pertaining to our performance relative to the S&P 500 Index and the NYSE ARCA DRG Index is being furnished but not filed with the SEC, and as such, the information is neither subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

The following chart compares the five-year cumulative total returns of holders of Allergan’s ordinary shares with the cumulative total returns of the S&P 500 index and the NYSE ARCA DRG Index. The chart tracks the performance of a $100 investment in our ordinary shares and in each of the comparator groups (with reinvestment of all dividends, if any) for the applicable time frames.

*	All numbers are pro-forma and include legacy Allergan, Inc. and its subsidiaries as of January 1, 2015. Percentage growth is shown as revenues for fiscal year 2015 over fiscal year 2014, pro-forma.
**	$100 invested on December 31, 2010 in stock or index, including reinvestment of dividends. Return shown in intervals of one year from the end of each fiscal year.

ALLERGAN - 2016 Proxy Statement    23

Back to Contents
OUR EXECUTIVE COMPENSATION FRAMEWORK

Our executive compensation framework focuses on the following key objectives:

•	Creating unambiguous long-term shareholder alignment by linking a substantial portion of executives’ pay to share price appreciation;

•	Delivering sustainable top- and bottom-line growth;

•	Over-achieving our merger commitments;

•	Creating a unified management team aligned to a shared set of objectives;

•	Attracting and retaining key executive talent;

•	Providing flexibility and allowing for Compensation Committee discretion in order to reflect individual circumstances as well as changing business conditions and priorities; and

•	Reinforcing our bold, entrepreneurial culture.

Component	Key Elements	Purpose
Pay Mix (see page 25 for additional details)	Maintain lower base salaries vs. peers.	Ensures substantial portion of compensation is performance-based and tied to financial and share price performance.
Performance Share Unit (PSU) Program	PSU program provides payouts dependent solely upon the achievement of certain share price compound annual growth rate targets during the 39-month performance period. Additional service-based vesting feature provides for final payouts in 2019.	Creates unambiguous long-term shareholder alignment and enhanced retention of key executives.
Stock Options	Stock option grants with a longer vesting horizon (20% per year over five years).	Creates additional alignment between pay and long-term share price performance.
Front-Loading of Equity Grants (see page 28 for additional details)	Front-loading of equity grants results in grants being made to our NEOs every three years rather than annually. No new grants were made in 2015.	Create strong focus on sustained growth and immediate shareholder alignment by emphasizing performance in critical first years immediately following the Forest and Allergan Acquisitions.
Transaction-based awards (see page 29 for additional details)	Special cash-based long-term incentive awards related to our transformational Forest and Allergan Acquisitions.	Focus executives on delivering on our Forest and Allergan Acquisition commitments while maintaining industry leading shareholder returns.

Create enhanced retention of executives during the critical integration processes.

KEY GOVERNANCE FEATURES OF OUR EXECUTIVE COMPENSATION PROGRAMS

At-risk compensation and pay for performance. As illustrated by the charts on page 25, we link a significant portion of each NEO’s total compensation to the achievement of specific, rigorous performance goals. We consider such portion of each executive’s compensation to be “at-risk.”

Appropriate choice and use of peer groups. We have thoughtfully selected a peer group of companies with similar market capitalization or scope of operations to us to review relevant market competitiveness data and to ensure our NEOs’ compensation remains competitive. We set executive total compensation at levels the Compensation Committee believes are appropriate relative to the total compensation paid to similarly situated executives of our peer companies, giving consideration to market and other factors as well as relative company performance and the fact that a significant percentage of our NEOs’ compensation is at risk.

Equity compensation best practices. Our equity plans prohibit option re-pricing or replacement of underwater options. Our equity incentives generally vest over a period of four to five years to ensure that our executives maintain a long-term view of shareholder value creation and to encourage retention.

No supplemental retirement plans. We do not maintain any supplemental retirement plans.

Caps on incentive awards. Our annual cash incentive awards and payouts under all of our equity- and cash-based long-term incentive awards are capped.

Limited perquisites and personal benefits. We provide our NEOs with only limited perquisites and personal benefits in addition to the regular benefits offered to all employees. We believe that each of these perquisites has an important business purpose.

No single-trigger change in control benefits. Our change in control arrangements, which include payment of cash severance benefits under the NEOs’ employment agreements or our change in control severance pay plan, as applicable, and accelerated vesting of long-term equity incentive awards, are “double-trigger” in that they are payable only if an NEO’s employment is terminated following a change of control. This feature enhances management continuity in the event of a change of control of the Company.

Independent Compensation Committee consultant. F.W. Cook, the Compensation Committee’s compensation consultant, reports directly to the Compensation Committee and provides no services to the Company or management.

Risk mitigation. As described in further detail on page 21, the mix and design of our compensation programs serve to mitigate operational, financial, legal and regulatory, and strategic and reputational risks. In addition, our share ownership guidelines and clawback policies help mitigate risk.

ALLERGAN - 2016 Proxy Statement    24

Back to Contents

Share ownership requirements and anti-hedging and anti-pledging policies. Our executive officers are subject to minimum share ownership requirements intended to reflect the Compensation Committee’s philosophy that all officers should hold a significant amount of shares to ensure their interests are aligned with those of our shareholders. These requirements were recently increased in early 2016 (see page 32 for more details). In addition, our insider trading policy prohibits our NEOs from hedging their economic exposure to our shares or pledging our shares.

Clawback policies. Our 162(m) annual bonus plan, described on page 26, includes clawback policies that give the Compensation Committee the discretion to reduce the bonus amounts payable to our NEOs based on factors determined to be appropriate, including the achievement of performance goals applied under our Company-wide annual incentive plan, as described on page 26.

IMPACT OF 2015 SAY ON PAY VOTE & SHAREHOLDER ENGAGEMENT

At our 2015 shareholders meeting, we provided shareholders with the opportunity to cast an annual non-binding vote on executive compensation. Over 85% of the votes cast on this 2015 “say-on-pay” vote were in favor of the proposal. Although the results of this vote are advisory and non-binding, we have considered the results of the 2015 say-on-pay vote as well as discussions held with many of our largest shareholders. We believe that overwhelming support of our shareholders for the 2015 say-on-pay vote proposal indicates that our shareholders are generally supportive of our approach to executive compensation. In the future, we will continue to consider the outcome of our say-on-pay votes and other shareholder feedback when making compensation decisions regarding our NEOs.

DETERMINATION OF COMPENSATION

ROLE OF THE COMPENSATION COMMITTEE AND MANAGEMENT IN COMPENSATION DECISIONS

The Compensation Committee makes all compensation decisions regarding senior management, which includes our NEOs and certain other senior officers of the Company. The Compensation Committee considers the recommendation of both the Chief Executive Officer and Executive Chairman in determining the compensation of the other NEOs.

The Compensation Committee engaged F.W. Cook, an independent executive compensation consulting firm, to advise the Compensation Committee on matters related to Chief Executive Officer and other executive compensation with respect to 2015.

For more information on the role of the Compensation Committee and the Committee’s independent consultant, see page 21.

PRINCIPAL COMPONENTS OF 2015 EXECUTIVE COMPENSATION

This section describes the components of our NEOs’ 2015 compensation, which consisted of the following:

Direct Compensation	Indirect Compensation
• Base Salary	• Employee and other benefits
• Annual Incentive Awards
• Long-Term Incentives

The following chart illustrates the key direct compensation components for our Chief Executive Officer and other NEOs as a percentage of their 2015 total target direct compensation opportunities:

COMPONENTS OF CEO PAY	COMPONENTS OF OTHER NAMED EXECUTIVE OFFICER PAY (AVERAGE)

ALLERGAN - 2016 Proxy Statement    25

Back to Contents
BASE SALARY

Base salary provides our NEOs with a degree of financial certainty and stability. In setting base salaries and determining base salary increases for our NEOs, the Compensation Committee takes into account a variety of factors, including:

•	Level of responsibility;

•	Individual and team performance;

•	Internal review of the NEO’s total compensation, individually and relative to our other officers and executives with similar responsibilities within the Company; and

•	General levels of salaries and salary changes relative to our other officers and executives with similar responsibilities at peer group companies.

Salary levels are typically reviewed annually as part of our performance review process as well as upon a promotion or other change in job responsibility. Increases to the salaries of our NEOs are based on the Compensation Committee’s and the Chief Executive Officer’s assessment (other than for himself) of the individual’s performance and market conditions.

Consistent with our objective to ensure that a substantial portion of pay is performance based, the Compensation Committee determined not to increase the base salaries for Messrs. Saunders, Bisaro and Stewart in 2015. Based on its annual review of executive officer compensation levels and opportunities, as described in more detail on page 27, the Compensation Committee approved base salary adjustments in 2015 for Ms. Hilado and Mr. Meury of 15% given their significantly lower base salary levels as compared to similar executives at peer companies. Even after these increases, Ms. Hilado’s and Mr. Meury’s base salaries continue to be positioned below comparable executives at peer companies.

The base salaries for our NEOs during 2015 are set forth in the following table:

Name	2014 Base Salary ($)	2015 Base Salary ($)	Change (%)
Brenton L. Saunders	1,000,000	1,000,000	0
Paul M. Bisaro	750,000	750,000	0
Maria Teresa Hilado	545,000	625,000	15
Robert A. Stewart	715,000	715,000	0
William Meury	545,000	625,000	15

ANNUAL INCENTIVE AWARDS

Annual cash incentive awards are an important feature of our performance-based compensation program. Annual cash incentive awards to our NEOs are made under our 162(m) Plan, which the Company adopted and our shareholders approved in 2012. The 162(m) Plan is intended to allow incentive compensation payable under such plan to qualify as performance-based compensation and therefore be tax-deductible by the Company under Section 162(m) of the Internal Revenue Code. See “Tax Deductibility of Compensation” on page 33 for further information regarding Section 162(m).

For 2015, the maximum award for each participant under the 162(m) Plan continued to be based on a percentage of the Company’s operating income(1), as defined in the 162(m) Plan (3.0% for Messrs. Saunders and Bisaro and 2.0% for each of our other NEOs), with a cap of $7,000,000 payable to a participant in any given year. Under the 162(m) Plan, the Compensation Committee has the discretion to reduce the bonus amounts payable to our NEOs based on factors determined to be appropriate, including the achievement of performance goals applied under our Company-wide annual incentive plan (the “AIP”), as described below. The majority of our non-field-based employees participate in the AIP.

The Compensation Committee’s practice has been to exercise negative discretion from the calculated 162(m) Plan maximum award payable to each NEO by applying the AIP performance goal(s) in making its determination of the actual award amount paid. This approach is not purely formulaic, however, as the Compensation Committee also considers the contributions of each participant to our success during the performance period and other factors it deems appropriate. The Compensation Committee cannot increase the calculated 162(m) Plan maximum award payable and can only reduce it. Annual cash incentive awards are typically paid in March of the year following the 162(m) Plan performance period.

2015 Annual Incentive Awards

The Compensation Committee determined individual incentive award levels and corporate financial and individual performance goals, which were based on performance during the full 2015 calendar year. However, in connection with the Allergan Acquistion, the Compensation Committee determined that it was appropriate to modify the pre-established corporate performance goals for the second through fourth quarters of 2015 in order to tie awards to the financial performance of our combined company.

(1)	“Operating income” is defined as the Company’s operating income determined in accordance with GAAP plus, without duplication and only to the extent such amount represents a charge or expense determined in accordance with GAAP and reflected in the operating income of the Company and regardless of classification within the Company’s statement of income, the sum of (a) depreciation and amortization expense; (b) asset impairment charges; (c) charges associated with the revaluation of material contingent liabilities that are based in whole or in part on future estimated cash flows; (d) business restructuring charges; (e) costs and charges associated with the acquisition of businesses and assets including, but not limited to, milestone payments and integration charges; (f) litigation charges and settlements; (g) losses and expenses associated with the sale of assets; minus (h) gains or income of a nature similar to items (a) through (g) above. With respect to each of (a) through (h), such amounts are as identified in the Company’s financial statements, notes to the financial statements, or management’s discussion and analysis with respect to the financial statements as filed with the SEC.

ALLERGAN - 2016 Proxy Statement    26

Back to Contents

As part of its annual review of executive officer compensation opportunities, the Compensation Committee approved increases to the target bonus levels for Messrs. Saunders and Bisaro. For 2015, Mr. Saunders’ target bonus opportunity was increased to a fixed dollar amount of $3,000,000 from 150% of his base salary (or $1,500,000) in 2014. For 2015, Mr. Bisaro’s target bonus opportunity was increased to a fixed dollar amount of $1,500,000 from 140% of his base salary (or $1,050,000) in 2014. The Compensation Committee made this change to ensure that each executive’s total annual cash opportunity (i.e., base salary + target annual incentive) was more competitive with our peers, particularly given the Committee’s strategic decision to keep base salary levels below those of our peers’.

2015 Performance Goals

For 2015, the performance goals under the AIP, which were applied as part of the Compensation Committee exercising its negative discretion under the 162(m) Plan, consisted of a combination of corporate financial and individual performance goals for each of the NEOs.

Corporate Financial Performance. For the 2015 performance year, non-GAAP Earning Per Share (EPS) replaced Adjusted EBITDA as the corporate financial performance metric. The Compensation Committee made this change because they believe non-GAAP EPS: (i) better aligns to investor expectations; (ii) maintains a strong focus on profitability; (iii) is durable as we continue to grow in size and complexity; (iv) is easy to understand and communicate; and (v) aligns with the market practice amongst our peers.

For the purpose of measuring corporate financial performance, “Non-GAAP EPS” means the Company’s diluted earnings per share adjusted to exclude charges or items from the measurement of performance relating to: (i) amortization expenses; (ii) asset impairment charges and losses / (gains) and expenses associated with the sale of assets; (iii) business restructuring charges associated with the Company’s Global Supply Chain and Operational Excellence Initiatives or other restructurings of a similar nature; (iv) costs and charges associated with the acquisition of businesses and assets including, but not limited to, milestone payments, integration charges, other charges associated with the revaluation of assets or liabilities and charges associated with the revaluation of acquisition related contingent liabilities that are based in whole or in part on future estimated cash flows; (v) litigation charges and settlements; and (vi) other unusual charges or expenses.

Given the timing of the closing of the Allergan Acquisition, which occurred near the end of the first quarter of 2015, non-GAAP EPS goals were established by the Committee for two time periods as shown below. Full year performance was determined by taking the weighted average of the two periods. Additionally, non-GAAP EPS performance for purposes of the AIP includes the performance of our global generics business, which is being divested to Teva Pharmaceuticals Industries Ltd. during 2016.

2015 Non-GAAP EPS

					Achievement vs.	Achievement
	Threshold	Target	Stretch	Actual	Target	Weighting
Period	($)	($)	($)	($)	(%)	(%)
Jan 1 - March 31 (pre-Allergan Acquisition)	3.91	4.10	4.31	4.59(1)	120	25
April 1 - Dec 31 (post-Allergan Acquisition)	12.32	12.97	14.27	13.03(2)	102	75
				Full-Year	105	100
(1)	Results adjusted to exclude the additional share issuance occurring pursuant to the Allergan Acquisition and the interest expense related to the financing of the Allergan Acquisition.

(2)	Includes performance of global generics business, which is being divested to Teva Pharmaceutical Industries Ltd. during 2016. Results adjusted to exclude impact of certain extraordinary, unbudgeted items including the acceleration of launch costs for two products (Viberzi and Kybella).

Individual Performance. The Compensation Committee also recognizes that individual performance is a key element to consider in determining the overall cash incentive award payable to an executive. To this end, our Chief Executive Officer reviews the performance of each of our NEOs (other than himself) on the basis of specific objectives and subjective factors and makes recommendations to the Compensation Committee on final award amounts. The Chief Executive Officer’s and Executive Chairman’s awards are subject to a similar adjustment based on their individual performance, respectively, which is determined by the Compensation Committee.

In 2015, the Compensation Committee approved the following strategic goals and objectives for Messrs. Saunders and Bisaro:

•	Integrations: Ensuring the successful execution of the Allergan Acquisition including: integration, synergy identification and capture, completion of equity and debt financing activities, and disciplined pay-down of debt;
•	R&D: Continued investment and value capture from robust R&D investments;
•	Investor Outreach: Effective communication with shareholders, particularly with respect to value in specialty pharmaceutical leadership; and
•	Executive Recruitment: Recruiting and retaining key executives and development of succession plans for senior leaders.

Performance Goals of Other NEOs. In consultation with the Compensation Committee, our Chief Executive Officer and Executive Chairman assigned specific individual performance goals for 2015 to our other NEOs that were tailored to the scope and nature of their responsibilities.

Maximum performance under the AIP results in earning 225% of target payouts, taking into account the degree of achievement of financial and individual performance objectives and other factors the Compensation Committee deems relevant to its determination, which may include the Company’s total shareholder return for the year both in relative and absolute terms. Threshold payouts are based on the minimum level of performance for which payouts are authorized and results in earning 50% of the NEO’s target award.

ALLERGAN - 2016 Proxy Statement    27

Back to Contents

The amount payable to each of the NEOs under the 162(m) Plan was determined as follows:

Named Executive Officer 2015 Annual Incentive Awards
	Target				Actual
	Annual Base	Target Annual	Target Annual	Maximum Annual
Name	Salary ($)	Incentive (%)	Incentive ($)	Incentive ($)	($)
Brenton L. Saunders	1,000,000	n/a	3,000,000	6,750,000	6,000,000
Paul M. Bisaro	750,000	n/a	1,500,000	3,375,000	3,000,000
Maria Teresa Hilado	625,000	100	625,000	1,406,250	783,750
Robert A. Stewart	715,000	100	715,000	1,608,750	978,120
William Meury	625,000	100	625,000	1,406,250	890,625

2015 NAMED EXECUTIVE OFFICER PERFORMANCE

In determining the awards for Messrs. Saunders and Bisaro, the Compensation Committee considered specifically each executive’s leadership in driving the historic transformation of our company while ensuring the organization remained focused on our customers, patients and other key stakeholders to deliver the exceptional results described in the Executive Summary on page 22.

Ms. Hilado’s award reflects the strong performance of our finance and IT organizations during 2015, which included the following achievements:

•	Successfully completed one of the largest bond and equity offerings in recent years related to the Allergan Acquisition;
•	SAP consolidation in the U.S. and Canada; and
•	Supported the Allergan Acquisition and the expected divestiture of our generics business.

Mr. Stewart’s award reflects the strong performance of our global operations, generics and Anda organizations during 2015, which included the following achievements:

•	22 confirmed first-to-file applications and 46 new ANDA submissions in the U.S., and the launch of 53 products in the U.S. and 350 internationally;
•	Record sales for our Anda business; and
•	Supported new product launches and achieved record low level of “out of stocks.”

Mr. Meury’s award reflects the exceptional performance of our US Brands segment during 2015, which included the following achievements:

•	Grew revenues by double-digits;
•	Launched five products, including Viberzi™, Dalvance™, Namzaric™, Liletta™ and AvyCaz™; and
•	Exceeded $1 billion in BOTOX™ therapeutic sales.

LONG-TERM INCENTIVES

The Compensation Committee believes that long-term equity-based incentive awards provide a valuable tool for aligning the interests of management with our shareholders and focusing management’s attention on our long-term growth. In addition, the Compensation Committee believes that equity-based awards are essential to attract and retain the talented professionals and managers needed for our continued success.

The Company currently maintains the shareholder approved Amended and Restated 2013 Incentive Award Plan of Actavis plc (the “2013 IAP”). In connection with the closing of the Allergan Acquisition, the Company also assumed and subsequently amended the Allergan, Inc. 2011 Incentive Award Plan (the “Allergan Plan”). Shares available for issuance under the Allergan Plan may also be used to settle awards granted under the 2013 IAP, subject to certain limitations.

Front-Loading Awards

As described in more detail in the Compensation Discussion and Analysis of our 2015 annual Proxy Statement, we “front-loaded” performance share unit (PSU) and stock option awards granted to the NEOs - that is, those awards represent three years’ worth of equity awards reflecting the applicable NEO’s equity awards for 2015, 2016 and 2017. As a result, no new long-term incentive awards were granted to the NEOs in 2015.

We believe that front-loading these awards provides the following benefits to us and our shareholders:

•	Creates immediate shareholder alignment by emphasizing performance in the critical first years following our transformational mergers;
•	Encourages and rewards sustained performance over the performance period;
•	Focuses our new management team on one set of goals; and
•	Provides retention of executives in an environment where there is heightened competition for talent with industry peers.

ALLERGAN - 2016 Proxy Statement    28

Back to Contents
Form of Award	Percentage of Total Target Long-Term Incentive Award Value	Purpose		Performance Measured	Earned and Vesting Periods
Performance Share Unit (PSU) Award (restricted stock units)	75%	• •	Creates unambiguous shareholder alignment Encourages retention	TSR CAGR	Earned based on total shareholder return (“TSR”) for the performance period from July 1, 2014 through September 1, 2017 and time-based vesting on December 31, 2017, 2018 and 2019
Stock Option Award	25%	•	Rewards long-term sustained share price appreciation	Share price growth above the grant price	5 year ratable vesting

		•	Encourages retention

Performance Share Unit Awards

PSU awards may be earned based on the Company’s TSR compound annual growth rate (“CAGR”) for the 39-month performance period from July 1, 2014 through September 1, 2017. Following the performance period, earned awards vest based on continued service with the Company, with 1/3 of the award vesting on each of December 31, 2017, 2018 and 2019. The number of PSUs that may be earned ranges from 0% to 300% of the target number granted, depending on performance (with linear interpolation between performance levels) as follows:

TSR CAGR	Percentage of Target Shares Earned
Flat or drops below $210 (threshold)	None
10% (target)	100%
30% or higher (maximum)	300%

While the performance period runs from July 1, 2014 through September 1, 2017, in order to protect against variations in share price due to forces and events beyond the control of the Company, there is a special feature built into the awards that allows the participants to “bank” a portion of the award prior to September 1, 2017 if the Company’s share price grows by at least 10% on an annual basis. There are two measurement dates before the performance period ends when a portion of the award may be banked:

Bank Date 1: If the Company’s average closing share price is at or above the target share price of $280 during any rolling four-quarter period ending in 2015 or 2016, then 25% of the NEO’s target award will be banked at the end of such four-quarter period.

Bank Date 2: If the Company’s share price is at or above the target share price of $280 on June 1, 2017, then 25% of the amount earned based on the actual TSR CAGR on that date will be banked on such date.

Any banked PSU Awards will be paid in shares when the total award is settled at the end of the performance and service vesting periods.

For the four consecutive quarters ended September 30, 2015, the Company’s average closing share price was $285.07. As a result, 25% of each participant’s target PSU award was banked as described above. The banked portion remains subject to the service vesting conditions of the award and will be payable in accordance with the normal schedule as described above.

Stock Option Awards

Stock option awards vest 20% per year on each of the first, second, third, fourth and fifth anniversaries of the grant date.

TRANSFORMATION INCENTIVE AWARDS

In connection with the closing of the Allergan Acquisition, members of our new senior management team, including each of the NEOs, were granted certain “Transformation Incentive Awards” pursuant to the terms of our 2013 IAP.

The Transformation Incentive Awards are intended to incentivize our executives to deliver superior performance during the critical years immediately following the Allergan Acquisition, which closed on March 17, 2015.

Goal	Description of Target	Weighting(%)
Non-GAAP EPS	• Achieve full-year non-GAAP EPS of $25.00 for 2017	65%
Relative TSR	• Achieve above-median share price growth compared to peers for the period of March 17, 2015 – December 31, 2018	35%

Mr. Saunders was granted a Transformation Incentive Award with target award value of $15 million. Our other NEOs, including our Chairman, were granted Transformation Incentive Awards with target award values of $5 million.

If earned, the Transformation Incentive Awards will be in paid in cash in two equal installments on December 31, 2018 and December 31, 2019, subject to the executives’ continued employment. The Compensation Committee believes that the additional time-vesting conditions promote executive retention and a longer-term perspective.

ALLERGAN - 2016 Proxy Statement    29

Back to Contents
EMPLOYEE AND OTHER BENEFITS

The NEOs are eligible to participate in a variety of retirement, health and welfare and paid time off benefits similar to, and on the same basis as, our other salaried, U.S.-based employees. Additionally, we provide our NEOs, along with our other executives, with a limited number of personal benefits that we believe have a business purpose and are reasonable and consistent with our overall compensation program and better enable us to attract and retain superior employees for key positions. The primary purpose of these additional benefits is to allow our executives to focus greater attention to important Company endeavors by helping them work more efficiently, minimizing distractions, and ensuring their safety and security.

•	Reimbursement of financial counseling and tax preparation up to a maximum of $10,000 per year. We believe that it is important for executives to have professional assistance with managing their total compensation so that they can focus their full attention on growing and managing the business.
•	Limited personal use of Company aircraft and Company cars. We believe that these benefits provide a more secure travel environment for executives and allow them to devote additional time to Company business. To ensure his safety and security, Mr. Saunders is required by our Board of Directors to use the Company aircraft for all business and personal travel. Mr. Saunders is required to reimburse the Company to the extent the incremental cost of any personal travel exceeds $200,000 in any calendar year. Mr. Bisaro is entitled to limited personal use of the Company aircraft not to exceed $110,000 per year. Additionally, Mr. Saunders is provided with access to a dedicated Company car and driver. In 2015, Messrs. Bisaro and Stewart were provided with an annual car allowance. For 2016, the Compensation Committee has eliminated this car allowance benefit, which will be phased out over a two-year period.

All taxes payable on the value of the benefits described above are borne by the recipient of such benefits.

Compensation Actions Taken in Connection with the Pfizer Transaction

On November 22, 2015, we entered into an agreement to merge with Pfizer Inc. (the “Pfizer Transaction”). The Pfizer Transaction, if consummated, is expected to constitute a change in control of the Company for purposes of Section 280G of the Internal Revenue Code. Section 280G of the Internal Revenue Code and related provisions (“Section 280G”), impose an extra 20% excise tax, in addition to regular ordinary income taxes, on certain payments and benefits that may become payable to certain employees, including our NEOs. Section 280G generally provides that only one company can experience a change in control in a given transaction. As a result, although our executives and the Pfizer executives may become entitled to similar payments and benefits in the Pfizer Transaction (e.g., cash severance payments), only our executives will be exposed to an excise tax risk.

In connection with the Pfizer Transaction, the Compensation Committee considered the disparate impact the excise tax would have on our leadership team, and the potential distractions that could arise as a result of the perceived inequities of the tax rules. To address these concerns, the Compensation Committee, in consultation with its advisors, including its independent compensation consultant and external legal counsel, considered and analyzed various alternative courses of action. After discussion and careful deliberation, on November 20, 2015 the Compensation Committee approved, and we subsequently entered into, agreements that entitle each NEO, contingent on the consummation of the Pfizer Transaction, to be reimbursed for taxes (the “Tax Reimbursement Payment”) incurred as a result of certain payments and benefits received in connection with the Pfizer Transaction. In making this determination, the Compensation Committee considered, among other things, the significant value delivered by the NEOs and our other executives to our shareholders and the fact that many of the potential payments and benefits that may become subject to the excise tax are “double trigger” in nature and will only become payable if the applicable executive is actually or constructively terminated following the closing of the Pfizer Transaction. For example, Messrs. Saunders and Meury have been named to executive roles with the combined organization following the closing of the transaction. As a result, Tax Reimbursement Payments to these individuals (as well as to others who join the combined organization) may never be required. Additionally, the Compensation Committee considered the relatively low cost of the proposed measures compared to the transaction value. In consideration for entering into these tax reimbursement agreements, the Company required each NEO to agree to comply with a non-competition covenant for one year following certain terminations of his or her employment (to the extent he or she was not already subject to a non-competition covenant). By their terms, the reimbursement agreements apply only to the Pfizer Transaction. If the Pfizer Transaction does not close, the reimbursement agreements will expire and will not apply to any other change in control transaction.

To further mitigate the potential impact of the Section 280G excise tax on our management team and the Company, the Compensation Committee also approved the advance payment of a portion of the Merger Success Awards and of the annual incentive awards for 2015, which had been earned by the executives based on performance through the payment date (as described in more detail below). Because of the way in which the Section 280G excise tax is calculated, paying these amounts in the year before the Pfizer Transaction is expected to close could result in a decrease in the potential tax reimbursement payment to our NEOs and cost to the Company.

Merger Success Awards

The Merger Success Awards were designed to incentivize our executives to fulfill specific performance goals in connection with the Forest Acquisition, while maintaining industry leading shareholder returns. Payout of the Merger Success Awards depended on achievement of cost saving goals related to the Forest Acquisition (the “Synergy Savings Goal”) and share price growth compared to our peers (the “Relative TSR Goal”), with each goal being weighted equally. As of December 1, 2015, we had achieved 190% of our target performance level (with 200% being the maximum performance level) with respect to the Synergy Savings Goal. Accordingly, and in light of the Section 280G considerations discussed above, the Compensation Committee approved the payment of the portion of the Merger Success Award contingent on the Synergy Savings Goal to each of our NEOs in December of 2015:

ALLERGAN - 2016 Proxy Statement    30

Back to Contents
Named Executive Officer Merger Success Award – Synergy Savings Goal Payout
	Target for Synergy Savings Goal ($)	Actual
Name		Performance (%)	Final Payout for Synergy Savings Goal ($)
Brenton L. Saunders	7,500,000	190	14,250,000
Paul M. Bisaro	5,250,000	190	9,975,000
Maria Teresa Hilado	2,500,000	190	4,750,000
Robert A. Stewart	2,500,000	190	4,750,000
William Meury	2,500,000	190	4,750,000

The portion of the Merger Success Awards that is contingent on achievement of the Relative TSR Goal remains outstanding.

Annual Bonus Plan

The Compensation Committee determined the achievement of our NEOs under the 162(m) Plan with respect to the annual incentive award for 2015 by measuring Company performance during the period from January 1, 2015 through December 1, 2015 against the Non-GAAP EPS targets previously approved as well as each NEO’s individual performance. Based on performance through that date, the Compensation Committee determined that 90 percent of each NEO’s target annual incentive award for 2015 was earned and that amount was paid prior to December 31, 2015. The remaining portion of the NEOs’ 2015 annual incentive awards will be paid at its normal time on or before March 15, 2016. For more information regarding the 2015 performance goals and the determination of the 2015 annual incentive awards, please see “2015 Annual Incentive Awards” on page 26.

OTHER COMPENSATION PRACTICES

Compensation Peer Group

The Compensation Committee reviews the elements of our compensation program, including executive officer compensation levels and opportunities as compared to those provided to similarly situated executives among a peer group of companies.

In setting the compensation for our NEOs and other senior executives, the Compensation Committee considers compensation survey data from independent third party sources as well as publicly available information. While we generally aim to set each NEO’s target total direct compensation (base salary plus target annual cash incentive compensation plus the expected value of long-term incentive grants) within the levels paid to similarly situated executives in our peer group, such data is intended to serve as only one of several reference points to assist the Compensation Committee in its discussions and deliberations.

The Compensation Committee reserves flexibility to vary from the median based on a variety of factors including the desired mix of variable and fixed pay elements, prior year compensation targets, the NEO’s overall performance and changes in roles or responsibilities.

In connection with the Allergan Acquisition, the Compensation Committee approved certain modifications to our peer group. These modifications were intended to balance the need to reflect our new size, scale and operational complexity while maintaining reasonable relative size positioning against the peer group.

Removed from the peer group were Biogen Idec Inc., Mylan, Inc., Celgene Corporation, Valeant Pharmaceuticals, Inc. and Perrigo Company. Added to the peer group were AstraZeneca plc, GlaxoSmithKline plc, Novartis AG, Novo Nordisk A/S, Roche Holding AG and Sanofi.

AbbVie Inc.	Merck & Co. Inc.
Amgen Inc.	Novartis AG
AstraZeneca plc	Novo Nordisk A/S.
Bristol-Myers Squibb Company	Pfizer Inc.
Eli Lilly	Roche Holding AG
Gilead Sciences Inc.	Sanofi
GlaxoSmithKline plc

(1)	All financial and organizational data were extracted from Standard & Poor’s Capital IQ financial database and reflect the most recent fiscal year end information available unless otherwise noted.

ALLERGAN - 2016 Proxy Statement    31

Back to Contents

Share Ownership Requirements

Share ownership requirements support our strong ownership culture and ensure alignment of our senior management team with our shareholders over the longer term. We maintain a formal stock ownership policy, under which our Chief Executive Officer, Executive Chairman and other senior executives are required to acquire and hold Allergan shares in an amount representing a multiple of base salary.

Updated Policy

As part of its regular review of our executive compensation programs and policies, the Compensation Committee recently adopted increased ownership requirements for our Chief Executive Officer, Executive Chairman and other members of senior management.

Role	New Requirements	Prior Requirements
Chief Executive Officer	6 x base salary	4 x base salary
Executive Chairman	6 x base salary	4 x base salary
Other NEOs	4 x base salary	2 x base salary

Additionally, as part of the updated policy, executives are required to retain in stock 100% of the after-tax net proceeds associated with stock option exercises and/or PSU and restricted stock unit (RSU) distributions until the designated multiple of base salary is reached.

The following table sets forth the stock ownership guidelines and current holdings for the Chief Executive Officer, Executive Chairman, and the other NEOs as of December 31, 2015, assuming a stock price of $312.50.

* Ms. Hilado joined the Company on December 8, 2014.

Under the updated policy, shares counted toward the share ownership requirements include: (i) vested ordinary shares held of record or in a brokerage account by the individual or his or her spouse; and (ii) vested unexercised stock options. Unvested RSUs and PSUs with respect to which the actual number of shares to be awarded has not yet been determined do not count toward satisfaction of the ownership requirements.

Prohibitions on Hedging and Pledging of Our Shares

Our insider trading policy prohibits any NEO or any other officer or employee subject to its terms from entering into short sales or derivative transactions to hedge their economic exposure to our shares. In addition, these officers and employees are prohibited from pledging our shares as security for any loan.

Clawback Policies; Recoupment of Incentive Compensation

Pursuant to Messrs. Saunders’ and Bisaro’s employment agreements with the Company, all equity awards (including any proceeds, gains or other economic benefit actually or constructively received upon any receipt or exercise of any equity award or upon the receipt or resale of any shares of the Company underlying an equity award) will be subject to the provisions of any clawback policy implemented by the Company, including, without limitation, any clawback policy adopted to comply with the requirements of applicable law, including without limitation the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such clawback policy and/or in the applicable equity award.

In addition to the clawback provision in Messrs. Saunders’ and Bisaro’s employment agreements, the 162(m) Plan also provides that the Compensation Committee has the discretion to require a participant to repay the income, if any, derived from an award under the plan in the event of a restatement of the Company’s financial results within three years after payment of such award to correct a material error that is determined by the Compensation Committee to be the result of fraud or intentional misconduct.

These clawback policies help ensure that incentive compensation is payable only if the applicable underlying performance goals are met, consistent with our pay-for-performance philosophy.

ALLERGAN - 2016 Proxy Statement    32

Back to Contents

Tax Deductibility of Compensation

In establishing total compensation for the executive officers, the Compensation Committee considers the effect of Section 162(m) of the Internal Revenue Code (“Section 162(m)”). Section 162(m) generally disallows a tax deduction for compensation over $1 million paid for any fiscal year to the Chief Executive Officer and the three other highest paid executive officers other than the Chief Financial Officer unless the compensation qualifies as performance-based. While the Compensation Committee generally seeks to preserve the deductibility of most compensation paid to executive officers, the primary objective of the compensation program is to support the Company’s business strategy. Thus, the Compensation Committee maintains discretion to award compensation that may not be fully deductible.

Compensation Committee Report

The Compensation Committee of Allergan plc has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

THE COMPENSATION COMMITTEE

Ronald R. Taylor, Chairman
Christopher W. Bodine
Christopher J. Coughlin
Catherine M. Klema

ALLERGAN - 2016 Proxy Statement    33

Back to Contents

2015 Compensation Tables

SUMMARY COMPENSATION TABLE

The following table sets forth certain information regarding the annual and long-term compensation for services rendered to the Company in all capacities with respect to the fiscal years ended December 31, 2013, December 31, 2014 and December 31, 2015 of our NEOs:

							Change in
							Pension Value
							and Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
Name and		Salary(1)	Bonus(2)	Awards(3)	Awards(3)	Compensation(4)	Earnings(5)	Compensation(6)	Total
Principal Position	Year	($)	($)	($)	($)	($)	($)	($)	($)
Brenton L. Saunders	2015	1,000,000	—	—	—	20,250,000	224	315,325	21,565,549
Chief Executive	2014	500,000		25,931,824	8,585,568	1,541,250		55,187	36,613,829
Officer and President
Paul M. Bisaro	2015	750,000	5,000,000	—	—	12,975,000	9,226	228,692	18,962,918
Executive Chairman	2014	1,025,000		25,641,217	6,401,499	2,699,813		123,137	35,890,666
	2013	1,276,923	1,318,750	6,011,652		2,681,250		92,497	11,381,072
Maria Teresa Hilado	2015	594,231	3,000,000	—	—	5,533,750	630	106,710	9,235,321
Executive Vice President,	2014	31,442		8,721,187	1,432,418			256	10,185,303
Chief Financial Officer
Robert A. Stewart	2015	715,000	3,000,000	—	—	5,728,120	2,301	158,526	9,603,947
EVP & President,	2014	707,500		8,471,370	2,108,756	1,351,350		47,723	12,686,699
Generics & Global	2013	639,504		1,902,031	1,621,943	1,000,350		52,650	5,216,478
Operations
William Meury	2015	594,231	—	—	—	5,640,625	—	130,981	6,365,837
EVP & President,	2014	272,500		4,776,992	1,581,567	522,655		1,746	7,155,460
Branded Pharma

(1)	Salary includes annual salary and any salary earned but deferred, as applicable, under the Company’s deferred compensation plan.
(2)	For Messrs. Bisaro and Stewart, represents the payment during 2015 of retention awards received in connection with the Company’s 2013 acquisition of Warner Chilcott. For Ms. Hilado, represents the payment of a sign-on payment in connection with her hiring on December 8, 2014.
(3)	Our NEOs did not receive stock or option awards during 2015. For additional discussion of our long-term incentive program, see “Long-Term Incentives” on page 28.
(4)	Non-equity incentive plan compensation represents payments under our annual incentive plan for the 2015 performance year and payment of a portion of the Merger Success Awards in 2015. Annual incentive payments for the 2015 performance year are as follows: $6,000,000 for Mr. Saunders, $3,000,000 for Mr. Bisaro, $783,750 for Ms. Hilado, $978,120 for Mr. Stewart and $890,625 for Mr. Meury. For additional discussion of our annual incentive plan, see “Annual Incentive Awards” on page 26. In addition, we paid a portion of the Merger Success Awards granted in 2014 during 2015 as follows: $14,250,000 for Mr. Saunders, $9,975,000 for Mr. Bisaro and $4,750,000 for each of Ms. Hilado and Messrs. Stewart and Meury. For additional discussion of the Merger Success Awards, see “Compensation Actions Taken in Connection with the Pfizer Transaction” on page 30.
(5)	Represents above-market interest earned by our NEOs on their non-qualified deferred compensation account balances during 2015 (other than Mr. Meury, who does not have a plan account). For additional detail regarding our non-qualified deferred compensation plans, see the tables and text under “2015 Nonqualified Deferred Compensation” on page 37.
(6)	All Other Compensation for 2015 consisted of car allowances, Company matches under our qualified and non-qualified savings plans, group life insurance coverage and other perquisites as follows:

	Company	Car and Driver/	Savings Plan Company	Group Term	Financial Planning	Accumulated	Total Other
	Aircraft(1)	Car Allowance(2)	Matching Contributions	Life Insurance	Reimbursement	Paid-Time	Compensation
Name	($)	($)	($)	($)	($)	Off(3)	($)
Brenton L. Saunders	89,159	2,200	77,739	1,612	10,000	134,615	315,325
Paul M. Bisaro	98,912	15,014	69,882	1,839	—	43,045	228,692
Maria Tessa Hilado	—	601	34,768	1,540	9,900	59,901	106,710
Robert A. Stewart	30,616	12,067	46,155	1,151	—	68,537	158,526
William Meury	—	664	39,200	973	—	90,144	130,981

(1)	Amounts represent the incremental costs to us associated with the executive’s personal use of our aircraft. Incremental costs include fuel costs, landing and parking fees, per hour accruals for maintenance service plans, passenger catering and ground transportation, crew travel expenses and other trip-related variable costs (including fees for contract crew members and the use of our fractional jet interest). Because our aircraft are used primarily for business travel, incremental costs exclude fixed costs that do not change based on usage, such as pilots’ salaries, aircraft purchase or lease costs, fractional jet interest management fees, home-base hangar costs and certain maintenance fees.
(2)	The incremental cost for the Company car driver for commutation and nonbusiness events is calculated by multiplying the variable rate by the applicable miles driven. The variable rate includes a driver’s overtime compensation (if any), plus a cost per mile calculation based on fuel and maintenance expense. Because Company car and drivers are used primarily for business travel, incremental costs exclude fixed costs that do not change based on usage such as drivers’ salaries and vehicle purchase or lease cost. For instances where a car service is used, the incremental cost to the company is the actual fees paid for such service. The incremental cost for car allowance for Messrs. Bisaro and Stewart is the actual amounts paid by the Company to the NEO during 2015.
(3)	Amounts represent the payment to each of our NEOs in December 2015 of accumulated, but unpaid, paid time-off (PTO) balances. Starting January 1, 2016, our senior executives will no longer accrue value for PTO to be paid at termination of employment or any other later date. Accordingly, all PTO balances accumulated through year-end 2015 were paid out, and no amounts may be accrued in the future.

ALLERGAN - 2016 Proxy Statement    34

Back to Contents

2015 GRANTS OF PLAN-BASED AWARDS

The following table provides information about equity and non-equity awards granted to our NEOs for 2015:

			Estimated Possible Payouts Under Non-Equity
			Incentive Plan Awards
			Threshold	Target	Maximum
Name	Award Type	Grant Date	($)	($)	($)
Brenton L. Saunders	Non-Equity Incentive Plan Award(1)	3/4/15			7,000,000
	Transformation Incentive Plan Award(2)	3/17/15	8,812,500	15,000,000	30,000,000
Paul M. Bisaro	Non-Equity Incentive Plan Award(1)	3/4/15			7,000,000
	Transformation Incentive Plan Award(2)	3/17/15	2,937,500	5,000,000	10,000,000
Maria Teresa Hilado	Non-Equity Incentive Plan Award(1)	3/4/15			7,000,000
	Transformation Incentive Plan Award(2)	3/17/15	2,937,500	5,000,000	10,000,000
Robert A. Stewart	Non-Equity Incentive Plan Award(1)	3/4/15			7,000,000
	Transformation Incentive Plan Award(2)	3/17/15	2,937,500	5,000,000	10,000,000
William Meury	Non-Equity Incentive Plan Award(1)	3/4/15			7,000,000
	Transformation Incentive Plan Award(2)	3/17/15	2,937,500	5,000,000	10,000,000

(1)	The “maximum” amounts shown in the table reflect the largest possible payouts to our NEOs under our 162(m) Plan for the 2015 performance period based on operating income, as defined under that plan. There are no thresholds or targets under the 162(m) Plan. The 162(m) Plan provides the Compensation Committee with the ability to use negative discretion to award any amount that does not exceed the maximum. The Compensation Committee’s practice has been to exercise such discretion to reduce the maximum 162(m) Plan award payable to each NEO by applying the performance goals established under the AIP. The actual amounts awarded under our 162(m) Plan for 2015 are reported as “Non-Equity Incentive Plan Compensation” in the “Summary Compensation Table” on page 34. For a description of the 162(m) Plan and the performance goals under the AIP, including the threshold, target and maximum possible payouts for our NEOs and the use of the AIP goals in the Compensation Committee’s exercise of negative discretion, see “Annual Incentive Awards” on page 26.
(2)	The payout of the Transformation Incentive Plan Award can range from 58.75% of target at threshold (representing the weighted average threshold payout for the Non - GAAP EPS and Relative TSR goals) to a maximum of 200% of target, depending on the level of achievement of the applicable performance goals. For more information on Transformation Incentive Plan Awards, see page 29.

ALLERGAN - 2016 Proxy Statement    35

Back to Contents

2015 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following sets forth the outstanding equity awards for our NEOs at December 31, 2015:

	Option Awards					Stock Awards
									Equity		Equity
	Number of	Number of						Market	Incentive		Incentive
	Securities	Securities				Number of		Value of	Plan Awards:		Plan Awards:
	Underlying	Underlying				Shares or		Shares or	Number of		Market Value of
	Unexercised	Unexercised		Option		Units That		Units That	Shares or Units		Shares or Units
	Options -	Options -		Exercise	Option	Have Not		Have Not	That Have Not		That Have Not
	Exerciseable	Unexerciseable		Price	Expiration	Vested		Vested	Vested		Vested
Name	(#)	(#)		($)	Date	(#)		($)	(#)		($)
Brenton L. Saunders	20,930	83,721	(1)	224.00	7/1/24	28,749	(4)	8,989,063	86,248	(9)	26,952,500
	15,891	47,675	(2)	196.16	5/12/24	31,371	(5)	9,803,438
	147,152	75,806	(3)	91.13	9/30/23	13,305	(6)	4,157,813
	2,790			90.22	8/14/23	14,632	(7)	4,572,500
	3,691			73.14	8/22/22	208	(8)	65,000
	9,446			70.79	8/22/21
Paul M. Bisaro	15,605	62,424	(1)	224.00	7/1/24	21,435	(4)	6,698,438	64,308	(9)	20,096,250
						7,613	(10)	2,379,063	10,149	(12)	3,171,563
						10,277	(11)	3,211,563
Maria Teresa Hilado	2,978	11,912	(1)	265.57	12/8/24	4,045	(4)	1,264,063	12,137	(9)	3,792,813
						8,472	(13)	2,647,500
Robert A. Stewart	5,140	20,564	(1)	224.00	7/1/24	7,061	(4)	2,206,563	21,184	(9)	6,620,000
						2,538	(10)	793,125	3,383	(12)	1,057,188
						3,426	(11)	1,070,625
William Meury	3,855	15,423	(1)	224.00	7/1/24	5,296	(4)	1,655,000	15,888	(9)	4,965,000
	3,203	9,610	(2)	196.16	5/12/24	2,695	(6)	842,188
	11,434	11,433	(14)	80.20	5/20/23	6,287	(16)	1,964,688
	8,607	2,869	(15)	72.07	5/6/22	2,136	(17)	667,500
	16,082			63.51	12/4/21
	21,252			68.11	12/5/20
	18,891			66.20	12/6/19
	4,722			51.07	12/ 8 /18
	11,807			78.88	12/5/17
	11,807			109.12	12/ 8 /16

(1)	Represents options granted on July 1, 2014 (other than Ms. Hilado, whose grant was made December 8, 2014), which vest ratably 20% per year on each anniversary of the grant date in 2015 through 2019.
(2)	Represents options granted on May 13, 2014, which vest ratably 25% per year on each anniversary of the grant date in 2015 through 2018.
(3)	Represents options granted on October 1, 2013, which vest ratably 33% per year on each anniversary of the grant date in 2014 through 2016.
(4)	Represents 25% of the target number of performance share units granted on July 1, 2014 (other than Ms. Hilado, whose grant was made December 8, 2014), which were “banked” as a result of achieving our target share price performance for the four consecutive quarters ended September 30, 2015. These units remain subject to time-vesting, and vest 33% per year on December 31 of 2017, 2018 and 2019. The value reported is 25% of the target number of units granted multiplied by our closing share price on December 31, 2015.
(5)	Represents restricted stock units granted on June 30, 2014, which vest 100% on June 30, 2016.
(6)	Represents restricted stock units granted on May 13, 2014, which vest ratably 33% per year on each anniversary of the grant date in 2015 through 2017.
(7)	Represents restricted stock units granted on October 1, 2013, which vest ratably 33% per year on each anniversary of the grant date in 2014 through 2016.
(8)	Represents restricted stock units granted on August 15, 2013, which vest 50% in 2014 and ratably 25 % per year on each anniversary of the grant date in 2015 and 2016.
(9)	Represents 75% of the target number of performance share units granted on July 1, 2014 (other than Ms. Hilado, whose grant was made December 8, 2014), which are not yet earned, with the number of units eligible to vest based on our absolute total shareholder return (CAGR) between July 1, 2014 and September 1, 2017. Units remain subject to time-vesting thereafter, and vest 33% per year on December 31 of 2017, 2018 and 2019. The value reported is 75% of the target number of units granted multiplied by our closing share price on December 31, 2015.
(10)	Represents restricted stock units granted on May 8, 2014, which vest ratably 25% per year on each anniversary of the grant date in 2015 through 2018.
(11)	Represents performance share units granted on May 8, 2014, with the number of units eligible to vest based on our FY 2014 EBITDA. For 2014, we achieved 135% of our target goal. Units remain subject to time-vesting, and vest 25% per year on March 5 of 2015, 2016, 2017 and 2018. The value reported is the actual number of units earned multiplied by our closing share price on December 31, 2015.
(12)	Represents performance share units granted on May 8, 2014, with the number of units eligible to vest based on our 3-year relative total shareholder return between January 1, 2014 and December 31, 2016. Units vest 100% on December 31, 2016. The value reported is the target number of units granted multiplied by our closing share price on December 31, 2015.
(13)	Represents restricted stock units granted on December 8, 2014, which vest ratably 25% per year on each anniversary of the grant date in 2015 through 2018.
(14)	Represents options granted on May 21, 2013, which vest ratably 25% per year on each anniversary of the grant date in 2014 through 2017.
(15)	Represents options granted on May 7, 2012, which vest ratably 25% per year on each anniversary of the grant date in 2013 through 2016.
(16)	Represents restricted stock units granted on May 21, 2013, which vest 100% on April 1, 2016.
(17)	Represents restricted stock units granted on May 21, 2013, which vest ratably 33% per year on each anniversary of the grant date in 2014 through 2016.

ALLERGAN - 2016 Proxy Statement    36

Back to Contents

2015 OPTION EXERCISES AND STOCK VESTED

The following table sets forth certain information with respect to vesting of stock awards during the fiscal year ended December 31, 2015 for certain of our NEOs. None of our NEOs exercised stock options during 2015:

	Stock Awards
	Number of Shares	Value Realized on
	Acquired on Vesting(1)	Vesting(2)
Name	(#)	($)
Brenton L. Saunders	21,750	6,246,773
Paul M. Bisaro	5,962	1,762,963
Maria Teresa Hilado	2,824	876,767
Robert A. Stewart	1,988	587,852
William Meury	15,910	4,716,979

(1)	Shares acquired on exercise or vesting are presented on a pre-tax basis.
(2)	Represents the closing market price of our ordinary shares on the date of vesting multiplied by the number of shares that have vested.

2015 NONQUALIFIED DEFERRED COMPENSATION

The following table sets forth the executive contributions, employer matching contributions, earnings, withdrawals/distributions and account balances, where applicable, for certain of our NEOs in the Executive Deferred Compensation Plan (the “Deferral Plan”), an unfunded, unsecured deferred compensation plan:

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions in	Contributions in	Earnings in	Withdrawals/	Balance at
	Last FY(1)	Last FY(2)	Last FY(3)	Distributions	Last FYE(4)
Name	($)	($)	($)	($)	($)
Brenton L. Saunders	100,154	38,539	820	—	139,513
Paul M. Bisaro	285,168	48,771	54,043	—	1,709,513
Maria Teresa Hilado	231,971	12,376	2,796	—	255,631
Robert A. Stewart	141,158	28,154	13,123	—	459,644

(1)	Executive contributions include salary contributions for 2015, if any, amounts related to non-equity incentive plan compensation earned in 2014 but paid in 2015, and additional deferrals related to a portion of 2015 bonus awards paid in 2015. Any contributions are also reported in the “Salary” column for 2015 or the “Non-Equity Incentive Plan Compensation” column for 2014 in the Summary Compensation Table on page 34. Included in the amounts above representing non-equity plan contributions earned in 2014 but paid in 2015 was $107,993 for Mr. Bisaro and $54,054 for Mr. Stewart.
(2)	This column represents Company matching contributions to the Deferral Plan in 2015. All Registrant contributions are reported in the “All Other Compensation” column of the Summary Compensation Table on page 34.
(3)	This column represents deemed investment earnings at the guaranteed fixed interest rate for 2015 of 3.74%. No other investment alternatives for amounts deferred or credited are offered under the Deferral Plan.
(4)	This column reflects balances as of December 31, 2015 and includes deferred compensation earned in prior years, which was disclosed as either “Salary” or “Non-Equity Incentive Plan Awards” in the Summary Compensation Table of prior Proxy Statements.

Pursuant to the Deferral Plan, eligible employees may defer from 1% to 80% of their salary and from 1% to 100% of their annual cash incentive award, if any. We match 50% of the first 2% of pay an employee defers in accordance with this Plan. In addition, the Company may make additional contributions, at its discretion. Vesting of the matched and discretionary amounts is based on an employee’s years of service with us. If an employee has been with us for less than one year, none of the matched or discretionary amounts are vested. For amounts deferred prior to January 1, 2015, vesting thereafter occurs 33% per year, such that employees who have been with us for more than 3 years are 100% vested in the matched amount for these deferrals. For amounts deferred after January 1, 2015, and any discretionary contributions, none of the matched or discretionary amounts is vested until they have achieved two years of service, at which time all contributions are vested 100%.

All contributions to our Deferral Plan have a guaranteed fixed interest rate of return. This guaranteed rate is adjusted annually based on the our seven year cost of funds rate (determined as of the first business day of November preceding each Plan Year), plus the six month forward swap rate on the first business day of November. In 2015, the guaranteed interest rate was 3.74%.

Assets in the Deferral Plan are distributed either (i) at separation of service as a result of retirement, disability, termination or death; or (ii) on a designated date elected by the participant. The Deferral Plan requires participants to make an annual distribution election with respect to the money to be deferred in the next calendar year. If a participant so elects, deferrals made in one year may be distributed as soon as the next year following the deferral election. Participants may elect to receive a distribution as a lump-sum cash payment or in installment payments paid over two to 15 years, or two to 10 years for contributions after January 1, 2015, as the participant elects. Bonus deferrals are credited to a participant’s account the year following the year in which the bonus is earned. As a result, bonus deferrals may not be distributed until the year following the year in which the bonus is paid to a participant and credited to his or her account. Per regulatory requirements, participants may not accelerate distributions from the Deferral Plan.

ALLERGAN - 2016 Proxy Statement    37

Back to Contents

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

EXECUTIVE SEVERANCE AND CHANGE IN CONTROL AGREEMENTS

Each of Messrs. Saunders, Bisaro and Meury is a party to an employment agreement or arrangement with the Company pursuant to which he is entitled to certain payments and benefits in the event of an involuntary termination without cause or his resignation for good reason, which may differ depending on whether the termination is in connection with a change in control. Each of Mr. Stewart and Ms. Hilado participate in our severance pay plan and in our change in control severance pay plan, pursuant to which he or she is entitled to certain payments and benefits in the event of an involuntary termination without cause or his or her resignation for good reason, which may differ depending on whether the termination is in connection with a change in control. Following is a summary of the termination and change in control provisions applicable to each NEO.

Following such summary is a table estimating the values of the applicable payments and benefits, as well as the definitions of “change in control,” “cause,” and “good reason,” which differ slightly among the executives.

In addition to the payments and benefits described below, pursuant to the terms of our 2013 IAP (as defined above), certain long-term incentive awards held by our NEOs will vest in full and, as applicable, become exercisable upon a “qualified termination” during the two year period following a change in control (each as defined in our 2013 IAP).

Brenton L. Saunders

Pursuant to the terms of his employment agreement, Mr. Saunders is entitled to the following payments and benefits in the event of a termination by us without cause or by Mr. Saunders for good reason at any time between July 1, 2014 and July 1, 2017, provided that the benefits received shall not be less than the severance benefits Mr. Saunders would have received pursuant to his previous employment agreement if his employment had been terminated on July 1, 2014:

(1)	any accrued compensation obligations to Mr. Saunders through the termination date, including a pro-rated “highest annual bonus” (as defined in the employment agreement between Forest and Mr. Saunders);

(2)	a lump-sum cash payment equal to three times the sum of (i) Mr. Saunders’ then-current annual base salary and (ii) Mr. Saunders’ highest annual bonus;

(3)	continued group health benefits (medical, dental and vision) for Mr. Saunders and his dependents for 36 months following termination (or longer, if so provided by the terms of the applicable plan, program, policy or practice); and

(4)	reasonable outplacement benefits until no later than the Company’s second taxable year following the taxable year in which Mr. Saunders terminates.

Mr. Saunders will be entitled to the following payments and benefits in the event of a termination by us without cause or by Mr. Saunders for good reason at any time after July 1, 2017 and until the end of the agreement term (December 31, 2019):

(1)	a lump-sum cash payment equal to two times the sum of (i) Mr. Saunders’ then-current annual base salary and (ii) Mr. Saunders’ target bonus amount; and

(2)	continued group health benefits (medical, dental and vision) for Mr. Saunders and his dependents for up to 24 months following termination.

In the event that Mr. Saunders’ employment terminates without cause or he resigns for good reason at any time after July 1, 2017 and until the end of the agreement term (December 31, 2019), and if the termination occurs within 90 days prior to or 12 months following a change in control (as defined in the employment agreement), he will be entitled to the same payments and benefits as in the non-change in control context (as described above), except that (i) the lump-sum cash payment will equal three times (instead of two times) the sum of Mr. Saunders’ then-current annual base salary and target bonus amount, and (ii) continued group health benefits will be provided for up to 36 months (instead of up to 24 months) following termination.

If the Company elects not to continue Mr. Saunders’ employment with the Company at the conclusion of the agreement term or any time thereafter on substantially the same terms in effect at the expiration of the employment agreement or on other mutually agreeable terms, then Mr. Saunders will be entitled to the same payments and benefits as in the non-change in control context (as described above), as well as any accrued compensation obligations to Mr. Saunders through his termination date, including a pro-rated bonus for the year of termination.

If, at the expiration of Mr. Saunders’ employment agreement, Mr. Saunders retires from the Company or does not agree to enter into a new employment agreement or an amendment to the existing agreement extending his employment for a period of at least three years on substantially the same terms as his existing agreement, Mr. Saunders will be entitled to any accrued compensation obligations through his termination date, including a pro-rated bonus for the year of termination.

Paul M. Bisaro

Under the terms of Mr. Bisaro’s employment agreement, Mr. Bisaro is entitled to the following payments and benefits in the event of a termination by us without cause or by Mr. Bisaro for good reason:

(1)	a lump-sum cash payment equal to two times the sum of (i) Mr. Bisaro’s then-current annual base salary and (ii) Mr. Bisaro’s target bonus amount;

(2)	a prorated annual bonus for the year of termination; and

(3)	continued group health benefits (medical, dental and vision) for Mr. Bisaro and his dependents for up to 24 months following termination.

In addition, in the event that Mr. Bisaro’s employment terminates without cause or he resigns for good reason within 90 days prior to or 12 months

ALLERGAN - 2016 Proxy Statement    38

Back to Contents

following a change in control (as defined in the employment agreement), he will be entitled to the same payments and benefits as in the non-change in control context (as described above), except that (i) the lump-sum cash payment will equal three times (instead of two times) the sum of Mr. Bisaro’s then-current annual base salary and target bonus amount, and (ii) continued group health benefits will be provided for up to 36 months (instead of up to 24 months) following termination.

If the Company elects not to continue Mr. Bisaro’s employment with the Company at the conclusion of the agreement term or any time thereafter on substantially the same terms in effect at the expiration of his employment agreement or on other mutually agreeable terms, then Mr. Bisaro will be entitled to the same payments and benefits as in the non-change of control context (as described above), as well as any accrued compensation obligations to Mr. Bisaro through his termination date, including a pro-rated bonus for the year of termination.

If, at the expiration of his employment agreement, Mr. Bisaro retires from the Company or does not agree to enter into a new employment agreement or amendment to his employment agreement extending his employment for a period of at least three years on substantially the same terms as his current employment agreement, Mr. Bisaro will be entitled to any accrued compensation obligations through his termination date, including a pro-rated bonus for the year of termination.

Maria Teresa Hilado and Robert A. Stewart

Ms. Hilado and Mr. Stewart participate in our severance pay plan and in our change in control severance pay plan. Under the terms of our severance pay plan, these executives are entitled to the following payments and benefits in the event of a termination by us without cause or by the executive for good reason:

(1)	continued payment of their then-current annual base salary for two years following termination;

(2)	continued group health benefits (medical, dental and vision) for the executive and his or her dependents for up to 24 months following termination;

(3)	career transition assistance for up to 24 months following termination; and

(4)	in the case of Mr. Stewart only, continued vesting and payment of Mr. Stewart’s then-outstanding equity awards that were granted prior to July 1, 2014 for two years following termination.

Under our change in control severance pay plan, in the event Ms. Hilado or Mr. Stewart is terminated by us without cause or resigns for good reason within 24 months following a change in control, they will be entitled to the payments and benefits described in (1), (2) and (3) above, plus an amount equal to two times each executive’s target bonus for the year of termination, or, if greater, for the year preceding the change of control. Additionally, the cash payment will be paid in a single lump sum (rather than in installments).

William Meury

Pursuant to the terms of his employment agreement, Mr. Meury is entitled to the following payments and benefits in the event of a termination by us without cause or by Mr. Meury for good reason (whether or not such termination occurs in connection with a change in control):

(1)	any accrued compensation obligations to Mr. Meury through the termination date, including a pro-rated “highest annual bonus” (as defined in the employment agreement between Forest and Mr. Meury);

(2)	a lump sum payment equal to three times the sum of (i) Mr. Meury’s then-current annual base salary and (ii) Mr. Meury’s highest annual bonus;

(3)	continued group health benefits (medical, dental and vision) for Mr. Meury and his dependents for 36 months following termination (or longer, if so provided by the terms of the applicable plan, program, policy or practice); and

(4)	reasonable outplacement benefits until no later than the Company’s second taxable year following the taxable year in which Mr. Meury terminates.

EXCISE TAX

Pursuant to their respective employment agreements (in the case of Messrs. Saunders, Bisaro and Meury) or our change in control severance plan (in the case of Ms. Hilado and Mr. Stewart), to the extent that any payment or benefit received by the NEO in connection with a change in control would be subject to an excise tax under Section 4999 of the Internal Revenue Code, such payments and/or benefits will be subject to a “best pay cap” reduction if such reduction would result in a greater net after-tax benefit to the applicable executive than receiving the full amount of such payments.

Note, however, in connection with the Pfizer Transaction, the Compensation Committee approved, and we subsequently entered into, agreements that entitle each NEO, contingent on the consummation of the Pfizer Transaction, to be reimbursed for taxes incurred as a result of certain payments and benefits received in connection with the Pfizer Transaction. For further discussion, please see “Compensation Actions Taken in Connection with the Pfizer Transaction” on page 30.

ALLERGAN - 2016 Proxy Statement    39

Back to Contents
CONDITIONS TO PAYMENT

In order to receive their severance benefits, the NEOs, other than Mr. Meury, are required to execute a release of claims against the Company.

In addition, in order to receive their severance benefits, each of Messrs. Saunders and Bisaro are required to comply with certain restrictive covenants included in their employment agreements, consisting of (i) limitations on soliciting or interfering with the Company’s employees, customers, suppliers, licensees, or other business associates for a one-year period following the executive’s termination of employment; (ii) restrictions on competing with Allergan for a one-year period following termination; and (iii) non-disparagement and cooperation covenants effective for twenty-four months following termination. In the event that Mr. Saunders or Mr. Bisaro incurs a termination of employment that does not entitle him to severance, the Company may elect to pay the executive a lump sum cash amount equal to his then-current base salary and target bonus in exchange for the applicable executive’s agreement to comply with the non-competition restrictions described above.

In order to receive his severance benefits, Mr. Meury must comply with a one-year noncompetition covenant.

The NEOs’ incentive payments are subject to potential recoupment in the event of certain restatements of our financial results, as described on page 32.

ESTIMATED TERMINATION PAYMENTS

In accordance with the requirements of the rules of the SEC, the table below indicates the amount of compensation payable by us to each NEO upon certain types of termination of employment. The amounts assume that such termination was effective as of December 31, 2015 and thus exclude amounts earned through such date and are only estimates of the amounts that would actually be paid to such executives upon their termination.

The table does not include certain amounts that the NEOs are entitled to receive under certain plans or arrangements that do not discriminate in scope, terms or operation in favor of our NEOs and that are generally available to all salaried employees, such as payment of accrued vacation. The table also does not include the accrued and vested accounts of the executives under our Deferral Plan. These amounts are generally distributed to our executives upon a termination of employment, regardless of the reason, in accordance with his or her election under the applicable plan. The accrued and vested amounts under the Deferral Plan are set forth in the table under “2015 Nonqualified Deferred Compensation” on page 37.

Name and Principal Position	Cash Severance(1) ($)	Health and Welfare Benefits(2) ($)	Outplacement(3) ($)	Restricted Stock(4) Units ($)	Performance Shares(5) ($)	Stock Options(6) ($)	Merger Success Award and Transformation Incentive Plan Award(7) ($)	Excise Tax Gross-up(8) ($)	Total ($)
Brenton L. Saunders
Good Reason or Without Cause	12,247,500	68,093	12,900	18,598,750	9,802,507	22,327,684	—	—	63,057,434
Qualifying Termination in Event of Change in Control	12,247,500	68,093	12,900	18,598,750	50,008,108	29,736,992	30,000,000	—	140,672,343
Paul M. Bisaro
Good Reason or Without Cause	4,500,000	45,395	12,900	—	7,308,855	—	—	—	11,867,150
Qualifying Termination in Event of Change in Control	6,750,000	68,093	12,900	2,379,063	43,670,302	5,524,524	15,500,000	—	73,904,882
Maria Teresa Hilado
Good Reason or Without Cause	1,250,000	40,598	12,900	—	1,379,377	—	—	—	2,682,875
Qualifying Termination in Event of Change in Control	2,500,000	40,598	12,900	2,647,500	7,036,977	559,030	10,000,000	—	22,797,005
Robert A. Stewart
Good Reason or Without Cause	1,430,000	47,479	12,900	528,750	4,178,644	—	—	—	6,197,773
Qualifying Termination in Event of Change in Control	2,860,000	47,479	12,900	793,125	14,411,075	1,819,914	10,000,000	—	29,944,493
William Meury
Good Reason or Without Cause	5,010,930	56,113	12,900	3,474,375	1,805,754	4,463,707	—	—	14,823,779
Qualifying Termination in Event of Change in Control	5,010,930	56,113	12,900	3,474,375	9,212,169	5,828,642	10,000,000	—	33,595,129
(1)	See the above narrative disclosure for a description of the cash severance benefits payable to the NEOs.
(2)	See the above narrative disclosure for a description of the health and welfare benefits payable to the NEOs.
(3)	See the above narrative disclosure for a description of the outplacement services provided to the NEOs.

ALLERGAN - 2016 Proxy Statement    40

Back to Contents
(4)	In the event of termination without a change in control, for Mr. Stewart, represents a portion of restricted stock unit awards which may continue to vest following termination; for Messrs. Saunders and Meury, represents restricted shares granted prior to the Forest Acquisition, which were converted into restricted stock units in connection with the Forest Acquisition subject to full acceleration upon the termination date. For all NEOs, all restricted stock units will accelerate upon termination in connection with a chance in control.
(5)	In the event of termination without a change in control, for all NEOs, represents the pro-rated value of the Performance Share Units granted on July 1, 2014 (other than Ms. Hilado, whose grant was made December 8, 2014), based on target performance (upon an actual termination without a change in control, payout is based on actual performance at the conclusion of the performance period); for Mr. Stewart, also includes a portion of performance share awards which may continue to vest following termination. For all NEOs, in the event of termination in connection with a change in control, represents the value of the Performance Share Units based on performance to date (upon an actual termination following a change in control, employees are entitled to the greater of (a) the pro-rated award at target or (b) award based on performance to date); for Mr. Stewart, also includes additional performance share awards at target or previously earned performance levels.
(6)	In the event of termination without a change in control, for Messrs. Saunders and Meury, represents stock option grants prior to the Forest Acquisition, subject to full acceleration upon the termination date. For all NEOs, all stock options will accelerate upon termination in connection with a change in control.
(7)	For all NEOs, represents the portion of the Merger Success Award that is based on relative TSR (50% of the target award) at an estimated performance level to date of 200% of target, plus the target value of the Transformation Incentive Plan award.
(8)	Pursuant to their respective employment agreements (in the case of Messrs. Saunders, Bisaro and Meury) or our change in control severance plan (in the case of Ms. Hilado or Mr. Stewart), no excise tax gross-ups would be payable to the NEOs in connection with a termination of employment or a change in control that occurred on December 31, 2015. However, as discussed in “Compensation Actions Taken in Connection with the Pfizer Transaction” starting on page 30, if the Pfizer Transaction is consummated, the NEOs will be entitled to certain tax reimbursement payments. The estimated value of such tax reimbursement payments, assuming the Pfizer Transaction is consummated and each NEO’s employment is terminated on March 1, 2016 and that the Allergan closing share price on such date is $295.91, is $55,121,478 for Mr. Saunders, $9,125,676 for Ms. Hilado, $10,779,785 for Mr. Stewart and $11,196,068 for Mr. Meury. We estimate that Mr. Bisaro would not incur any excise tax under these assumptions. Per the terms of the applicable agreements, the NEOs are not entitled to the tax reimbursement payments in connection with any change in control transaction other than the Pfizer Transaction. The amounts of the tax reimbursement payments set forth herein are based on assumptions and estimates that could differ from the actual values resulting from the Pfizer Transaction or an event following the Pfizer Transaction (for example, due to changes in the date the Pfizer Transaction is consummated, our share price, or the date on which a NEO’s employment is terminated, if at all). As a result, the actual value of any tax reimbursement payments due may differ from the amounts disclosed herein.

CERTAIN DEFINITIONS

Change in Control

Pursuant to the terms of Messrs. Saunders’ and Mr. Bisaro’s employment agreements, and under the terms or our severance pay plan and change of control severance pay plan (in which Ms. Hilado and Mr. Stewart participate), a “change in control” generally means (i) the acquisition by an individual, entity or group of more than 50% of the total fair market value of our ordinary shares or the combined voting power of our voting securities, or during any 12-month period, of 50% or more of our outstanding voting securities; (ii) the replacement of the majority of our incumbent directors by individuals not approved by a majority of our incumbent Board; or (iii) the consummation of a reorganization, merger, consolidation or sale of all or substantially all of the assets of the Company, unless (a) owners of our ordinary shares and voting securities immediately prior to such transaction own more than 50% of the common shares and combined voting power of the resulting corporation, (b) no person owns more than 50% of the combined voting power of the resulting corporation unless that ownership existed prior to the transaction, and (c) a majority of our Board members following the transaction were members of our incumbent Board.

Pursuant to the terms of Mr. Meury’s employment agreement, a “change in control” generally means (i) the acquisition by an individual, entity or group of more than 50% of the total fair market value of our common stock or the combined voting power of our voting securities, or during any 12-month period, of 30% or more of our outstanding voting securities; (ii) the replacement of the majority of our incumbent directors by individuals not approved by a majority of our incumbent Board; or (iii) consummation of a reorganization, merger, consolidation or sale of all or substantially all of our assets, unless (a) owners of our ordinary shares and voting securities immediately prior to such transaction own more than 50% of the common stock and combined voting power of the resulting corporation, (b) no person owns more than 30% of the combined voting power of the resulting corporation unless that ownership existed prior to the transaction, and (c) a majority of our Board members following the transaction were members of our incumbent Board.

Good Reason

Pursuant to the terms of Messrs. Saunders’ and Mr. Bisaro’s employment agreements, a termination for “good reason” means that the executive has terminated his employment with us due to (i) a material diminution in his base salary; (ii) the assignment to him of duties that are materially inconsistent with his position, duties, or responsibilities; (iii) any change in the geographic location at which he performs his services to the Company outside of a 75 mile radius of the city limits of Parsippany, New Jersey; or (iv) any other material breach of his employment agreement.

Pursuant to the terms of our severance pay plan (in which Ms. Hilado and Mr. Stewart participate), a termination for “good reason” means that the executive has terminated his employment with us because the Company decided to relocate his or her principal work site such that his or her one-way commuting distance increases by more than 50 miles.

Pursuant to the terms of our change in control severance pay plan (in which Ms. Hilado and Mr. Stewart participate), a termination for “good reason” means that the executive has terminated his or her employment with us because (i) his or her base pay was reduced by 10% or more; (ii) the Company decided to relocate his or her principal work site such that his or her one-way commuting distance increases by more than 50 miles; or (iii) he or she was assigned duties inconsistent in any material respect with his or her authority, duties, or responsibilities as in effect immediately prior to the change in control.

ALLERGAN - 2016 Proxy Statement    41

Back to Contents

Pursuant to the terms of Mr. Meury’s employment agreement, a termination for “good reason” means that Mr. Meury has terminated his employment with us due to (i) any action by the Company, including the assignment to Mr. Meury of any duties inconsistent in any material respect with his position (including status, offices, titles and reporting requirements), authority, duties or responsibilities, which results in a material diminution in his position, authority, duties or responsibilities; (ii) any material failure by the Company to comply with certain sections Mr. Meury’s employment agreement; or (iii) any material change in the geographic location at which Mr. Meury must perform services to the Company.

Cause

Pursuant to the terms of Messrs. Saunders’ and Mr. Bisaro’s employment agreements, a termination for “cause” means that we have terminated Mr. Saunders or Bisaro because of (i) his refusal to perform or substantially perform his duties with the Company, other than due to periods of illness, injury or incapacity, or to follow the lawful instructions of the Board; (ii) his illegal conduct or gross misconduct; (iii) a material breach of his obligations under the employment agreement; (iv) a conviction of, or entry of a plea of guilty or nolo contendere with respect to, a felony or a crime involving moral turpitude; (v) a prohibition or restriction from performing any material portion of his duties by applicable law; or (vi) a willful breach of the material policies of the Company to which he is subject and which have been previously made available to him.

Pursuant to the terms of our severance pay plan and change in control severance pay plan (in which Ms. Hilado and Mr. Stewart participate), a termination for “cause” means that we have terminated the executive because of (i) the executive’s unsatisfactory performance or misconduct (including, but not limited to, conviction of any felony or a material violation of a Company policy); or (ii) the executive’s material breach of his or her duties to us, which he or she fails to correct within thirty (30) days after he or she is given written notice by his or her immediate supervisor, designated Company officer, or one of their designees.

Pursuant to the terms of Mr. Meury’s employment agreement, a termination for “cause” means that we have terminated Mr. Meury because of (i) his willful and continuous failure to performance substantially his duties with the Company (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to him by the Board or the Chief Executive Officer which specifically identifies the manner in which the Board or Chief Executive Officer believes that he has not substantially performed his duties; or (ii) his willful engaging in illegal misconduct or gross misconduct which is materially and demonstrably injurious to the Company.

ALLERGAN - 2016 Proxy Statement    42

Back to Contents

EQUITY COMPENSATION PLAN INFORMATION AS OF DECEMBER 31, 2015

The following table summarizes certain information about the options, warrants, rights and other equity awards under the Company’s equity compensation plans as of the close of business on December 31, 2015. The table does not include information about tax qualified plans.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)		Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#)
Plan Category	(a)		(b)(3)	(c)
Equity compensation plans approved by security holders	1,545,861	(1)	$227.57	7,935,166
Equity compensation plans not approved by security holders	10,908,702	(2)	$126.43	16,392,684
Total	12,454,563		$132.27	24,327,850

(1) Includes shares issuable pursuant to 942,129 restricted stock units and performance share units (assuming target payout for the performance share units) and 603,732 options granted under the 2013 IAP.

(2) Includes shares issuable upon the exercise of options and pursuant to other rights under the following plans assumed by the Company in connection with certain acquisitions: the Allergan Plan; Allergan, Inc. Deferred Directors’ Fee Program; Allergan Irish Share Participation Scheme; 2000 Stock Option Plan of Forest Laboratories, Inc.; 2004 Stock Option Plan of Forest Laboratories, Inc.; 2007 Equity Incentive Plan of Forest Laboratories, Inc.; KYTHERA Biopharmaceuticals, Inc. 2012 Equity Incentive Award Plan; KYTHERA Biopharmaceuticals, Inc. 2004 Stock Plan; and KYTHERA Biopharmaceuticals, Inc. 2014 Employment Commencement Incentive Plan. This amount includes 1,041,647 restricted share units and performance share units (assuming target payout for the performance share units) and 9,867,055 options. The Company has not and will not grant additional awards under these plans, other than the Allergan Plan, under which 16,392,684 shares remain available for future issuance, as reflected in column C of this table.

(3) Reflects the weighted average exercise prices of options only and excludes restricted stock unit and performance share unit awards.

ALLERGAN - 2016 Proxy Statement    43

Back to Contents

DIRECTOR COMPENSATION

Following the closing of our 2013 acquisition of Warner Chilcott, the Company assumed the Actavis, Inc. compensation program for its directors, with certain changes (the “2014 Program”). Pursuant to the 2014 Program, all members of the Board of Directors who were not full-time employees of the Company received an annual fee equal to $65,000, paid quarterly in arrears. In addition, non-employee directors were paid $4,000 for each Board meeting personally attended and $1,000 for each meeting attended telephonically. Directors were also paid $1,500 for each Committee meeting personally attended and $1,000 for each Committee meeting attended telephonically. Our lead independent director also received an additional annual fee of $50,000. As compensation for serving as committee chairmen, (i) the Chairman of the Audit and Compliance Committee received an additional annual fee of $20,000, (ii) the Chairman of the Compensation Committee received an additional annual fee of $15,000, and (iii) the Chairmen of each of the Nominating and Corporate Governance Committee and Quality and Operations Committee received an additional annual fee of $12,500.

Effective May 9, 2015, the Board of Directors adopted a new compensation structure (the “New Program”). Pursuant to the New Program, all members of the Board of Directors who were not full-time employees of the Company receive an annual cash retainer equal to $125,000, paid at the time of our annual meeting. Our lead independent director also receives an additional annual fee of $50,000. As compensation for serving as committee chair, (i) the Chair of the Audit and Compliance Committee receives an additional annual fee of $30,000 and (ii) the Chair of our other Committees receives an additional annual fee of $24,000. In addition, all directors received a grant of restricted stock units valued at $249,700 on June 5, 2015, the date of our 2015 Annual Meeting. These awards will vest at the earlier of (1) the date of our 2016 annual meeting or (2) June 4, 2016.

All directors received fees in accordance with the 2014 Program through May 9, 2015, on a pro-rated basis for the second quarter, and pursuant to the New Program for the remainder of 2015.

All directors were reimbursed for expenses incurred in connection with attending Board and Committee meetings. In addition, as expense reimbursements are subject to payment of Irish tax under an interpretation by the Irish Revenue authorities, the Company provides a gross-up in connection with expense reimbursements to the non-employee directors in order to avoid any adverse economic effects of this Irish income inclusion. In addition, non-employee directors were eligible to receive a tax equalization payment to avoid the impact of double taxation.

Messrs. Saunders and Bisaro, who were also employed by us during 2015, did not receive additional compensation for their service as directors during 2015.

As noted above, in order to better align the interests of our Board with those of our shareholders in a fair and reasonable manner, as well as to implement what we believe is a corporate governance “best practice,” we adopted share ownership guidelines for our senior executives and directors in 2012. Our ownership guidelines require our directors to hold shares in the Company in an amount at least equal in value to four times their annual base director’s fee. Under our guidelines, restricted shares, as well as vested shares owned by a director, are included in the calculation. Each of our directors is currently in compliance with the Company’s share ownership guidelines.

ALLERGAN - 2016 Proxy Statement    44

Back to Contents
---------------
Name	Fees Earned or Paid in Cash(1) ($)	Restricted Stock Unit Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
Nesli Basgoz, M.D.	209,786	249,700	636,195	1,095,681
James H. Bloem	196,286	249,700	223,498	669,484
Christopher W. Bodine	231,341	249,700	229,430	710,471
Christopher J. Coughlin	193,786	249,700	214,554	658,040
Michael Gallagher	142,494	249,700	59,201	451,395
Tamar D. Howson(4)	50,972	—	155,993	206,965
John A. King(4)	48,972	—	370,438	419,410
Catherine M. Klema	267,418	249,700	241,580	758,698
Peter McDonnell, M.D.	140,995	249,700	59,573	450,268
Jiri Michal(4)	51,736	—	392,502	444,238
Patrick J. O’ Sullivan	196,286	249,700	2,803	448,789
Ronald R. Taylor	233,852	249,700	232,233	715,785
Andrew L. Turner(4)	44,972	—	172,546	217,518
Fred G. Weiss	241,374	249,700	245,965	737,039
(1)	Includes annual cash retainer fees and chairperson fees, if applicable. In addition, for meetings prior to May 9, 2015, includes meeting fees.
(2)	Consists of the annual grant of restricted stock units to non-employee directors, equal to 826 units with a per share fair value of $302.30 granted on June 5, 2015. As of December 31, 2015, each of Messrs. Bloem, Bodine, Gallagher, McDonnell, O’Sullivan, Taylor and Weiss, and Ms. Klema had 826 outstanding unvested restricted stock units. As of December 31, 2015, Mr. Coughlin and Dr. Basgoz had 1,034 outstanding unvested restricted stock units. Mr. Gallagher also holds 17,642 phantom share units representing an equal number of ordinary shares which, upon termination of his service on our Board of Directors, he has the right to receive. Our non-employee directors did not receive stock option grants during 2015. As of December 31, 2015, Mr. Coughlin held 15,927 vested stock options and Dr. Bazgoz held 15,226 vested stock options.
(3)	Includes tax gross-ups on business expense reimbursements associated with non-employee director travel to Board meetings in Ireland, which are subject to payment of Irish tax under an interpretation by the Irish Revenue authorities and a tax equalization payment to avoid the impact of double taxation. Since January 1, 2016, non-Irish resident non-executive directors of Irish companies are exempt from Irish income tax and universal social charge on payments to or on behalf of those directors in respect of travel and subsistence expenses incurred by them for the purposes of attending board meetings of the relevant company.

Tax gross-ups on business expense reimbursements and tax equalization payments were as follows:

	Equalization Payments ($)	Gross Up Portion on Expenses Only ($)
Nesli Basgoz, M.D.	602,409	33,786
James H. Bloem	208,748	14,750
Christopher W. Bodine	222,231	7,199
Chris Coughlin	210,185	4,369
Michael Gallagher	54,805	4,396
Tamar D. Howson( a )	154,673	1,320
John A. King( a )	369,368	1,070
Catherine M. Klema	236,107	5,473
Peter McDonnell, M.D.	54,229	5,344
Jiri Michal( a )	391,714	788
Patrick J. O’ Sullivan	—	2,803
Ronald R. Taylor	223,197	9,036
Andrew L. Turner( a )	152,365	20,181
Fred G. Weiss	226,090	19,875
( a )	Resigned effective March 17, 2015

(4)	Resigned effective March 17, 2015.

ALLERGAN - 2016 Proxy Statement    45

Back to Contents

Stock Ownership of Certain Beneficial Owners

The following table sets forth the name, address (where required) and beneficial ownership of each person (including any “group” as defined in Section 13(d)(3) of the Exchange Act) known by us to be the beneficial owner of more than 5% of our ordinary shares, based on filings made under Section 13 of the Exchange Act as of March 18 , 2016 and based on 395,332,961 ordinary shares outstanding as of March 18 , 2016:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	(1)	Percent of Class (%)
Blackrock, Inc. 55 East 52nd Street New York, NY 10055	23,265,074	(2)	5.9
T. Rowe Price Associates, Inc. 2525 Dupont Drive Irvine, CA 92612	22,771,042	(3)	5.8
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	23,246,431	(4)	5.9
Wellington Management Group LLP 280 Congress Street Boston, MA 02210	21,340,270	(5)	5.4
(1)	Unless otherwise indicated in the footnotes to this table and pursuant to applicable community property laws, we believe the persons named in this table have sole voting and investment power with respect to all ordinary shares reflected in this table. As of March 18 , 2016, 395,332,961 of our ordinary shares were issued and outstanding.
(2)	According to Schedule 13G/A filed with the SEC on February 10, 2016, Blackrock, Inc. is the beneficial owner of 23,265,074 shares (with sole voting power with respect to 19,885,240 shares and sole dispositive power with respect to 23,265,074 shares).
(3)	According to Schedule 13G/A filed with the SEC on February 11, 2016, T. Rowe Price Associates, Inc. (“Price Associates”) is the beneficial owner of 22,771,042 shares (with sole voting power with respect to 6,895,805 shares and sole dispositive power with respect to 22,771,042 shares). Price Associates does not serve as custodian of the assets of any of its clients; accordingly, in each instance only the client or the client’s custodian or trustee bank has the right to receive dividends paid with respect to, and proceeds from the sale of, such securities. The ultimate power to direct the receipt of dividends paid with respect to, and the proceeds from the sale of, such securities, is vested in the individual and institutional clients which Price Associates serves as investment adviser. Any and all discretionary authority which has been delegated to Price Associates may be revoked in whole or in part at any time. Not more than 5% of the class of such securities is owned by any one client subject to the investment advice of Price Associates. With respect to securities owned by any one of the Price Associates funds, only the custodian for each of such funds has the right to receive dividends paid with respect to, and proceeds from the sale of, such securities. No other person is known to have such right, except that the shareholders of each such fund participate proportionately in any dividends and distributions so paid.
(4)	According to Schedule 13G/A filed with the SEC on February 16, 2016, The Vanguard Group is the beneficial owner of 23,246,431shares (with sole voting power with respect to 730,793, shared voting power with respect to 39,500 shares, sole dispositive power with respect to 22,481,164 shares and shared dispositive power with respect to 765,267 shares). Vanguard Fiduciary Trust Company (“VFTC”), a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 613,574 shares or .15% of the ordinary shares outstanding of the Company as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd. (“VIA”), a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 268,912 shares or .06% of the ordinary shares outstanding of the Company as a result of its serving as investment manager of Australian investment offerings.
(5)	According to Schedule 13G filed with the SEC on February 11, 2016, each of Wellington Management Group, LLP, Wellington Group Holdings, LLP and Wellington Investment Advisors Holdings LLP is the beneficial owner of 23,265,074 shares (with shared voting power with respect to 7,158,346 shares and shared dispositive power with respect to 21,340,270 shares). Wellington Management Group LLP is the parent holding company of certain holding companies and the Wellington Investment Advisers. The securities reported on Schedule 13G are owned of record by clients of the Wellington Investment Advisers. Wellington Investment Advisors Holdings LLP controls directly, or indirectly through Wellington Management Global Holdings, Ltd., the Wellington Investment Advisers. Wellington Investment Advisors Holdings LLP is owned by Wellington Group Holdings LLP. Wellington Group Holdings LLP is owned by Wellington Management Group LLP.

ALLERGAN - 2016 Proxy Statement    46

Back to Contents

Stock Ownership of Directors and Executive Officers

The following table sets forth, as of March 18 , 2016, based on 395,332,961 ordinary shares outstanding as of that date, the beneficial ownership of Allergan ordinary shares (including rights to acquire shares within 60 days of March 18 , 2016) by (i) each Allergan director and director nominee; (ii) each Allergan NEO; and (iii) all current directors and executive officers (including NEOs) as a group. No shares have been pledged as security by any of the Allergan directors or executive officers named below. No individual director, nominee or NEO beneficially owned more than 1% of Allergan ordinary shares.

Unless otherwise indicated in the footnotes to this table and pursuant to applicable community property laws, Allergan believes the persons named in this table have sole voting and investment power with respect to all ordinary shares reflected in this table. The business address of Allergan’s directors and NEOs is Clonshaugh Business and Technology Park, Coolock, Dublin, D17 E400, Ireland.

	Amount and Nature of Beneficial Ownership
Name	Ordinary Shares(1) (#)	Rights to Acquire Shares (Options) (#)	Rights to Acquire Shares (Restricted Stock Units) ($)	Total (#)
Directors (excludes executive officer directors)
Nesli Basgoz, M.D.	2,958	15,226	826	19,010
James H. Bloem	8,393	0	826	9,219
Christopher W. Bodine	12,064	0	826	12,890
Christopher J. Coughlin	1,568	15,927	826	18,321
Michael Gallagher(2)	12,964	0	18,468	31,432
Catherine M. Klema	20,201	0	826	21,027
Peter McDonnell, M.D.	2,065	0	826	2,891
Patrick J. O’ Sullivan	2,863	0	826	3,689
Ronald R. Taylor	22,535	0	826	23,361
Fred G. Weiss	24,920	0	826	25,746
Named Executive Officers
Paul M. Bisaro(3)	289,835	15,605	0	305,440
Brenton L. Saunders	65,759	215,792	6,653	288,204
Maria Teresa Hilado	2,824	2,978	0	5,802
Robert A. Stewart	44,224	5,140	0	49,364
William Meury	26,741	117,733	9,751	154,225
All current directors and executive officers as a group (20 individuals)	552,006	476,665	46,084	1,074,755
(1)	Ordinary shares includes voting securities represented by shares held of record, shares held by a bank, broker or nominee for the person’s account and shares held through family trust arrangements, including any shares of restricted stock which remain subject to sale restrictions.
(2)	Includes 17,642 phantom share units held by Mr. Gallagher representing an equal number of ordinary shares which, upon termination of his service on our Board of Directors, he has the right to receive.
(3)	Excludes 120,000 shares held by Paul Bisaro LLC (“LLC”), a limited liability company in which Mr. Bisaro retains an ownership interest and might be deemed to have or share investment control. 99% of the LLC interests have been transferred to four (4) GRATs of which the remainder beneficiaries are Mr. Bisaro’s children. Mr. Bisaro may be deemed to continue to beneficially own the shares that were transferred to the LLC but he disclaims beneficial ownership of all such shares.

ALLERGAN - 2016 Proxy Statement    47

Back to Contents

Proposal No. 2 Non-binding Vote on the Compensation of Our Named Executive Officers (“Say-on-Pay-Vote”)

BACKGROUND

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 we are providing our shareholders the opportunity to vote to approve, on an advisory (non-binding) basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement. The Company has determined to hold such say-on-pay advisory vote every year and expects to hold its next say-on-pay advisory vote at the 2017 Annual General Meeting of Shareholders.

SUMMARY

In accordance with Section 14A of the Exchange Act we are asking our shareholders to provide advisory (non-binding) approval of the compensation of our Named Executive Officers (which consist of our Chief Executive Officer, Chief Financial Officer and our next three highest paid executives), as such compensation is described in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation and the accompanying narrative disclosure set forth in this Proxy Statement, beginning on page 22. Our executive compensation programs are designed to enable us to attract, motivate and retain executive talent, who are critical to our success. These programs link compensation to the achievement of pre-established corporate financial performance objectives and other key objectives within each executive’s area of responsibility and provide long-term incentive compensation that focuses our executives’ efforts on building shareholder value by aligning their interests with those of our shareholders. The following is a summary of some of the key points of our executive compensation program. We urge our shareholders to review the “Compensation Discussion and Analysis” section of this Proxy Statement and executive-related compensation tables for more information.

•	Performance-Based Compensation. Our executive compensation program includes (i) cash awards that are linked to measurable annual individual, business and strategic objectives and corporate financial goals; and (ii) performance-based equity incentives that are directly linked to the creation of long-term, sustainable shareholder value.

•	Long-Term Compensation. Grants of performance share units and stock options are intended to align the interests of executives with our shareholders and focus executives’ attention on long-term growth. In addition, even after performance awards are earned, they continue to be subject to service vesting requirements to promote executive retention and a longer-term perspective.

•	Independent Compensation Consultation. The Compensation Committee has engaged an independent global executive compensation consulting firm, Frederic W. Cook & Co., Inc., to advise the committee on matters related to executive compensation.

RECOMMENDATION

Our Board of Directors believes that the information provided above and within the “Compensation Discussion and Analysis” section of this Proxy Statement demonstrates that our executive compensation program was designed appropriately and is working to ensure that management’s interests are aligned with our shareholders’ interests to support long-term value creation.

The text of the resolution in respect of Proposal No. 2 is as follows:

“RESOLVED, that the compensation of Allergan’s Named Executive Officers, as described in the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth in this Proxy Statement be and is hereby approved.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. However, the Compensation Committee will consider the outcome of the vote in deciding whether to take any action as a result of the vote and when making future compensation decisions for Named Executive Officers.

REQUIRED VOTE

A simple majority of votes cast at the Annual Meeting is required to approve, on an advisory (non-binding) basis, the compensation of our Named Executive Officers. Abstentions and broker non-votes will not have any effect on the outcome of this proposal because neither an abstention nor a broker non-vote represents a vote cast.

The Board of Directors unanimously recommends that shareholders vote FOR adoption of the resolution approving, on an advisory (non-binding) basis, the compensation of the Company’s Named Executive Officers, as described in the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth in this Proxy Statement.

ALLERGAN - 2016 Proxy Statement    48

Back to Contents

Proposal No. 3 Non-binding Ratification of the Appointment of PricewaterhouseCoopers LLP as Independent Auditors and Binding Authorization of the Board of Directors to Determine its Remuneration

BACKGROUND

The firm of PricewaterhouseCoopers LLP has audited our consolidated financial statements since our inception, and the Board of Directors recommends that the shareholders ratify, in a non-binding vote, the appointment of PricewaterhouseCoopers LLP to audit our consolidated financial statements for the fiscal year ending December 31, 2016 and to authorize, in a binding vote, the Board of Directors, acting through the Audit and Compliance Committee, to determine PricewaterhouseCoopers LLP’s remuneration. Representatives of that firm are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from shareholders.

We have been informed by PricewaterhouseCoopers LLP that neither the firm nor any of its members or their associates has any direct financial interest or material indirect financial interest in us or our affiliates.

Shareholder ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditor is not required by our Articles of Association or otherwise. However, the Board of Directors is submitting the appointment of PricewaterhouseCoopers LLP to the shareholders entitled to vote at the Annual Meeting for ratification as a matter of good corporate practice. If the shareholders fail to ratify the appointment, the Audit and Compliance Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit and Compliance Committee in its discretion may direct the appointment of a different independent auditor at any time during the year if it determines that such a change would be in our best interests and in the best interests of our shareholders.

RECOMMENDATION

Our Board of Directors believes that the information provided above demonstrates that adopting Proposal No. 3 is in the best interest of the Company.

The text of the resolution in respect of Proposal No. 3 is as follows:

“RESOLVED, that the appointment of PricewaterhouseCoopers LLP as the independent auditor for the Company until the next Annual General Meeting of Shareholders of the Company in 2017 be and is hereby ratified, in a non-binding vote, and that the Board of Directors, acting through the Audit and Compliance Committee, be and is hereby authorized, in a binding vote, to determine its remuneration.”

REQUIRED VOTE

A simple majority of votes cast at the Annual Meeting is required to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent auditor for the fiscal year December 31, 2016 and authorize the Board of Directors acting through the Audit and Compliance Committee, to determine PricewaterhouseCoopers LLP’s remuneration. Abstentions will not have any effect on the outcome of this proposal because an abstention does not represent a vote cast. The ratification of PricewaterhouseCoopers LLP is a matter on which a broker or other nominee has discretionary voting authority, and thus, we do not expect any broker non-votes with respect to this proposal.

The Board of Directors unanimously recommends a vote FOR the non-binding ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditor for 2016 and the binding authorization of the Board of Directors, acting through the Audit and Compliance Committee, to determine PricewaterhouseCoopers LLP’s remuneration.

ALLERGAN - 2016 Proxy Statement    49

Back to Contents

Audit Fees

The aggregate fees billed or expected to be billed by PricewaterhouseCoopers LLP, our independent auditor, in fiscal years 2015 and 2014 were as follows:

Services	2015	2014
Audit Fees	$27,702,000	$21,086,000
Audit-Related Fees	10,088,000	4,794,000
Total Audit and Audit-Related Fees	37,790,000	25,880,000
Tax Fees	7,775,000	7,060,000
All Other Fees	5,642,000	186,000
TOTAL FEES	$51,207,000	$33,126,000

AUDIT FEES

Audit Fees include professional services rendered in connection with the annual audits of our financial statements, including statutory filings required by regulation, and internal control over financial reporting and the reviews of the financial statements included in our Form 10-Qs covering quarterly periods during the related year. Additionally, Audit Fees include other services that only an independent auditor can reasonably provide, such as services associated with SEC registration statements and security offerings, comfort letters or other documents filed with the SEC.

AUDIT-RELATED FEES

Audit-Related Fees include accounting consultations and review procedures related to accounting, financial reporting or disclosure matters not classified as “Audit Fees,” due diligence fees associated with our acquisitions and business development and divestiture activity, carve out audit and review fees related to multiple annual and quarterly periods in connection with the disposition of the Company’s global generics business and other attest services related to financial reporting matters in connection with our Irish filing requirements and other acquisitions.

TAX FEES

Tax fees include tax compliance for our foreign subsidiaries, tax advice in connection with certain acquisitions and other tax advice and tax planning services. Tax fees in 2015 include $4,429,000 for tax consulting services primarily related to our integration of acquisitions and business development activity, including for the Allergan Acquisition and the Forest Acquisition, as well as $1,700,000 for services related to the divestiture of our global generics business and $1,646,000 for services provided in connection with tax audits, transfer pricing and other tax compliance/preparation services. Tax fees in 2014 include $4,795,000 for tax consulting services mainly related to our integration of the Forest and Warner Chilcott businesses and $2,265,000 for services provided in connection with tax audits, transfer pricing and other tax compliance/preparation services.

ALL OTHER FEES

All Other Fees in 2015 and 2014 consist of fees for miscellaneous services not characterized as audit services, audit related services or tax services. In 2015, other fees included amounts relating to certain integration-related activity in connection with the Allergan Acquisition and the Forest Acquisition.

The Audit and Compliance Committee believes that the provision of all non-audit services rendered is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

The Audit and Compliance Committee approved all audit and non-audit services provided by PricewaterhouseCoopers LLP in 2015. The Audit and Compliance Committee has adopted a policy to pre-approve all audit and certain permissible non-audit services provided by PricewaterhouseCoopers LLP. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to type of services to be provided by PricewaterhouseCoopers LLP and the estimated fees related to these services. During the approval process, the Audit and Compliance Committee considers the impact of the types of services and the related fees on the independence of PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP and management are required to periodically report to the full Audit and Compliance Committee regarding the extent of services provided by PricewaterhouseCoopers LLP, in accordance with the pre-approval policy and the fees for the services performed. During the year, circumstances may arise when it may become necessary to engage PricewaterhouseCoopers LLP for additional services not contemplated in the pre-approval. In those instances, the Audit and Compliance Committee requires specific pre-approval by the Audit and Compliance Committee or its delegate, the Audit and Compliance Committee chair, before engaging PricewaterhouseCoopers LLP for such services.

ALLERGAN - 2016 Proxy Statement    50

Back to Contents

Report of the Audit and Compliance Committee

The primary functions of the Audit and Compliance Committee are to assist the Board of Directors in fulfilling its oversight of:

•	The integrity of Allergan’s financial statements;

•	Allergan’s compliance with legal and regulatory requirements;

•	The outside auditor’s qualifications and independence; and

•	The performance of Allergan’s internal audit function and of its independent auditor.

Additionally, the Audit and Compliance Committee serves as an independent and objective party that:

•	Monitors Allergan’s financial reporting process and internal control systems;

•	Retains, oversees and monitors the qualifications, independence, compensation and performance of Allergan’s independent auditor; and

•	Provides an open avenue of communication among the independent auditor, financial and senior management, the internal auditing department and the Board of Directors.

The Audit and Compliance Committee Charter describes in greater detail the full responsibilities of the Audit and Compliance Committee, and is available under the Investors section of our website at www.allergan.com. The Audit and Compliance Committee reviews the Audit and Compliance Committee Charter annually prior to Allergan’s Annual Meeting and at such other times as deemed appropriate by the Audit and Compliance Committee.

The Audit and Compliance Committee schedules its meetings and implements procedures designed to ensure that during the course of each fiscal year it devotes appropriate attention to each of the matters assigned to it under the Audit and Compliance Committee Charter. To this end, the Audit and Compliance Committee met each quarter, and 10 times in total, during 2015. In addition to the foregoing, the Audit and Compliance Committee makes itself available to Allergan and its internal and external auditors during the course of the year to discuss any issues believed by such parties to warrant the attention of the Audit and Compliance Committee.

In carrying out its responsibilities, the Audit and Compliance Committee acts in an oversight capacity. Management has the primary responsibility for the financial reporting process, including the system of internal controls, and for preparation of consolidated financial statements in accordance with generally accepted accounting principles. Allergan’s independent auditor is responsible for auditing those financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. In performing its oversight responsibilities in connection with Allergan’s 2015 audit, the Audit and Compliance Committee has:

•	Reviewed and discussed Allergan’s audited consolidated financial statements for fiscal 2015 with management and Allergan’s independent auditor, PricewaterhouseCoopers LLP;

•	Discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Auditing Standard No. 16 (Communication with Audit Committees), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) and currently in effect; and

•	Received the written disclosures and the letter from PricewaterhouseCoopers LLP required by PCAOB Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence, and has discussed with PricewaterhouseCoopers LLP its independence from Allergan and its management.

Based on the review and discussions above, the Audit and Compliance Committee has recommended that the Board of Directors include the audited consolidated financial statements in Allergan’s Annual Report on Form 10-K for the year ended December 31, 2015.

Fred G. Weiss, Chairman
Michael R. Gallagher
James H. Bloem
Patrick J. O’Sullivan

ALLERGAN - 2016 Proxy Statement     51

Back to Contents

Proposals No. 4A and 4B Amendment of the Company’s (A) Memorandum of Association to Make Certain Administrative Amendments and (B) Articles of Association to Make Certain Administrative Amendments

Proposal s No. 4A and 4B are being proposed in response to the enactment of the Irish Companies Act 2014 (the “2014 Act”), which was commenced on June 1, 2015. Under Irish law, separate resolutions are required to approve any amendment to a public company’s Memorandum of Association and any amendment to a public company’s Articles of Association notwithstanding that together they comprise the Company’s constitutional documents. We are therefore asking shareholders to separately vote on Proposals No. 4A and 4B. Both Proposals are proposed as special resolutions and given that the Memorandum of Association and the Articles of Association together comprise the Company’s constitutional documents and the Proposals both relate to administrative updates to ensure that the Company is not impacted or affected any more than necessary by the introduction of the 2014 Act, each of the Proposals No.4A and 4B is subject to the other being approved by shareholders, and as a result, both Proposals will fail if either Proposal does not pass.

PROPOSAL NO. 4A:	PROPOSED AMENDMENTS TO THE COMPANY’S MEMORANDUM OF ASSOCIATION IN CONNECTION WITH RECENT CHANGES IN IRISH LAW

Set forth below is background information on the proposed amendments to the Memorandum of Association.

The description of the following proposed amendments is only a summary and is qualified entirely by reference to the complete text of the proposed amendments, which is attached to this Proxy Statement as Part I of Annex B. We urge you to read Part I of Annex B in its entirety before casting your vote.

The purpose of the 2014 Act was to consolidate and modernize Irish company law. Although the changes to Irish company law in the 2014 Act will not impact the Company’s day-to-day operations, we must make some administrative updates to the Memorandum of Association to ensure that the Company is not impacted or affected any more than necessary by the introduction of the 2014 Act. None of the updates to the Memorandum of Association proposed to be made in connection with the 2014 Act will change the rights of shareholders.

This special resolution is being proposed in order to make minor amendments to clause 2 and clause 3.13 of the Memorandum of Association so as to update the statutory references in these clauses to be consistent with the 2014 Act. The resolution also provides for the subscription clause at the end of the Memorandum of Association to be moved to the end of the Articles of Association, pursuant to Section 1006 and Schedule 9 of the 2014 Act.

The proposed amendments to our Memorandum of Association are each specifically described in the text of the resolution below, as required under Irish law.

RECOMMENDATION

Our Board of Directors believes that the information provided above demonstrates that approving Proposal No. 4A is in the best interest of the Company.

The text of the resolution in respect of Proposal No. 4A is as follows:

“RESOLVED, that as a special resolution, subject to and conditional upon Proposal No. 4B being passed, the following amendments, as shown in Part I of Annex B of this Proxy Statement, be made to the Memorandum of Association:

(a)	the Memorandum of Association, in the form produced to the meeting and initialled by the Chairman for the purpose of identification, be and is hereby amended by the deletion of the existing clause 2 and the substitution therefor of the following new clause 2: “2. The Company is a public limited company deemed to be a PLC to which Part 17 of the Companies Act 2014 applies”; and

(b)	the words “by section 155 of the Act” in clause 3.13 of the Memorandum of Association be deleted and the words “in the “Companies Act 2014” be substituted therefor; and

(c)	that the subscription clause at the end of the Memorandum of Association be moved to the end of the Articles of Association in order to comply with Section 1006 and Schedule 9 of the Companies Act 2014.”

ALLERGAN - 2016 Proxy Statement    52

Back to Contents
REQUIRED VOTE

As required under Irish law, the resolution in respect of Proposal No. 4A is a special resolution that requires the affirmative vote of the holders of at least 75% of the votes cast. In addition, Proposal No. 4A is subject to Proposal No. 4B being approved. Therefore, unless shareholders approve Proposal No. 4B, Proposal No. 4A will fail, notwithstanding that shareholders may have previously approved Proposal No. 4A.

The Board of Directors unanimously recommends that you vote FOR Proposal No. 4A.

PROPOSAL NO. 4B:	PROPOSED AMENDMENTS TO THE COMPANY’S ARTICLES OF ASSOCIATION IN CONNECTION WITH RECENT CHANGES IN IRISH LAW

Set forth below is background information on the proposed amendments to the Articles of Association.

The description of the following proposed amendments is only a summary and is qualified entirely by reference to the complete text of the proposed amendments, which is attached to this Proxy Statement as Part II of Annex B. We urge you to read Part II of Annex B in its entirety before casting your vote.

In addition to the proposed amendments described above to the Memorandum of Association, we must make corresponding amendments to the Articles of Association to ensure that the Company is not impacted or affected any more than necessary by the introduction of the 2014 Act. None of the amendments to the Articles of Association proposed to be made in connection with the 2014 Act will materially change the rights of our shareholders.

Certain sections of the 2014 Act will automatically apply to the Company unless we explicitly opt out of those sections. Given that many of these sections either address matters that are already specifically covered by the Articles of Association or are not applicable to the Company, we are proposing to amend our Articles of Association to explicitly opt-out of certain provisions, as permitted by the 2014 Act. For example, the 2014 Act contains optional provisions regarding the quorum requirements for a general meeting of a company, which is already covered by existing provisions in our Articles of Association. We therefore recommend opting out of those provisions.

In addition, we are also proposing a small number of administrative/ housekeeping amendments to the Articles of Association at this time in order to correct certain typographical errors (and similar), to update certain defined terms and to update certain Articles to more properly reflect the Company’s present circumstances.

Part I of Annex A contains a table setting out a summary of the optional provisions from which we propose to opt out. Part II of Annex A contains a table setting out a summary of the optional provisions which we propose would not be disapplied. Finally, Part III of Annex A contains a table setting out a summary of the proposed changes to be made relating to the introduction of the 2014 Act or for administrative/housekeeping reasons.

RECOMMENDATION

Our Board of Directors believes that the information provided above demonstrates that approving Proposal No. 4B is in the best interest of the Company.

The text of the resolution in respect of Proposal No. 4B is as follows:

“RESOLVED, that as a special resolution, subject to and conditional upon Proposal No. 4A being passed, the Articles of Association be and are hereby amended in the manner provided in Part II of Annex B of this Proxy Statement.”

REQUIRED VOTE

As required under Irish law, the resolution in respect of Proposal No. 4B is a special resolution that requires the affirmative vote of the holders of at least 75% of the votes cast. In addition, Proposal No. 4B is subject to Proposal No. 4A being approved. Therefore, unless shareholders approve Proposal No. 4A, Proposal No. 4B will fail, notwithstanding that shareholders may have approved Proposal No. 4B.

The Board of Directors unanimously recommends a vote FOR Proposal No. 4B.

ALLERGAN - 2016 Proxy Statement    53

Back to Contents

Proposals No. 5A and 5B Amendment of the Company’s Articles of Association to (A) Provide for a Plurality Voting Standard in the Event of a Contested Election and (B) Grant the Board of Directors Sole Authority to Determine its Size

Proposal No. 5A sets out the proposed amendments to our Articles of Association to provide for a plurality voting standard in the event of a contested election and Proposal No. 5B sets out the proposed amendments to our Articles of Association to provide the Board of Directors with sole authority to set its size. Under Irish law, unless the Board of Directors is granted sole authority to set its size, the plurality voting standard will not achieve its desired results. Given the link between Proposals No. 5A and 5B, each Proposal is subject to the other being approved by shareholders, and as a result, both proposals will fail if either proposal does not pass.

The description of the following proposed amendments is only a summary and is qualified in its entirety by reference to the complete text of the proposed amendments, which is attached to the Proxy Statement as Annex C. We urge you to read Annex C in its entirety before you cast your vote.

PROPOSAL NO. 5A: PLURALITY VOTING IN A CONTESTED ELECTION

Today, the Company has a majority voting standard for both uncontested and contested director elections. However, in the context of contested director elections, many consider that a plurality voting standard is more appropriate for a number of reasons, including to avoid the risk of a failed election (that is, where one or more directors fails to receive a majority of the votes cast). In the United States, under a plurality voting standard, the nominees receiving the highest number of votes for the available seats, regardless of whether the nominees receive a majority of the votes cast in the election, would be elected as directors.

Best practices in corporate governance in the United States have evolved in recent years, and there has been an evident shift from the historically dominant plurality voting standard in all director elections to a majority voting standard in uncontested elections and a plurality standard in contested elections. A survey of the 100 largest public companies in the United States reveals that the overwhelming majority have adopted a majority voting standard for uncontested elections whilst retaining a plurality voting standard for contested elections. Proxy advisory firms generally support this practice in the United States.

The Board of Directors recommends that shareholders approve the amendments to our Articles of Association (set out in Part I of Annex C of this Proxy Statement) to provide for a plurality voting standard solely in the event of a contested election. These amendments, if approved, would provide that where the number of director nominees exceeds the number of directors to be elected, only those directors receiving the most votes for the available seats would be elected. They would also remove the ability for the maximum number of directors to be reduced by way of an ordinary resolution, as this could potentially interfere with the correct functioning of the plurality voting mechanism.

The Board of Directors is of the opinion that it is in the best interests of our shareholders to approve the plurality voting standard in the event of contested elections, while maintaining the Company’s majority voting standard in the case of uncontested elections. Accordingly, Proposal No. 5A asks shareholders to approve the amendments to the Articles of Association to provide for plurality voting in a contested election.

RECOMMENDATION

Our Board of Directors believes that the information provided above demonstrates that approving Proposal No. 5A is in the best interest of the Company.

The text of the resolution in respect of Proposal No. 5A is as follows:

“RESOLVED, that as a special resolution, subject to and conditional upon Proposal No. 5B being passed, the Articles of Association be and are hereby amended in the manner provided in Part I of Annex C of this Proxy Statement”.

REQUIRED VOTE

As required under Irish law, the resolution in respect of Proposal No. 5A is a special resolution that requires the affirmative vote of the holders of at least 75% of the votes cast. In addition Proposal No. 5A is subject to Proposal No. 5B being approved. Therefore, unless shareholders approve Proposal No. 5B, Proposal No. 5A will fail, notwithstanding that shareholders may have previously approved Proposal No. 5A.

The Board of Directors unanimously recommends a vote FOR Proposal No. 5A.

ALLERGAN - 2016 Proxy Statement    54

Back to Contents

PROPOSAL NO. 5B: SETTING THE SIZE OF THE BOARD OF DIRECTORS

Our Board of Directors is also proposing to amend our Articles of Association to provide that the size of the Board of Directors be set solely by resolution of the Board of Directors. This amendment is necessary in order for the plurality voting mechanism described above to function effectively in Ireland. Unless the Board of Directors is granted sole authority to set its size, nominees (including the Company’s nominees) who receive a simple majority of votes cast may also be elected to the Board of Directors, even if those nominees receive fewer votes than the nominees that otherwise fill the available seats.

As with plurality voting in contested elections, granting the Board of Directors sole authority to set its size is a common governance practice in the United States. Therefore, we propose to amend the Articles of Association in the manner described in Part II of Annex C of this Proxy Statement in order to grant this authority to the Board of Directors.

RECOMMENDATION

Our Board of Directors believes that the information provided above demonstrates that approving Proposal No. 5B is in the best interest of the Company.

The text of the resolution in respect of Proposal No. 5B is as follows:

“RESOLVED, that as a special resolution, subject to and conditional upon Proposal No. 5A being passed, the Articles of Association be and are hereby amended in the manner provided in Part II of Annex C of this Proxy Statement”.

REQUIRED VOTE

As required under Irish law, the resolution in respect of Proposal No. 5B is a special resolution that requires the affirmative vote of at least 75% of the votes cast. In addition, Proposal No. 5B is subject to Proposal No. 5A being approved. Therefore, unless shareholders approve Proposal No. 5A, Proposal No. 5B will fail, notwithstanding that shareholders may have approved Proposal No. 5B.

The Board of Directors unanimously recommends a vote FOR Proposal No. 5B.

ALLERGAN - 2016 Proxy Statement    55

Back to Contents

Proposal No. 6 Reduction of Company Capital

From time to time, Irish companies seek shareholder approval to create additional “distributable reserves”. Under Irish law, we need sufficient “distributable reserves” to repurchase or redeem our shares or to make other distributions to our shareholders in the form of dividends. Distributable reserves generally means accumulated realized profits less accumulated realised losses and includes reserves created by way of capital reduction.

In this proposal, shareholders are being asked to approve a reduction of our company capital by the entire amount standing to the credit of our share premium account as at December 31, 2015 or such other lesser amount as the Board of Directors or the Irish High Court may determine, to create additional “distributable reserves” in order to give us greater flexibility with respect to the management of our capital and to enable us to make distributions by paying dividends to shareholders and effecting share repurchases and/or share redemptions. In accordance with the terms of the merger agreement dated November 22, 2015, and amended on March 4, 2016, entered into between us, Pfizer Inc. and Watson Merger Sub Inc., as may be further amended from time to time, the amount of the share premium to be reduced will be mutually agreed between us, Pfizer Inc. and Watson Merger Sub Inc.

If shareholders approve this proposal, we will seek the Irish High Court’s confirmation as soon as practicable. Although we are not aware of any reason why the Irish High Court would not approve the creation of distributable reserves, the issuance of the required order is a matter for the discretion of the Irish High Court. Even if shareholders approve this proposal and the Irish High Court approves the creation of distributable reserves, there is no guarantee that dividends will be paid to shareholders or that share repurchases and/or share redemptions will occur.

RECOMMENDATION

Our Board of Directors believes that the information provided above demonstrates that approving Proposal No. 6 is in the best interest of the Company.

The text of the resolution in respect of Proposal No. 6 is as follows:

“RESOLVED, that as a special resolution, subject to and with the consent of the Irish High Court:

(a)	in accordance with the provisions of section 84 of the Irish Companies Act 2014, the company capital of the Company be reduced by the cancellation of the entire amount standing to the credit of the Company’s share premium account as at December 31, 2015 (the “Authorized Amount”) or such other lesser amount as the board of directors of the Company (the “Board”) or the Irish High Court may determine and for the reserve resulting from the cancellation of the share premium to be treated as profits available for distribution as defined by section 117 of the Irish Companies Act 2014; and

(b)	the Board, acting through one or more of the Company’s directors, secretaries or executive officers, be and is hereby authorized on behalf of the Company, to proceed to seek the confirmation of the Irish High Court to a reduction of company capital by the Authorized Amount or such lesser amount as the Board or the Irish High Court may determine.”

REQUIRED VOTE

As required under Irish law, the resolution in respect of Proposal No. 6 is a special resolution that requires the affirmative vote of at least 75% of the votes cast.

The Board of Directors unanimously recommends a vote FOR Proposal No. 6.

ALLERGAN - 2016 Proxy Statement    56

Back to Contents

Proposal No. 7 Annual Report on Lobbying Policy, Procedures and Payments

A shareholder has informed the Company it intends to present the non-binding proposal set forth below at the Annual Meeting. If the shareholder (or its qualified representatives) is present at the Annual Meeting and properly submits the proposal for a vote, then the shareholder proposal will be voted upon at the Annual Meeting.

In accordance with federal securities laws, the shareholder proposal and supporting statement are presented below as submitted by the shareholder and are quoted verbatim. The Company disclaims all responsibility for the content of the proposal and the supporting statement, including other sources referenced in the supporting statement.

The Company will promptly provide to any shareholder the name, address and number of the Company’s voting securities held by the person submitting this proposal upon receiving an oral or written request made to the Company’s Investor Relations department by telephone at +1-862-261-7488, by email at investor.relations@allergan.com or by writing to our administrative address: Investor Relations, Allergan plc, Morris Corporate Center III, 400 Interpace Parkway, Parsippany, NJ 07054.

RECOMMENDATION

The Board of Directors unanimously recommends that shareholders vote AGAINST the adoption of this proposal.

REQUIRED VOTE

A simple majority of votes cast at the Annual Meeting is required to approve the shareholder proposal described in this Proposal No. 7. Abstentions and broker non-votes will not have any effect on the outcome of this proposal because neither an abstention nor a broker non-vote represents a vote cast.

PROPOSAL NO. 7	ANNUAL REPORT ON LOBBYING POLICY, PROCEDURES AND PAYMENTS

Whereas, we believe in full disclosure of Allergan’s direct and indirect lobbying activities and expenditures to assess whether Allergan’s lobbying is consistent with its expressed goals and in the best interests of stockholders.

Resolved, the stockholders of Allergan request the preparation of a report, updated annually, disclosing:

1.	Company policy and procedures governing lobbying, both direct and indirect, and grassroots lobbying communications.

2.	Payments by Allergan used for (a) direct or indirect lobbying or (b) grassroots lobbying communications, in each case including the amount of the payment and the recipient.

3.	Allergan’s membership in and payments to any tax-exempt organization that writes and endorses model legislation.

4.	Description of the decision making process and oversight by management and the Board for making payments described in sections 2 and 3 above.

For purposes of this proposal, a “grassroots lobbying communication” is a communication directed to the general public that (a) refers to specific legislation or regulation, (b) reflects a view on the legislation or regulation and (c) encourages the recipient of the communication to take action with respect to the legislation or regulation. “Indirect lobbying” is lobbying engaged in by a trade association or other organization of which Allergan is a member.

Both “direct and indirect lobbying” and “grassroots lobbying communications” include efforts at the local, state and federal levels.

The report shall be presented to the Audit Committee or other relevant oversight committees and posted on Allergan’s website.

Supporting Statement

As stockholders, we encourage transparency and accountability in the use of corporate funds to influence legislation and regulation both directly and indirectly. Allergan spent $4.03 million in 2011 and 2012 on direct federal lobbying activities (opensecrets.org). These figures do not include lobbying expenditures to influence legislation in states, where Allergan also lobbies but disclosure is uneven or absent. For example, AbbVie spent $405,685 on lobbying in California in 2013 and 2014 (http://cal-access.ss.ca.gov/). Allergan’s lobbying on tax inversions has attracted media scrutiny (“Pfizer-Allergan Deal May Revive Inversions Fury,” Politico, Oct. 30, 2015).

We commend Allergan for ending its membership in the American Legislative Exchange Council in 2015. However, serious disclosure gaps remain. Allergan lists its membership of the Biotechnology Industry Organization (“BIO”). In 2013 and 2014, BIO spent $16.25 million on lobbying. Allergan is also a member of the Pharmaceutical Research and Manufacturers of America (PhRMA), but does not disclose this. PhRMA spent over $34.5 million on lobbying in 2013 and 2014. Allergan does not fully disclose its trade association memberships, nor payments and the portions used for lobbying on its website. Absent a system of accountability, company assets could be used for objectives contrary to Allergan’s long-term interests.

Transparent reporting would reveal whether company assets are being used for objectives contrary to Allergan’s long-term interests.

ALLERGAN - 2016 Proxy Statement    57

Back to Contents

Board of Directors’ Response to Shareholder Proposal No. 7

The Board of Directors believes that implementation of the proposal is unnecessary and recommends that the shareholders vote AGAINST it.

Our Board of Directors believes that our company’s participation in the political, legislative and regulatory processes at all levels of government promotes good corporate citizenship and enhances shareholder value.

We are committed to participating constructively in the political process and engaging in such participation in full compliance with applicable laws. Allergan recognizes that informed public policy is a critical factor in achieving its goal of pursuing medical advances to help patients live life to their fullest potential. Although Allergan plc is prohibited by Federal law from participating in election-related matters because it is incorporated overseas, certain of Allergan’s U.S. domestic subsidiaries – Allergan, Inc. and Allergan USA, Inc. (collectively, the “Specified Allergan U.S. Subsidiaries”) – from time to time use their own domestically derived resources to independently participate in the political process. Therefore, the Specified Allergan U.S. Subsidiaries engage in various efforts to advance public policies that support healthcare innovation and improve patient access to needed medical treatments while also recognizing that a fair, free market system provides the best atmosphere for continued innovation. These efforts by the Specified Allergan U.S. Subsidiaries include sponsoring a federal political action committee, contributing to state and local candidates and committees and supporting industry and trade organizations.

The policies and procedures we have already put into place are designed to ensure that all lobbying activities conducted by our company and our employees comply with all applicable laws.

Our Board of Directors believes that our current disclosures regarding lobbying practices and procedures are appropriate and consistent with the objectives of transparency and accountability reflected in the proposal. In light of our existing policies and disclosures with respect to lobbying activities, our Board of Directors believes that the report required by the proposal is unnecessary. Indeed, the proponent includes in its supporting statement contribution data from publicly available data, demonstrating that significant information concerning our activities is already available.

Each of the Specified Allergan U.S. Subsidiaries retains independent experts to assist it in complying with all applicable election and campaign laws. In certain jurisdictions where doing so is permitted, the Specified Allergan U.S. Subsidiaries make corporate contributions to support election campaigns, political action committees, party committees and ballot measure committees. Allergan supports candidates from both parties. Further, our company’s policies and procedures governing its political and lobbying activities are subject to robust internal controls and oversight. Each of the Specified Allergan U.S. Subsidiaries’ respective boards of directors oversees its participation in the political process and the measures taken to ensure compliance with applicable law.

We provide significant disclosure regarding lobbying activities, including the amounts spent, political action committee contributions and other expense and contribution information, pursuant to applicable law.

The Specified Allergan U.S. Subsidiaries make a list of all corporate state and local political contributions made to support candidates, committees, political parties and ballot measure committees available via our website. In addition, we make available on our corporate affairs website at http://www.allergan.com/responsibility/political-contributions a list of our main industry and trade association memberships.

Corporate contributions to federal candidates are prohibited under federal law. Contributions to the Allergan, Inc. Political Action Committee (“Allergan, Inc. PAC”), our company employee funded political action committee, are publicly disclosed via reports which are available on the Federal Election Commission’s website at http://www.fec.gov/. We also file quarterly reports with the federal government that disclose our lobbying expenditures and detail our lobbying activities. These reports are available at http://www.senate.gov/legislative/Public_Disclosure/LDA_reports.htm and http://lobbyingdisclosure.house.gov/.

Our Board of Directors believes that the information currently made available strikes the appropriate balance between transparency and excessive burden and cost, and that additional disclosures with respect to lobbying activities would not provide useful information to shareholders. The implementation of the proposal’s additional requirements would result in the unproductive consumption of valuable time and corporate resources tracking insignificant activities without materially enhancing existing disclosures.

For example, Allergan is a member of several industry and trade groups that represent both the pharmaceutical industry and the business community at large in an effort to bring about consensus on broad policy issues that can impact Allergan’s business objectives and ability to help patients live life to their fullest potential. Allergan’s participation as a member of these various industry and trade groups comes with the understanding that we may not always agree with the positions of the larger organization and/or other members, and we are committed to voicing our concerns as appropriate through our colleagues who serve on the boards and committees of these groups. Lobbying may or may not be a primary focus of such groups, and even where portions of the dues we and other members pay are used for lobbying activities, such activities, and the positions of such organizations and associations, may be undertaken by consensus and/or may address issues that are not of concern to us or our shareholders. For these reasons, additional disclosures regarding contributions to such organizations and associations would not provide helpful information to shareholders, but would impose an unnecessary data collection burden on us. Moreover, additional detailed disclosures may also encourage issue activists to pressure us to alter our political participation in a manner that could adversely affect shareholder interests.

Our Board of Directors also opposes the proposal because many aspects of it are vague or unworkable and may create confusion. The definition of “lobbying,” and the payments that would be considered lobbying-related, vary across jurisdictions and could include employee salaries, office rent and employee travel expenses. As a result, the disclosures regarding lobbying-related payments required by the proposal may be inconsistent and confusing, as a particular payment may be considered lobbying-related in one jurisdiction but not in another. Additionally, disclosing Allergan’s payments to “any” tax-exempt organization that writes and endorses model legislation is overly broad and may include organizations to which Allergan makes charitable contributions.

Therefore, we believe the shareholder proposal should be rejected. The Board of Directors unanimously recommends that you vote AGAINST this shareholder proposal.

ALLERGAN - 2016 Proxy Statement    58

Back to Contents

Proposal No. 8 Independent Board Chairman

A shareholder has informed the Company he intends to present the non-binding proposal set forth below at the Annual Meeting. If the shareholder (or his qualified representative) is present at the Annual Meeting and properly submits the proposal for a vote, then the shareholder proposal will be voted upon at the Annual Meeting.

In accordance with federal securities laws, the shareholder proposal and supporting statement are presented below as submitted by the shareholder and are quoted verbatim. The Company disclaims all responsibility for the content of the proposal and the supporting statement, including other sources referenced in the supporting statement.

The Company will promptly provide to any shareholder the name, address and number of the Company’s voting securities held by the person submitting this proposal upon receiving an oral or written request made to the Company’s investor relations department by telephone at +1-862-261-7488, by email at investor.relations@allergan.com or by writing to our administrative address: Investor Relations, Allergan plc, Morris Corporate Center III, 400 Interpace Parkway, Parsippany, NJ 07054.

RECOMMENDATION

The Board of Directors unanimously recommends that shareholders vote AGAINST the adoption of this proposal.

REQUIRED VOTE

A simple majority of votes cast at the Annual Meeting is required to approve the shareholder proposal described in this Proposal No. 8. Abstentions and broker non-votes will not have any effect on the outcome of this proposal because neither an abstention nor a broker non-vote represents a vote cast.

PROPOSAL NO. 8	INDEPENDENT BOARD CHAIRMAN

Shareholders request our Board of Directors to adopt as policy, and amend our governing documents as necessary, to require the Chair of the Board of Directors, whenever possible, to be an independent member of the Board. The Board would have the discretion to phase in this policy for the next CEO transition, implemented so it does not violate any existing agreement. If the Board determines that a Chair who was independent when selected is no longer independent, the Board shall select a new Chair who satisfies the requirements of the policy within a reasonable amount of time. Compliance with this policy is waived if no independent director is available and willing to serve as Chair. This proposal requests that all the necessary steps be taken to accomplish the above.

It is the responsibility of the Board of Directors to protect shareholders’ long-term interests by providing independent oversight of management. By setting agendas, priorities and procedures, the Chairman is critical in shaping the work of the Board.

A board of directors is less likely to provide rigorous independent oversight of management if the Chairman is an insider, as is the case with our Company. Transitioning to a board chairman who is independent of our Company and its management is a practice that will promote greater management accountability to shareholders and lead to a more objective evaluation of management.

According to the Millstein Center for Corporate Governance and Performance (Yale School of Management), “The independent chair curbs conflicts of interest, promotes oversight of risk, manages the relationship between the board and CEO, serves as a conduit for regular communication with shareowners, and is a logical next step in the development of an independent board.” (Chairing the Board: The Case for Independent Leadership in Corporate North America, 2009.)

An NACD Blue Ribbon Commission on Directors’ Professionalism recommended that an independent director should be charged with “organizing the board’s evaluation of the CEO and provide ongoing feedback; chairing executive sessions of the board; setting the agenda and leading the board in anticipating and responding to crises.” A blue-ribbon report from The Conference Board echoed that position.

A number of institutional investors said that a strong, objective board leader can best provide the necessary oversight of management. Thus, the California Public Employees’ Retirement System’s Global Principles of Accountable Corporate Governance recommends that a company’s board should be chaired by an independent director, as does the Council of Institutional Investors.

An independent director serving as chairman can help ensure the functioning of a more effective board of directors. Please vote to enhance shareholder value:

Independent Board Chairman – Proposal 8

ALLERGAN - 2016 Proxy Statement    59

Back to Contents

Board of Directors’ Response to Shareholder Proposal No. 8

The Board of Directors recommends that shareholders vote AGAINST this shareholder proposal. The Board of Directors believes that this proposal is not in the best interests of the Company or its shareholders and opposes it for the following reasons.

The Company’s current leadership structure is in the best interests of its shareholders.

The Board of Directors believes it is important to have the flexibility to select a Chairman who is the best person for the job, regardless of that person’s independence. In contrast, implementing a policy as requested by the proposal would unduly restrict the Board of Directors by mandating a fixed and inflexible leadership structure for the Company and would prevent the Board of Directors, including future boards of directors, from determining the most appropriate leadership structure for the Company. The primary responsibility of the Board of Directors is to foster the long-term success of the Company, and a key element in fulfilling this responsibility is to determine periodically which person should serve as our Chairman of the Board of Directors based on the Board of Directors’ determination of the unique opportunities and challenges facing the Company at any given time. The members of the Board of Directors are in the best position to make this decision based on their knowledge of the Company, and the Board of Directors has determined that Mr. Bisaro is the right person to serve as Chairman at this time.

The Company has always strived to maintain high corporate governance standards. Immediately following the closing of the Forest Acquisition, on July 1, 2014, Paul M. Bisaro (formerly the Chairman and Chief Executive Officer of the Company) became the Executive Chairman, and Brenton L. Saunders (formerly the Chief Executive Officer and President of Forest) became Chief Executive Officer, President, and a member of the Board of Directors of the Company, thereby separating our Chairman and CEO roles. The Board of Directors has determined this leadership structure to be appropriate for the Company at this time, as Mr. Bisaro possesses deep knowledge of the Company, its management and operations, and has extensive experience with integrating complex pharmaceutical enterprises and the separation of roles ensures that Mr. Saunders is able to focus on the ongoing operations of the Company, strategic mergers and acquisitions and driving the integration of our business in light of recent significant acquisitions. Further, separating the roles of Executive Chairman and Chief Executive Officer fosters better Board of Directors oversight of management. Additionally, the Board of Directors believes having a lead independent director provides a well- functioning and effective balance between strong Company leadership and appropriate safeguards and oversight by independent directors.

The proposal is not necessary to ensure effective oversight of management and accountability to shareholders.

The Board of Directors is committed to protecting shareholders’ interests by providing independent oversight of management and has already adopted numerous measures that foster director independence. The Board of Directors believes that the current leadership structure fully supports the accountability of management to the independent directors and the Board of Directors has taken affirmative steps to facilitate accountability to shareholders and independent oversight of management, including, for example, through the following:

•	The Company presently separates the roles of Chairman and CEO.

•	The Board of Directors has a lead independent director.

•	Independent directors meet regularly without management present.

•	10 of the 12 current Board members are independent under the NYSE listing requirements.

•	Currently, all four of our Board of Directors committees are fully independent.

Therefore, we believe the shareholder proposal should be rejected. The Board of Directors unanimously recommends that you vote AGAINST this shareholder proposal.

ALLERGAN - 2016 Proxy Statement    60

Back to Contents

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and officers and persons who own more than 10% of a registered class of our equity securities to file with the SEC reports of ownership and changes in ownership of our ordinary shares and our other equity securities. Officers, directors and greater-than-10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such reports furnished to us or written representations that no other reports were required, we believe that during and with respect to the 2015 fiscal year all filing requirements applicable to our officers, directors and greater-than-10% beneficial owners were complied with and all filings were timely filed, except that a late Form 4 for Mr. Saunders was filed on March 31, 2015 to report a number of ordinary shares that were inadvertently omitted from Mr. Saunders’ Form 4 filed on July 3, 2014, and an amendment to a Form 4 for Mr. Meury was filed on March 4, 2016 to correct an administrative error in Mr. Meury’s Form 4 filed on July 3, 2014 that overstated the number of ordinary shares held by Mr. Meury.

ALLERGAN - 2016 Proxy Statement    61

Back to Contents

Certain Relationships and Related Transactions

We review all relationships and transactions in which we and our directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest. Pursuant to our written Related Person Transaction Policies and Procedures, our legal department is primarily responsible for the implementation of processes and controls to obtain information from the directors and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether we or a related person has a direct or indirect material interest in the transaction. In determining whether a proposed transaction is a related person transaction, our legal department assesses:

(i)	The related person’s relationship to us;

(ii)	The related person’s interest in the transaction;

(iii)	The material facts of the proposed transaction, including the proposed aggregate value of such transaction or, in the case of indebtedness, the amount of principal that would be involved;

(iv)	The benefits to us of the proposed transaction;

(v)	If applicable, the availability of other sources of comparable products or services; and

(vi)	Whether the proposed transaction is on terms that are comparable to the terms available to an unrelated third party or to employees generally.

If our legal department determines that the proposed transaction is a related person transaction, the proposed transaction is submitted to our Nominating and Corporate Governance Committee for consideration. The Nominating and Corporate Governance Committee may only approve or ratify those transactions that are in, or are not inconsistent with, our best interests and the best interests of our shareholders, as the Nominating and Corporate Governance Committee determines in good faith.

As required under SEC rules, we disclose in our Proxy Statement any related person transactions determined to be directly or indirectly material to us or a related person. No reportable transactions occurred since January 1, 2015 or are currently proposed.

ALLERGAN - 2016 Proxy Statement    62

Back to Contents

Shareholders’ Proposals for the 2017 Annual General Meeting of Shareholders

Shareholder Proposals in the Proxy Statement for the 2017 Annual General Meeting of Shareholders . Under Rule 14a-8 of the Exchange Act, shareholder proposals to be included in the Proxy Statement for the 2017 Annual General Meeting of Shareholders must be received by our Secretary at its principal executive offices no later than November 25 , 2016 (120 calendar days before the anniversary of the date we expect to release this Proxy Statement for the 2016 Annual Meeting) and must comply with the requirements of Rule 14a-8 of the Exchange Act.

Other Shareholder Proposals and Nominations for Directors to Be Presented at the 2017 Annual General Meeting of Shareholders. If you desire to bring a matter before the 2017 Annual General Meeting of Shareholders outside the process of Rule 14a-8, you may do so by following the procedures set forth in the Company’s Articles of Association. In accordance with our Articles of Association, in order to be properly brought before the 2017 Annual General Meeting of Shareholders, a shareholder’s notice must generally be delivered to Clonshaugh Business and Technology Park, Coolock, Dublin, D17 E400, Ireland, Attention: Company Secretary, not less than 120 days nor more than 150 days prior to the anniversary date of the notice convening the Company’s 2016 Annual Meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the shareholder proposing such matters. Any such proposal or nomination must also meet the requirements set forth in the rules and regulations of the SEC, including Rule 14a-8, in order for such proposal or nomination to be eligible for inclusion in the Company’s 2016 Proxy Statement. Therefore, to be presented at the Company’s 2017 Annual General Meeting of Shareholders, such a proposal or nomination must be received by the Company on or after October 26 , 2016, but no later than November 25 , 2016.

Other Business

As of the date of this Proxy Statement, the Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other proper matters are presented at the Annual Meeting, however, it is the intention of the proxy holders named in the Company’s form of proxy to vote the proxies held by them in accordance with their best judgment.

Dublin, Ireland

March 25 , 2016

By Order of the Board of Directors

A. Robert D. Bailey,

Chief Legal Officer and Secretary

ALLERGAN - 2016 Proxy Statement    63

Back to Contents

Annex A

Part I

OPTIONAL PROVISIONS OF THE 2014 ACT FROM WHICH THE COMPANY PROPOSES TO OPT-OUT

The 2014 Act adopts a new approach in regard to the articles of association of all companies. Instead of providing for an optional model set of articles of association as was done with Table A of the First Schedule of the Irish Companies Act 1963 (“Table A”), the 2014 Act now contains specific sections which apply to all companies unless the articles of association specifically exclude them. As these provisions deal with matters which are already specifically provided for in the Company’s existing Articles of Association (which also disapply the model set of articles of association in Table A), it is necessary to include a new provision in the opening clause of the revised Articles of Association in order to disapply the appropriate optional sections of the 2014 Act. Table A is no longer relevant and as such it is no longer necessary to continue with its disapplication in Article 1 of the Company’s Articles of Association.

A summary of each of the sections of the 2014 Act which are therefore being specifically excluded by the Articles is as set out in the table below:

Sections of the 2014 Act to be disapplied	Currently covered in Articles	Subject matter/reason for disapplication of relevant provision(s) in the 2014 Act
43(2) and (3)	141 and 142	Sections 43(2) and (3) deal with the use of the common seal of a company. These sub-sections are being disapplied as equivalent, but more detailed, provision for the use of the Company’s common seal is made in Articles 141 and 142.
65(2) to 62(7)	Not applicable	Sections 65(2) to (7) deal with the power of a company to convert shares into stock and reconvert stock into shares. These sections are being disapplied as they are not contemplated in the Company’s existing Articles of Association and the intention is to preserve the status quo.
66(4)	4.2	Section 66(4) deals with the allotment of redeemable shares. This section is being disapplied as the matter is already provided for in Article 4.2.
77 to 81	14 to 25 36 to 44	Sections 77 to 81 deal with the making of calls in respect of unpaid amounts due on shares issued by a company, liens on shares and forfeiture of shares. These sections are being disapplied as such matters are already provided for in Articles 14 to 25 and Articles 36 to 44.
94(8)	26.1	Section 94(8) deals with the instrument of transfer for shares and the regulation of such instruments under the Stock Transfer Act 1963. This section is being disapplied as the matter is already provided for in Article 26.1.
95(1)	28	Section 95(1) deals with restrictions on the transfer of shares. This section is being disapplied as the matter is already provided for in Article 28.
96(2) to (11)	33 to 35	Sections 96(2) to (11) deal with transmission of shares in a company. These sections are being disapplied as the matter is already provided for in Articles 33 to 35.
124 and 125	143 to 152	Sections 124 and 125 deal with the declaration and payment of dividends by a company. These sections are being disapplied as such matters are already provided for in Articles 143 - 152.
126	154.1 and 154.2	Section 126 deals with the capitalisation of a company’s reserves for the purposes of making bonus issues of shares. This section is being disapplied as the matter is already provided for in Article 154.
136(1)	99	Section 136(1) applies where the constitution of a company requires a director to hold a specific share qualification. This section is being disapplied as Article 99 specifically states that a director of a company shall not require a shareholding qualification.
144(3) and 144(4)	116 to 124	Sections 144(3) and 144(4) deal with the appointment of directors. This section is being disapplied as the matter is already provided for in Articles 116 to 124.
148(2)	115 and 122	Section 148(2) deals with how the office of a director may be vacated before the end of the appointed term. This section is being disapplied as the matter is already provided for in Articles 115 and 122.
158 to 165 (excluding 161(7) which is not applicable to the Company)	102 to 114 125 to 139	Sections 158 to 165 deal with a board’s power of management and delegation, the appointment of a managing director, the establishment of board committees, matters relating to board procedure and the appointment of alternate directors. These sections are being disapplied as such matters are already provided for in Articles 102 to 114 and Articles 125 to 139.
178(2)	51	Section 178(2) deals with the convening of extraordinary general meetings by members. This section is being disapplied as the matter is already provided for in a different manner in Article 51.

ALLERGAN - 2016 Proxy Statement     64

Back to Contents
Sections of the 2014 Act to be disapplied	Currently covered in Articles	Subject matter/reason for disapplication of relevant provision(s) in the 2014 Act
180(5), 181(1) and 181(6)	54 and 55	Sections 180(5), 181(1) and 181(6) deal with how notices of general meetings are given and who is entitled to receive such notices. These sections are being disapplied as such matters are already provided for in Articles 54 and 55.
182(2), (4) and (5)	56 and 57	Sections 182(2), (4) and (5) deal with the quorum requirements for a general meeting of a company. These sections are being disapplied as the matter is already provided for in Articles 56 and 57.
183(3)	88	Section 183(3) is being disapplied as otherwise it would prohibit the appointment of multiple proxies which is expressly permitted by Article 88.
186(c)	58	Section 186(c) deals with one aspect of the business of the annual general meeting. This section is being disapplied as the entire business of the annual general meeting is already provided for in Article 58.
187 and 188	64 to 66, 77 and 78; and 81 to 84	Sections 187(2) – (8) and 188(2) – (8) deal with the conduct of general meetings and voting at such meetings. These sections are being disapplied as provision for such matters are already provided for in Articles 64 to 66, 77, 78 and 81 to 84.
218(1), (3), (4) and (5)	159 to 163	Sections 218(1), (3), (4) and (5) deal with the service of notice on members of a company. These sections are being disapplied as the matter is already provided for in Articles 159 to 163.
229(1), 230 and 1113	106, 109 and 111	Sections 229(1), 230 and 1113 deal with potential conflicting interests of directors. These sections are being disapplied as the matter is provided for in Articles 106, 109 and 111.
338(5) and (6) and 339(7)	153.4 and 153.5	Sections 338(5) and (6) and 339(7) deal with delivery of statutory financial statements via the website of a company and by using electronic communications. These sections are being disapplied as such matters are already provided for in Articles 153.4 and 153.5.
618(1)(b)	164	Section 618(1)(b) deals with the distribution of property on a winding up of a company. This section is being disapplied as the matter is already provided for in Article 164.
620(8)	152	Section 620(8) stipulates the timeframe for claiming dividends. This section is being disapplied as the matter is already provided for in Article 152.
1090	116, 119 to 121	Section 1090 deals with the rotation of directors. This section is being disapplied as such matter is provided for in Articles 116, 119 to 121.
1092(2) and (3)	96, 97 and 107	Sections 1092 deals with the remuneration of directors. This section is being disapplied as this matter is already provided for in Articles 96, 97 and 107.
1093 and 193(1)	69	Section 1093 deals with written resolutions of members. This section is being disapplied as this matter is already provided for in Article 69.

ALLERGAN - 2016 Proxy Statement    65

Back to Contents

PART II

OPTIONAL PROVISIONS OF THE 2014 ACT NOT TO BE DISAPPLIED

Sections of the 2014 Act not to be disapplied	Subject matter/reason for non-disapplication of relevant provisions in the 2014 Act
83 and 84	Sections 83 and 84 are being retained as they contain the powers necessary for a company to implement capital reductions and capital variations under the 2014 Act.

ALLERGAN - 2016 Proxy Statement     66

Back to Contents

PART III

SUMMARY OF OTHER AMENDMENTS BEING MADE RELATING TO THE INTRODUCTION OF THE 2014 ACT OR FOR ADMINISTRATIVE OR HOUSEKEEPING REASONS

Amendment	Reason for amendment
All references to the old Irish company law statutes, which were repealed when the 2014 Act became effective on 1, June 2015 are replaced by references to the 2014 Act	To ensure that our Articles of Association are consistent with the statutory references in the 2014 Act.
Inclusion of definition of “IAS Regulation” in Article 2.1	This definition has been included in order to take account of the new requirements regarding the maintenance of accounting records set out in Chapter 2 of Part 6 of the 2014 Act. Further details are set out below in the explanation of amendments to Article 153.
Inclusion of “any duplicate seal” in definition of “the seal” in Article 2.1	This is to provide clarity that in the event that there is more than one company seal in existence, they will all be treated as the common seal of the Company in accordance with Section 43(a) of the 2014 Act.
Insert references to undenominated capital	In various places in the Articles of Association, the expression “undenominated capital” is being inserted as this expression is now used in the 2014 Act to refer to that part of a company’s capital which is not represented by the nominal (or par) value paid up on a company’s issued shares.
Article 3.3 (c)	Obsolete references to repealed Irish law statutes have been removed.
Article 3.5	For the avoidance of doubt and to provide maximum flexibility in relation to the provisions of the 2014 Act regarding the acquisition by the Company of its own shares, the following wording has been added to the beginning of Article 3.5 “Unless the Board specifically elects to treat such acquisition as a purchase for the purposes of the Acts”. This additional wording acknowledges that the Company has the ability (under Article 4.2 and the 2014 Act, and subject to shareholder approval) to make purchases of its own shares (as opposed to redemption of such shares).
Article 4.2	For the avoidance of doubt and to provide the maximum flexibility, Article 4.2 is being amended by the inclusion of the words “of any class” and “at any price”.
Article 13 (and Article 2.1)	All references to “Section 81 Notice” have been deleted and replaced with references to a “Disclosure Notice” in order to ensure consistency with the terminology used in the 2014 Act. A new definition of “Disclosure Notice” (with the appropriate statutory cross-reference) has been added to Article 2.1.
Article 29	The time period from when Directors must send a transferee notice of their refusal to register a transfer has been amended from three to two months to comply with the time period set out in Section 95(3) of the 2014 Act.
Article 45	Article 45 has been amended to provide for the different circumstances in which a company may give financial assistance in accordance with the provisions of the 2014 Act. The words “a purchase or” have been deleted and the Article has been amended to more closely reflect the provisions of Section 82 of the 2014 Act. Article 45 now reads as follows: “The Company may give any form of financial assistance which is permitted by the Acts for the purpose of or in connection with an acquisition by subscription, purchase, exchange or otherwise, made or to be made by any person of or for any shares in the Company or in the Company’s holding company.”
Article 47	Article 47 is being amended to provide that the powers contained therein do not limit or otherwise affect the powers afforded to the Company by Section 83 of the 2014 Act, which sets out the procedures pursuant to which the Company may vary its capital.
Article 48	Article 48 is being amended to include a cross reference to Section 84 of the 2014 Act, which sets out the procedures pursuant to which the Company may reduce its capital. Article 48 is also amended to expressly provide that it should have no effect on the powers granted to the Company by Section 83 of the 2014 Act in relation to the variation of its capital.
Article 58	Article 58 is being amended in order to ensure that it is consistent with Section 186 of the 2014 Act (which specifies what constitutes the ordinary business of the Company’s AGM) while still reflecting what the Company usually regards as ordinary business at an Annual General Meeting.

ALLERGAN - 2016 Proxy Statement    67

Back to Contents
Amendment	Reason for amendment
Article 88	Article 88 is being amended to cater for changes introduced by sections 183 and 184 of the 2014 Act relating to the time and place for delivery of proxies. Article 88 has been amended to provide that an instrument or other form of communication appointing a proxy may be returned to the address or addresses stated in the notice of meeting by such time as may be specified in the notice of meeting, or (if no such time is specified) at any time prior to the holding of the relevant meeting at which the appointee proposes to vote, and subject to the 2014 Act, if not so delivered the appointment shall not be treated as valid.
Article 92	The time limits in Article 92 have been deleted in relation to the latest time within which a proxy may be revoked as this is now governed by Section 183(10) of the 2014 Act which specifies that such revocation will be valid if received at any time before the commencement of the meeting or adjourned meeting at which the proxy is used.
Article 96.2	Section 228(1)(d) codifies the common law restriction on the use of company property by directors and other persons. A new Article 96.2 is being adopted so that directors and other such persons can continue to use company property in accordance with the Company’s fair usage policies and in connection with the performance of their duties, functions and powers subject to their terms and conditions of employment.
Article 106.4	This Article 106.4 has been inserted to address certain perceived restrictions in the 2014 Act which could prevent directors from giving irrevocable undertakings in the context of a recommended takeover transaction.
Article 153	Article 153 is being amended in order to take account of the new requirements regarding the maintenance of accounting records set out in Chapter 2 of Part 6 of the 2014 Act. Under Article 153 (as amended) the directors may use the power provided for in the 2014 Act to send shareholders summary statutory financial statements in lieu of the full statutory financial statements of the Company. Where the directors elect to do so, however, any shareholder may request a full copy of the statutory financial statements of the Company to be sent to him or her.
A number of additional administrative/ housekeeping changes are provided for in the revised Articles of Association	The moving of the subscription clause from the end of the Memorandum of Association to the end of the Articles of Association, in order to comply with section 1006 and Schedule 9 of the 2014 Act.
The replacement of the term “regulation” with the word “article” throughout the Articles of Association for ease of reference and understanding.
The inclusion of new definitions of “Act” and “Acts” in Article 2.1 to properly reference the new company law legislation.
The amendment to the definition of “Auditor” in Article 2.1 to refer to “statutory auditor” to ensure consistency with the terminology in the 2014 Act.
Article 8.3 is being amended as the power of the Directors to allot and issue relevant securities is to expire five years from 1 October 2013, being the date on which the Articles of Association were adopted by the Company.
Article 13.6 (a) has been slightly expanded to give a fuller explanation of the circumstances where a person would be treated as appearing to be interested in the shares of the Company.
Article 16 has been slightly expanded to give full details of the potentially applicable provisions of Irish law relating to the necessary actions to change uncertificated shares into certificated shares prior to their sale.
The following words in brackets in Article 71 are being deleted as the first annual general meeting of the Company has already been held: “(and in the case of the Company’s first annual general meeting, reference to the proceeding year’s annual general meeting shall be to the annual general meeting of Actavis, Inc. in that preceding year)”.
The following words have been deleted from Article 73.1: “nomination such member proposes to bring before the meeting: as to each person” as it is superfluous and does not add anything to this Article.
The typographical error in Article namely 86.3 has been corrected - “out” should actually refer to “ought”. Article 115.2 has been amended to expressly provide that a Director shall vacate his office without further action if he is prohibited by law from being a director.
Article 122 has been amended to remove the concept of “extended notice” which is no longer provided for by the 2014 Act.
Articles 157 and 158 have been amended to acknowledge the fact that the merger of Actavis W.C. Holding 2 LLC with and into Actavis Inc. (and certain other consequential matters) has now occurred.
The term “Holders” is defined and the term “holder” has been capitalised throughout the Articles of Association so as to be consistent with such defined term.
The term “Directors” is defined and the term “director” has been capitalised throughout the Articles of Association so as to be consistent with such defined term where it is used in the context of the Board of Directors.
General revision of cross-referencing in definitions and Articles to ensure consistency throughout the Articles of Association.

ALLERGAN - 2016 Proxy Statement    68

Back to Contents

Annex B

THE 2014 ACT AMENDMENTS TO THE MEMORANDUM AND ARTICLES OF ASSOCIATION

Note: the amendments set out in this Annex B are reflected as a comparison to the Memorandum and Articles of Association of the Company as at the date of this Proxy Statement. Additional amendments will be made to the provisions of the Articles of Association included in this Annex B if shareholders approve Proposals 5A and 5B.

PART I

IRISH COMPANIES ACT AMENDMENTS TO MEMORANDUM OF ASSOCIATION

Companies Act~~s 1963 to~~ 201~~3~~4

A PUBLIC LIMITED COMPANY ~~LIMITED BY SHARES~~

~~MEMORANDUM OF ASSOCIATION~~

___________________

~~-of-~~CONSTITUTION

of

ALLERGAN PUBLIC LIMITED COMPANY

MEMORANDUM OF ASSOCIATION

(as ~~A~~amended ~~and restated by special~~by all resolutions ~~dated~~passed up to and including 5 ~~June~~May 201~~5~~6)

1	The name of the Company is Allergan public limited company.

2	The Company is ~~to be~~ a public limited company deemed to be a PLC to which Part 17 of the Companies Act 2014 applies.

3	The objects for which the Company is established are

3.1

(a)	To carry on the business of a pharmaceuticals company, and to research, develop, design, manufacture, produce, supply, buy, sell, distribute, import, export, provide, promote and otherwise deal in pharmaceuticals, active pharmaceutical ingredients and dosage pharmaceuticals and other devices or products of a pharmaceutical or healthcare character and to hold intellectual property rights and to do all things usually dealt in by persons carrying on the above mentioned businesses or any of them or likely to be required in connection with any of the said businesses.

(b)	To carry on the business of a holding company and to co-ordinate the administration, finances and all other activities of any subsidiary companies or associated companies, to do all lawful acts and things whatever that are necessary or convenient in carrying on the business of such a holding company including the incorporation of any one or more subsidiaries and in particular to carry on the business of a management services company, to act as managers and to direct or coordinate the management of other companies or of the business, property and estates of any company or person and to undertake and carry out all such services in connection therewith as may be deemed expedient by the Company’s board of directors and to exercise its powers as a shareholder of other companies.

(c)	To acquire the whole of the issued share capital of Warner Chilcott public limited company, a company incorporated under the laws of Ireland (registered number 471506).

ALLERGAN - 2016 Proxy Statement    69

Back to Contents
3.2	To acquire shares, stocks, debentures, debenture stock, bonds, obligations and securities by original subscription, tender, purchase, exchange or otherwise and to subscribe for the same either conditionally or otherwise, and to guarantee the subscription thereof and to exercise and enforce all rights and powers conferred by or incidental to the ownership thereof.

3.3	To facilitate and encourage the creation, issue or conversion of and to offer for public subscription debentures, debenture stocks, bonds, obligations, shares, stocks, and securities and to act as trustees in connection with any such securities and to take part in the conversion of business concerns and undertakings into companies.

3.4	To purchase or by any other means acquire any freehold, leasehold or other property and in particular lands, tenements and hereditaments of any tenure, whether subject or not to any charges or incumbrances, for any estate or interest whatever, and any rights, privileges or easements over or in respect of any property, and any buildings, factories, mills, works, wharves, roads, machinery, engines, plant, live and dead stock, barges, vessels or things, and any real or personal property or rights whatsoever which may be necessary for, or may conveniently be used with, or may enhance the value or property of the Company, and to hold or to sell, let, alienate, mortgage, charge or otherwise deal with all or any such freehold, leasehold, or other property, lands, tenements or hereditaments, rights, privileges or easements.

3.5	To establish and contribute to any scheme for the purchase of shares in the Company to be held for the benefit of the Company’s employees and to lend or otherwise provide money to such schemes or the Company’s employees or the employees of any of its subsidiary or associated companies to enable them to purchase shares of the Company.

3.6	To sell, lease, exchange, grant, convey, transfer or otherwise dispose of any or all of the property, investment or assets of the Company of whatever nature or tenure for such price, consideration, sum or other return whether equal to or less than the market value thereof and whether by way of gift or otherwise as the Directors shall deem fit and to grant any fee, farm grant or lease or to enter into any agreement for letting or hire of any such property or asset for a rent or return equal to or less than the market or rack rent therefor or at no rent and subject to or free from covenants and restrictions as the Directors shall deem appropriate.

3.7	To acquire and undertake the whole or any part of the business, good-will and assets of any person, firm or company carrying on or proposing to carry on any of the businesses which this Company is authorised to carry on, and as part of the consideration for such acquisition to undertake all or any of the liabilities of such person, firm or company, or to acquire an interest in, amalgamate with, or enter into any arrangement for sharing profits, or for co-operation, or for limiting competition or for mutual assistance with any such person, firm or company and to give or accept by way of consideration for any of the acts or things aforesaid or property acquired, any shares, debentures, debenture stock or securities that may be agreed upon, and to hold and retain or sell, mortgage or deal with any shares, debentures, debenture stock or securities so received.

3.8	To apply for, register, purchase, lease, hold, use, control, license or otherwise acquire any patents, brevets d’invention, copyrights, trademarks, licences, concessions and the like conferring any exclusive or non-exclusive or limited rights to use or any secret or other inventing information as to any invention which may seem capable of being used for any of the purposes of the Company or the acquisition of which may seem calculated directly or indirectly to benefit the Company, and to use, exercise, develop or grant licences in respect of or otherwise turn to account the property, rights or information so acquired.

3.9	To enter into partnership or into any arrangement for sharing profits, union of interests, co-operation, joint venture, reciprocal concession or otherwise with any person or company carrying on or engaged in or about to carry on or engage in any business or transaction which the Company is authorised to carry on or engage in or any business or transaction capable of being conducted so as directly to benefit this Company.

3.10	To invest and deal with the moneys of the Company not immediately required upon such securities and in such manner as may from time to time be determined.

3.11	To lend money to and guarantee the performance of the contracts or obligations of any company, firm or person, and the repayment of the capital and principal of, and dividends, interest or premiums payable on, any stock, shares and securities of any company, whether having objects similar to those of this Company or not, and to give all kinds of indemnities.

3.12	To engage in currency exchange and interest rate transactions including, but not limited to, dealings in foreign currency, spot and forward rate exchange contracts, futures, options, forward rate agreements, swaps, caps, floors, collars and any other foreign exchange or interest rate hedging arrangements and such other instruments as are similar to, or derived from, any of the foregoing whether for the purpose of making a profit or avoiding a loss or managing a currency or interest rate exposure or any other exposure or for any other purpose.

3.13	To guarantee, support or secure, whether by personal covenant or by mortgaging or charging all or any part of the undertaking, property and assets (both present and future) and uncalled capital of the Company, or by both such methods, the performance of the obligations of, and the repayment or payment of the principal amounts of and premiums, interest and dividends on any securities of, any person, firm or company including (without prejudice to the generality of the foregoing) any company which is for the time being the Company’s holding company as defined ~~by section 155 of~~in the Companies Act 2014 or a subsidiary as therein defined of any such holding company or otherwise associated with the Company in business.

ALLERGAN - 2016 Proxy Statement    70

Back to Contents
3.14	To borrow or secure the payment of money in such manner as the Company shall think fit, and in particular by the provision of a guarantee or by the issue of debentures, debenture stocks, bonds, obligations and securities of all kinds, either perpetual or terminable and either redeemable or otherwise and to secure the repayment of any money borrowed, raised or owing by trust deed, mortgage, charge, or lien upon the whole or any part of the Company’s property or assets (whether present or future) including its uncalled capital, and also by a similar trust deed, mortgage, charge or lien to secure and guarantee the performance by the Company of any obligation or liability it may undertake.

3.15	To draw, make, accept, endorse, discount, execute, negotiate and issue promissory notes, bills of exchange, bills of lading, warrants, debentures and other negotiable or transferable instruments.

3.16	To subscribe for, take, purchase or otherwise acquire and hold shares or other interests in, or securities of any other company having objects altogether or in part similar to those of this Company, or carrying on any business capable of being conducted so as directly or indirectly to benefit this Company.

3.17	To hold in trust as trustees or as nominees and to deal with, manage and turn to account, any real or personal property of any kind, and in particular shares, stocks, debentures, securities, policies, book debts, claims and choses in actions, lands, buildings, hereditaments, business concerns and undertakings, mortgages, charges, annuities, patents, licences, and any interest in real or personal property, and any claims against such property or against any person or company.

3.18	To constitute any trusts with a view to the issue of preferred and, deferred or other special stocks or securities based on or representing any shares, stocks and other assets specifically appropriated for the purpose of any such trust and to settle and regulate and if thought fit to undertake and execute any such trusts and to issue dispose of or hold any such preferred, deferred or other special stocks or securities.

3.19	To give any guarantee in relation to the payment of any debentures, debenture stock, bonds, obligations or securities and to guarantee the payment of interest thereon or of dividends on any stocks or shares of any company.

3.20	To construct, erect and maintain buildings, houses, flats, shops and all other works, erections, and things of any description whatsoever either upon the lands acquired by the Company or upon other lands and to hold, retain as investments or to sell, let, alienate, mortgage, charge or deal with all or any of the same and generally to alter, develop and improve the lands and other property of the Company.

3.21	To provide for the welfare of persons in the employment of or holding office under or formerly in the employment of or holding office under the Company including Directors and ex-Directors of the Company or any of its subsidiary or associated companies and the wives, widows and families, dependants or connections of such persons by grants of money, pensions or other payments and by forming and contributing to pension, provident or benefit funds or profit sharing or co-partnership schemes for the benefit of such persons and to form, subscribe to or otherwise aid charitable, benevolent, religious, scientific, national or other institutions, exhibitions or objects which shall have any moral or other claims to support or aid by the Company by reason of the locality of its operation or otherwise.

3.22	To remunerate by cash payments or allotment of shares or securities of the Company credited as fully paid up or otherwise any person or company for services rendered or to be rendered to the Company whether in the conduct or management of its business, or in placing or assisting to place or guaranteeing the placing of any of the shares of the Company’s capital, or any debentures or other securities of the Company or in or about the formation or promotion of the Company.

3.23	To enter into and carry into effect any arrangement for joint working in business or for sharing of profits or for amalgamation with any other company or association or any partnership or person carrying on any business within the objects of the Company.

3.24	To distribute in specie or otherwise as may be resolved, any assets of the Company among its members and in particular the shares, debentures or other securities of any other company belonging to this Company or of which this Company may have the power of disposing.

3.25	To vest any real or personal property, rights or interest acquired or belonging to the Company in any person or company on behalf of or for the benefit of the Company, and with or without any declared trust in favour of the Company.

3.26	To transact or carry on any business which may seem to be capable of being conveniently carried on in connection with any of these objects or calculated directly or indirectly to enhance the value of or facilitate the realisation of or render profitable any of the Company’s property or rights.

3.27	To accept stock or shares in or debentures, mortgages or securities of any other company in payment or part payment for any services rendered or for any sale made to or debt owing from any such company, whether such shares shall be wholly or partly paid up.

3.28	To pay all costs, charges and expenses incurred or sustained in or about the promotion and establishment of the Company or which the Company shall consider to be preliminary thereto and to issue shares as fully or in part paid up, and to pay out of the funds of the Company all brokerage and charges incidental thereto.

3.29	To procure the Company to be registered or recognised in any foreign country or in any colony or dependency of any such foreign country or that the central management and control of the Company be located in any country.

3.30	To do all or any of the matters hereby authorised in any part of the world or in conjunction with or as trustee or agent for any other company or person or by or through any factors, trustees or agents.

ALLERGAN - 2016 Proxy Statement    71

Back to Contents
3.31	To make gifts or grant bonuses to the Directors or any other persons who are or have been in the employment of the Company including substitute and alternate directors.

3.32	To do all such other things that the Company may consider incidental or conducive to the attainment of the above objects or as are capable of being conveniently carried on in connection therewith.

3.33	To carry on any business which the Company may lawfully engage in and to do all such things incidental or conducive to the business of the Company.

3.34	To make or receive gifts by way of capital contribution or otherwise.

3.35	To the extent permitted by law, to give whether directly or indirectly, any kind of financial assistance for the purchase of shares in or debentures of the Company or any corporation which is at any given time the Company’s holding company.

The objects set forth in any sub-clause of this clause shall be regarded as independent objects and shall not, except, where the context expressly so requires, be in any way limited or restricted by reference to or inference from the terms of any other sub-clause, or by the name of the Company. None of such sub-clauses or the objects therein specified or the powers thereby conferred shall be deemed subsidiary or auxiliary merely to the objects mentioned in the first sub-clause of this clause, but the Company shall have full power to exercise all or any of the powers conferred by any part of this clause in any part of the world notwithstanding that the business, property or acts proposed to be transacted, acquired or performed do not fall within the objects of the first sub-clause of this clause.

NOTE:	It is hereby declared that the word “company” in this clause, except where used in reference to this Company shall be deemed to include any partnership or other body of persons whether incorporated or not incorporated and whether domiciled in Ireland or elsewhere and the intention is that the objects specified in each paragraph of this clause shall except where otherwise expressed in such paragraph be in no way limited or restricted by reference to or inference from the terms of any other paragraph.

4	The liability of the members is limited.

5	The share capital of the Company is €40,000 and US$101,000 divided into 40,000 deferred ordinary shares of €1.00 each, 1,000,000,000 ordinary shares of US$0.0001 each and 10,000,000 serial preferred shares of US$0.0001 each.

6	The shares forming the capital, increased or reduced, may be increased or reduced and be divided into such classes and issued with any special rights, privileges and conditions or with such qualifications as regards preference, dividend, capital, voting or other special incidents, and be held upon such terms as may be attached thereto or as may from time to time be provided by the original or any substituted or amended articles of association and regulations of the Company for the time being, but so that where shares are issued with any preferential or special rights attached thereto such rights shall not be alterable otherwise than pursuant to the provisions of the Company’s articles of association for the time being.

~~We, the several persons whose names, addresses and descriptions are subscribed, wish to be formed into a company in pursuance of this memorandum of association, and we agree to take the number of shares in the capital of the company set opposite our respective names.~~

~~Name, address and description of subscriber~~	~~Number of shares taken by the subscriber~~
~~Signed: Patrick Spicer For and on behalf of Matsack Nominees Limited 70 Sir John Rogerson’s Quay Dublin 2 Ireland Body Corporate~~	~~1 (One)~~

~~Total shares taken~~	~~1 (One)~~

~~Dated 16 day of May 2013~~
~~Witness to the above signature: Name: Amelia Drumm Address: 70 Sir John Rogerson’s Quay, Dublin 2 Occupation: Company Secretary~~

ALLERGAN - 2016 Proxy Statement    72

Back to Contents

PART II

IRISH COMPANIES ACT AMENDMENTS TO ARTICLES OF ASSOCIATION

Companies Act 2014

___________________

A PUBLIC LIMITED COMPANY

___________________

~~COMPANIES ACTS 1963 TO 2013~~

~~A PUBLIC COMPANY LIMITED BY SHARES~~

ARTICLES OF ASSOCIATION

~~-~~of~~-~~

ALLERGAN PUBLIC LIMITED COMPANY

(~~Adopted~~as amended by ~~s~~Special ~~r~~Resolution passed on 5 ~~June~~May 201~~5~~6)

Preliminary

~~1 The regulations contained in Table A in the First Schedule to the Companies Act 1963 shall not apply to the Company.~~

1	The provisions set out in these articles shall constitute the whole of the regulations applicable to the Company and no other “optional provisions” as defined by section 1007(2) of the Act (with the exception of sections 83 and 84 of the Companies Act) shall apply to the Company.

2

2.1	In these articles:

~~“1983 Act”~~	~~the Companies (Amendment) Act 1983.~~

~~“1990 Act”~~	~~means the Companies Act 1990.~~

~~“~~“Act~~”~~”	means the Companies Act ~~1963~~2014 and every statutory modification and re-enactment thereof for the time being in force.

“Actavis Certificates”	has the meaning set out in article 157.

“Actavis Exchange Fund”	has the meaning set out in article 157.

“Actavis Share(s)”	means the common share(s) of Actavis, Inc., par value US$0.0033.

“Acts”	means the ~~Companies~~ Act~~s 1963 to 2012,~~ and all statutory instruments which are to be read as one with, or construed~~,~~ or ~~to be~~ read together as one with ~~such~~, the Act~~s~~.

“address”	includes any number or address used for the purposes of communication, including by way of electronic mail or other electronic communication.

“Adoption Date”	has the meaning set out in article 3.3.

“Applicable Escheatment Laws”	has the meaning set out in article ~~169.2~~169.2.

“Approved Nominee”	means a person holding shares or rights or interests in shares in the Company on a nominee basis who has been determined by the Company to be an “Approved Nominee”.

ALLERGAN - 2016 Proxy Statement    73

Back to Contents
“Assistant Secretary”	means any person appointed by the Secretary or the Board from time to time to assist the Secretary.

“Auditor” or “Auditors”	means the statutory auditor or statutory auditors at any given time of the Company.

“Clear Days”	in relation to the period of notice to be given under these articles, that period excluding the day when the notice is given or deemed to be given and the day of the event for which it is given or on which it is to take effect.

“Company Shares”	has the meaning set out in article 157.

“Company Subscriber Shares”	has the meaning set out in article 157.

“Covered Person”	has the meaning set out in article ~~168~~168.3.

“Disclosure Notice”	means a notice given to a person in accordance with section 1062 of the Act.

~~“~~“electronic communication~~”~~”	has the meaning given to those words in the Electronic Commerce Act 2000.

~~“~~“electronic signature~~”~~”	has the meaning given to those words in the Electronic Commerce Act 2000.

“Euro Deferred Shares” or “deferred ordinary shares”	means euro deferred shares of nominal value €1.00 per share (or such other nominal value as may result from any reorganisation of capital) in the capital of the Company, having the rights and being subject to the limitations set out in these articles.

“Exchange Act”	means the United States Securities Exchange Act of 1934, as amended from time to time.

“Exchange Agent”	has the meaning set out in article 157.

“IAS Regulation”	means Regulation (EC) No. 1606/2002 of the European Parliament and of the Council of 19 July 2002 on the application of international accounting standards.

“Member Associated Person”	of any member means (A) any person controlling, directly or indirectly, or acting as a “group” (as such term is used in Rule 13d-5(b) under the Exchange Act) with, such member, (B) any beneficial owner of shares of the Company owned of record or beneficially by such member and (C) any person controlling, controlled by or under common control with such Member Associated Person.

“Merger”	means the merger of MergerSub with and into Actavis, Inc., with Actavis, Inc. surviving the merger as a wholly owned subsidiary of the Company.

“Merger Consideration”	has the meaning set out in article 157.

“Merger Effective Time”	has the meaning set out in article 157.

“MergerSub”	means Actavis W.C. Holding 2 LLC, a company organized in Nevada.

“Ordinary Resolution”	means an ordinary resolution of the Company’s members within the meaning of section 1~~4~~91 of the Act.

“Ordinary Shares” or “ordinary shares”	means ordinary shares of nominal value US$0.0001 per share (or such other nominal value as may result from any reorganisation of capital) in the capital of the Company, having the rights and being subject to the limitations set out in these articles.

“Redeemable Shares”	means redeemable shares ~~in accordance with~~as defined by section ~~20~~64 of the ~~1990~~ Act.

ALLERGAN - 2016 Proxy Statement    74

Back to Contents
“Register”	means the register of members to be kept as required in accordance with section ~~1~~216 of the Act.

~~“Section 81 Notice”~~	~~shall mean a notice given to a member in accordance with section 81 of the 1990 Act.~~

“Share”	“Share” and “share” mean, unless specified otherwise or the context otherwise requires, any share in the capital of the Company.

“Shareholder” or “the Holder”	means in relation to any share, the person whose name is entered in the Register as the holder of the share or, where the context permits, the persons whose names are entered in the Register as the joint holders of shares.

“Special Resolution”	means a special resolution of the Company’s members within the meaning of section 1~~4~~91 of the Act.

“the Company”	means the company whose name appears in the heading to these articles.

“the Directors” or “the Board”	means the directors from time to time and for the time being of the Company or the directors present at a meeting of the board of directors and includes any person occupying the position of director by whatever name called.

“the Office”	means the registered office from time to time and for the time being of the Company.

“the seal”	means the common seal of the Company and includes any duplicate seal.

“the Secretary”	means any person appointed to perform the duties of the secretary of the Company.

“these articles”	means the articles of association of which this article forms part, as the same may be amended from time to time and for the time being in force.

“US Holdco”	means Actavis W.C. Holding LLC, a limited liability company organized in Nevada.

2.2	Expressions in these articles referring to writing shall be construed, unless the contrary intention appears, as including references to printing, lithography, photography and any other modes of representing or reproducing words in a visible form except as provided in these articles and / or where it constitutes writing in electronic form sent to the Company, and the Company has agreed to its receipt in such form. Expressions in these articles referring to execution of any document shall include any mode of execution whether under seal or under hand or any mode of electronic signature as shall be approved by the Directors. Expressions in these articles referring to receipt or issuance of any electronic communications shall, be limited to receipt or issuance in such manner as the Company has approved or as set out in these articles. Notwithstanding the foregoing, all written communication by the Company and the Directors may for the purposes of these articles, to the extent permitted by law, be in electronic form.

2.3	Unless the contrary intention appears, words or expressions contained in these articles shall bear the same meaning as in the Acts or in any statutory modification thereof in force at the date at which these articles become binding on the Company.

2.4	References herein to any enactment shall mean such enactment as the same may be amended and may be from time to time and for the time being in force.

2.5	The masculine gender shall include the feminine and neuter, and vice versa, and the singular number shall include the plural, and vice versa, and words importing persons shall include firms or companies.

2.6	Reference to US$, USD, or dollars shall mean the currency of the United States of America and to €, euro, EUR or cent shall mean the currency of Ireland.

Share capital and variation of rights

3

3.1	The share capital of the Company is €40,000 and US$101,000 divided into 40,000 deferred ordinary shares of €1.00 each, 1,000,000,000 ordinary shares of US$0.0001 each and 10,000,000 serial preferred shares of US$0.0001 each.

3.2	The rights and restrictions attaching to the ordinary shares shall be as follows:

(a)	subject to the right of the Company to set record dates for the purposes of determining the identity of members entitled to notice of and / or to vote at a general meeting, the right to attend and speak at any general meeting of the Company and to exercise one vote per ordinary share held at any general meeting of the Company;

(b)	the right to participate pro rata in all dividends declared by the Company; and

(c)	the right, in the event of the Company’s winding up, to participate pro rata in the total assets of the Company.

ALLERGAN - 2016 Proxy Statement    75

Back to Contents

The rights attaching to the ordinary shares may be subject to the terms of issue of any series or class of preferred shares allotted by the Directors from time to time in accordance with article 3.4.

3.3	The rights and restrictions attaching to the Euro Deferred Shares shall be as follows:

(a)	The ~~h~~Holders of the Euro Deferred Shares shall not be entitled to receive any dividend or distribution and shall not be entitled to receive notice of, nor to attend, speak or vote at any meeting of some or all of the Shareholders of the Company. On a return of assets, whether on liquidation or otherwise, the Euro Deferred Shares shall entitle the ~~h~~Holder thereof only to the repayment of the amounts paid up on such shares after repayment of the capital paid up on the ordinary shares plus the payment of $5,000,000 on each of the ordinary shares and the ~~h~~Holders of the Euro Deferred Shares (as such) shall not be entitled to any further participation in the assets or profits of the Company.

(b)	The special resolution passed on the date of adoption of these articles (the “Adoption Date”) shall be deemed to confer irrevocable authority on the Company at any time after the Adoption Date:

(i)	to acquire all or any of the fully paid Euro Deferred Shares otherwise than for valuable consideration in accordance with section ~~4~~102(~~2~~1)(a) of the ~~1983~~ Act and without obtaining the sanction of the ~~h~~Holders thereof;

(ii)	to appoint any person to execute on behalf of the ~~h~~Holders of the Euro Deferred Shares remaining in issue (if any) a transfer thereof and/or an agreement to transfer the same otherwise than for valuable consideration to the Company or to such other person as the Company may nominate;

(iii)	to cancel any acquired Euro Deferred Shares; and

(iv)	pending such acquisition and/or transfer and/or cancellation to retain the certificate (if any) for such Euro Deferred Shares.

(c)	~~In accordance with section 43(3) of the 1983 Act the~~The Company shall, not later than three years after any acquisition by it of any Euro Deferred Shares as aforesaid, cancel such ~~s~~Shares (except those which, or any interest of the Company in which, it shall have previously disposed of) and reduce the amount of the issued share capital by the nominal value of the shares so cancelled and the Directors may take such steps as are requisite to enable the Company to carry out its obligations ~~under that subsection without complying with sections 72 and 73 of the 1963 Act including passing resolutions in accordance with section 43(5) of the 1983 Act~~in this respect.

(d)	Neither the acquisition by the Company otherwise than for valuable consideration of all or any of the Euro Deferred Shares nor the redemption thereof nor the cancellation thereof by the Company in accordance with this article shall constitute a variation or abrogation of the rights or privileges attached to the Euro Deferred Shares, and accordingly the Euro Deferred Shares or any of them may be so acquired, redeemed and cancelled without any such consent or sanction on the part of the ~~h~~Holders thereof. The rights conferred upon the ~~h~~Holders of the Euro Deferred Shares shall not be deemed to be varied or abrogated by the creation of further shares ranking in priority thereto or pari passu therewith.

3.4	The Board is authorised to issue all or any of the authorised but unissued preferred shares from time to time in one or more classes or series, and to fix for each such class or series such voting power, full or limited, or no voting power, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board providing for the issuance of such class or series, including, without limitation, the authority to provide that any such class or series may be:

(a)	redeemable at the option of the Company, or the Holders, or both, with the manner of the redemption to be set by the Board, and redeemable at such time or times, including upon a fixed date, and at such price or prices;

(b)	entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes of shares or any other series;

(c)	entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Company;

(d)	convertible into, or exchangeable for, shares of any other class or classes of shares, or of any other series of the same or any other class or classes of shares, of the Company at such price or prices or at such rates of exchange and with such adjustments as the Directors determine; or

(e)	entitled to the right, voting separately as a class or with other Holders, to elect or appoint ~~d~~Directors generally or in certain circumstances,

which rights and restrictions may be as stated in such resolution or resolutions of the Directors as determined by them in accordance with this article. The Board may at any time before the allotment of any preferred share by further resolution in any way amend the designations, preferences, rights, qualifications, limitations or restrictions, or vary or revoke the designations of such preferred shares.

3.5	~~An~~Unless the Board specifically elects to treat such acquisition as a purchase for the purposes of the Acts, an ordinary share shall be deemed to be a Redeemable Share on, and from the time of, the existence or creation of an agreement, transaction or trade between the Company and any third party pursuant to which the Company acquires or will acquire ordinary shares, or an interest in ordinary shares, from such third party. In these circumstances, the acquisition of such shares or interest in shares by the Company shall constitute the redemption of a Redeemable Share in accordance with ~~Part XI of~~ the ~~1990~~ Act.

ALLERGAN - 2016 Proxy Statement    76

Back to Contents
4	Subject to and in accordance with the provisions of ~~Part XI of~~ the ~~1990~~ Act and the other provisions of this article, the Company may:

4.1	pursuant to section ~~207~~66 of the ~~1990~~ Act, issue any shares of the Company which are to be redeemed or are liable to be redeemed at the option of the Company or the member on such terms and in such manner as may be determined by the Company in a general meeting (by Special Resolution) on the recommendation of the Directors;

4.2	~~subject to and in accordance with the provisions of the Acts and~~ without prejudice to any relevant special rights attached to any class of shares ~~pursuant to section 211 of the 1990 Act~~, purchase any of its own shares of any class (including any Redeemable Shares and without any obligation to purchase on any pro rata basis as between members or members of the same class) at any price and may cancel any shares so purchased or hold them as treasury shares (as defined in section ~~2~~10~~9~~6 of the ~~1990~~ Act) and may reissue any such shares as shares of any class or classes; or

4.3	pursuant to section ~~210~~83(3) of the ~~1990~~ Act, convert any of its shares into Redeemable Shares.

5	Without prejudice to any special rights previously conferred on the Holders of any existing shares or class of shares, any share in the Company may be issued with such preferred or deferred or other special rights or such restrictions, whether in regard to dividend, voting, return of capital or otherwise, as the Company may from time to time by Ordinary Resolution determine.

6

6.1	Without prejudice to the authority conferred on the Directors pursuant to article 3 to issue preferred shares in the capital of the Company, if at any time the share capital is divided into different classes of shares the rights attached to any class may, whether or not the Company is being wound up, be varied or abrogated with the consent in writing of the Holders of three-fourths of the issued shares in that class, or with the sanction of a Special Resolution passed at a separate general meeting of the Holders of the shares of that class, provided that, if the relevant class of Holders has only one Holder, that person present in person or by proxy, shall constitute the necessary quorum. To every such meeting the provisions of article 52 shall apply.

6.2	The redemption or purchase of preferred shares or any class of preferred shares shall not constitute a variation of rights of the preferred Holders where the redemption or purchase of the preferred shares has been authorised solely by a resolution of the ordinary Holders.

6.3	The issue, redemption or purchase of any of the 10,000,000 serial preferred shares of US$0.0001 each shall not constitute a variation of the rights of the Holders of ordinary shares.

6.4	The issue of preferred shares or any class of preferred shares which rank junior to any existing preferred shares or class of preferred shares shall not constitute a variation of the existing preferred shares or class of preferred shares.

7	The rights conferred upon the Holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

8

8.1	Subject to the provisions of these articles relating to new shares, the unissued shares of the Company shall be at the disposal of the Directors, and they may (subject to the provisions of the Acts) allot, grant options over or otherwise dispose of them to such persons, on such terms and conditions and at such times as they may consider to be in the best interests of the Company and its members, but so that no share shall be issued at a discount save in accordance with ~~sections 26(5) and 28 of~~ the ~~1983~~ Act, and so that, in the case of shares offered to the public for subscription, the amount payable on application on each share shall not be less than one-quarter of the nominal amount of the share and the whole of any premium thereon.

8.2	Subject to any requirement to obtain the approval of members under any laws, regulations or the rules of any stock exchange to which the Company is subject, the Board is authorised, from time to time, in its discretion, to grant such persons, for such periods and upon such terms as the Board deems advisable, options to purchase or subscribe for such number of shares of any class or classes or of any series of any class as the Board may deem advisable, and to cause warrants or other appropriate instruments evidencing such options to be issued.

8.3	The Directors are, for the purposes of ~~section 20 of~~ the ~~1983~~ Act, generally and unconditionally authorised to exercise all powers of the Company to allot and issue relevant securities (as defined by ~~the said~~ section ~~20~~1021 of the Act) up to the amount of Company’s authorised share capital and to allot and issue any shares purchased by the Company pursuant to the provisions of ~~Part XI of~~ the ~~1990~~ Act and held as treasury shares and this authority shall expire five years from ~~the date of adoption of these articles of association~~1 October 2013.

8.4	The Directors are hereby empowered pursuant to section~~s~~ 1023 ~~and 24(1)~~ of the ~~1983~~ Act to allot equity securities within the meaning of the said section 1023 for cash pursuant to the authority conferred by article 8.3 as if section ~~23~~1022(1) of the ~~said 1983~~ Act did not apply to any such allotment. The Company may before the expiry of such authority make an offer or agreement which would or might require equity securities to be allotted after such expiry and the Directors may allot equity securities in pursuance of such an offer or agreement as if the power conferred by this ~~paragraph~~article had not expired.

8.5	Nothing in these articles shall preclude the Directors from recognising a renunciation of the allotment of any shares by any allottee in favour of some other person.

ALLERGAN - 2016 Proxy Statement    77

Back to Contents
9	The Company may pay commission to any person in consideration of a person subscribing or agreeing to subscribe, whether absolutely or conditionally, for any shares in the Company or procuring or agreeing to procure subscriptions, whether absolute or conditional, for any shares in the Company on such terms and subject to such conditions as the Directors may determine, including, without limitation, by paying cash or allotting and issuing fully or partly paid shares or any combination of the two. The Company may also, on any issue of shares, pay such brokerage as may be lawful.

10	Except as required by law, no person shall be recognised by the Company as holding any share upon any trust, and the Company shall not be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any share or any interest in any fractional part of a share or (except only as by these articles or by law otherwise provided) any other rights in respect of any share except an absolute right to the entirety thereof in the Holder. This shall not preclude the Company from requiring the members or a transferee of shares to furnish the Company with information as to the beneficial ownership of any share when such information is reasonably required by the Company.

11	The shares of the Company may be either represented by certificates or, if the conditions of issue of the relevant shares so provide, by uncertificated shares. Except as required by law, the rights and obligations of the Holders of uncertificated shares and the rights and obligations of the Holders of shares represented by certificates of the same class shall be identical.

12	Any person claiming a share certificate to have been lost, destroyed or stolen, shall make an affidavit or affirmation of that fact, and if required by the Board shall advertise the same in such manner as the Board may require, and shall give the Company, its transfer agents and its registrars a bond of indemnity, in form and with one or more sureties satisfactory to the Board or anyone designated by the Board with authority to act thereon, whereupon a new certificate may be executed and delivered of the same tenor and for the same number of shares as the one alleged to have been lost, destroyed or stolen.

Disclosure of beneficial ownership

13

13.1	~~13~~ If at any time the Directors are satisfied that any member, or any other person appearing to be interested in shares held by such member:

(x) has been duly served with a ~~Section 81~~Disclosure Notice and is in default for the prescribed period (as defined in article 13.6(b)) in supplying to the Company the information thereby required; or (y) in purported compliance with such a notice, has made a statement which is false or inadequate in a material particular, then the Directors may, in their absolute discretion at any time thereafter by notice (a “direction notice”) to such member direct that:

(a)	in respect of the shares in relation to which the default occurred (the “default shares”) the member shall not be entitled to attend or to vote at a general meeting either personally or by proxy or to exercise any other right conferred by membership in relation to meetings of the Company; and

(b)	where the nominal value of the default shares represents at least 0.25 per cent. of the nominal value of the issued shares of the class concerned, then the direction notice may additionally direct that:

(i)	except in a liquidation of the Company, no payment shall be made of any sums due from the Company on the default shares, whether in respect of capital or dividend or otherwise, and the Company shall not have any liability to pay interest on any such payment when it is finally paid to the member;

(ii)	no other distribution shall be made on the default shares; and / or

(iii)	no transfer of any of the default shares held by such member shall be registered unless:

(1)	the member is not himself in default as regards supplying the information requested and the transfer when presented for registration is accompanied by a certificate by the member in such form as the Directors may in their absolute discretion require to the effect that after due and careful enquiry the member is satisfied that no person in default as regards supplying such information is interested in any of the shares the subject of the transfer; or

(2)	the transfer is an approved transfer (as defined in article 13.6(c))~~;~~,

the Company shall send to each other person appearing to be interested in the shares the subject of any direction notice a copy of the notice, but the failure or omission by the Company to do so shall not invalidate such notice.

13.2	Where any person appearing to be interested in the default shares has been duly served with a direction notice or copy thereof and the default shares which are the subject of such direction notice are held by an Approved Nominee, the provisions of this article shall be treated as applying only to such default shares held by the Approved Nominee and not (insofar as such person’s apparent interest is concerned) to any other shares held by the Approved Nominee.

ALLERGAN - 2016 Proxy Statement    78

Back to Contents
13.3	Where the member upon whom a ~~Section 81~~Disclosure Notice is served is an Approved Nominee acting in its capacity as such, the obligations of the Approved Nominee as a member of the Company shall be limited to disclosing to the Company such information as has been recorded by it relating to any person appearing to be interested in the shares held by it.

13.4	Any direction notice shall cease to have effect:

(a)	in relation to any shares which are transferred by such member by means of an approved transfer; or

(b)	when the Directors are satisfied that such member, and any other person appearing to be interested in shares held by such member, has given to the Company the information required by the relevant ~~Section 81~~Disclosure Notice.

13.5	The Directors may at any time give notice cancelling a direction notice.

13.6	For the purposes of this article:

(a)	a person shall be treated as appearing to be interested in any shares if the member holding such shares has given to the Company a ~~Section 81~~response to a Disclosure Notice which either (a) names such person as being so interested or (b) fails to establish the identities of all those interested in the shares and (after taking into account the said ~~notification~~response and any other relevant ~~Section 81~~ information provided pursuant to a Disclosure Notice) the Company knows or has reasonable cause to believe that the person in question is or may be interested in the shares;

(b)	the prescribed period is 28 days from the date of service of the said ~~Section 81~~Disclosure Notice unless the nominal value of the default shares represents at least 0.25 per cent of the nominal value of the issued shares of that class, when the prescribed period is 14 days from that date;

(c)	a transfer of shares is an approved transfer if but only if:

(i)	it is a transfer of shares to an offeror by way or in pursuance of acceptance of an offer made to all the Holders (or all the Holders other than the person making the offer and his nominees) of the shares in the Company to acquire those shares or a specified proportion of them; or

(ii)	the Directors are satisfied that the transfer is made pursuant to a sale of the whole of the beneficial ownership of the shares the subject of the transfer to a party unconnected with the member and with other persons appearing to be interested in such shares; or

(iii)	the transfer results from a sale made through a stock exchange on which the Company’s shares are normally traded~~;~~.

13.7	~~(d)~~ Nothing contained in this article shall limit the power of the Company under section ~~85~~1066 of the ~~1990~~ Act~~; and~~.

13.8	~~(e)~~ For the purpose of establishing whether or not the terms of any notice served under this article shall have been complied with the decision of the Directors in this regard shall be final and conclusive and shall bind all persons interested.

Lien

14	The Company shall have a first and paramount lien on every share (not being a fully paid share) for all moneys (whether immediately payable or not) called or payable at a fixed time or in accordance with the terms of issue of such share in respect of such share. The Directors may at any time declare any share to be wholly or in part exempt from the provisions of this ~~regulation~~article. The Company’s lien on a share shall extend to all dividends payable thereon.

15	The Company may sell, in such manner as the Directors think fit, any shares on which the Company has a lien, but no sale shall be made unless a sum in respect of which the lien exists is immediately payable, nor until the expiration of 14 days after a notice in writing, stating and demanding payment of such part of the amount in respect of which the lien exists as is immediately payable, has been given to the Holder for the time being of the share or the person entitled thereto by reason of his death or bankruptcy.

16	To give effect to any such sale, the Directors may authorise some person to transfer the shares sold to the purchaser thereof. The purchaser shall be registered as the Holder of the shares comprised in any such transfer, and he shall not be bound to see to the application of the purchase money nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings in reference to the sale. Where a share, which is to be sold as provided for in article 26, is held in uncertificated form, the Directors may authorise some person to do all that is necessary under the ~~1990~~Companies Act 1990 (Uncertificated Securities) Regulations 1996 (S.I. No. 68 of 1996) and / or under any regulations made under section 1086 of the Act to change such share into certificated form prior to its sale.

17	The proceeds of the sale shall be received by the Company and applied in payment of such part of the amount in respect of which the lien exists as is immediately payable, and the residue, if any, shall (subject to a like lien for sums not immediately payable as existed upon the shares before the sale) be paid to the person entitled to the shares at the date of the sale.

ALLERGAN - 2016 Proxy Statement    79

Back to Contents
18	Whenever any law for the time being of any country, state or place imposes or purports to impose any immediate or future or possible liability upon the Company to make any payment or empowers any government or taxing authority or government official to require the Company to make any payment in respect of any shares registered in the Register as held either jointly or solely by any Holder or in respect of any dividends, bonuses or other moneys due or payable or accruing due or which may become due or payable to such Holder by the Company on or in respect of any shares registered as aforesaid or for or on account or in respect of any Holder and whether in consequence of:

(a)	the death of such Holder;

(b)	the non-payment of any income tax or other tax by such Holder;

(c)	the non-payment of any estate, probate, succession, death, stamp, or other duty by the executor or administrator of such Holder or by or out of his estate; or

(d)	any other act or thing~~;~~,

in every such case (except to the extent that the rights conferred upon Holders of any class of shares render the Company liable to make additional payments in respect of sums withheld on account of the foregoing):

(A)	the Company shall be fully indemnified by such Holder or his executor or administrator from all liability;

(B)	the Company shall have a lien upon all dividends and other moneys payable in respect of the shares registered in the Register as held either jointly or solely by such Holder for all moneys paid or payable by the Company in respect of such shares or in respect of any dividends or other moneys as aforesaid thereon or for or on account or in respect of such Holder under or in consequence of any such law together with interest at the rate of fifteen percent per annum thereon from the date of payment to date of repayment and may deduct or set off against such dividends or other moneys payable as aforesaid any moneys paid or payable by the Company as aforesaid together with interest as aforesaid;

(C)	the Company may recover as a debt due from such Holder or his executor or administrator wherever constituted any moneys paid by the Company under or in consequence of any such law and interest thereon at the rate and for the period aforesaid in excess of any dividends or other moneys as aforesaid then due or payable by the Company;

(D)	the Company may, if any such money is paid or payable by it under any such law as aforesaid, refuse to register a transfer of any shares by any such Holder or his executor or administrator until such money and interest as aforesaid is set off or deducted as aforesaid, or in case the same exceeds the amount of any such dividends or other moneys as aforesaid then due or payable by the Company, until such excess is paid to the Company; and

(E)	subject to the rights conferred upon the Holders of any class of shares, nothing herein contained shall prejudice or affect any right or remedy which any law may confer or purport to confer on the Company and as between the Company and every such Holder as aforesaid, his estate representative, executor, administrator and estate wheresoever constituted or situate, any right or remedy which such law shall confer or purport to confer on the Company shall be enforceable by the Company.

Calls on shares

19	The Directors may from time to time make calls upon the members in respect of any moneys unpaid on their shares (whether on account of the nominal value of the shares or by way of premium) and not by the conditions of allotment thereof made payable at fixed times or in accordance with such terms of allotment, and each member shall (subject to receiving at least 14 days notice specifying the time or times and place of payment) pay to the Company at the time or times and place so specified the amount called on his shares. A call may be revoked or postponed as the Directors may determine.

20	A call shall be deemed to have been made at the time when the resolution of the Directors authorising the call was passed and may be required to be paid by instalments.

21	The joint Holders of a share shall be jointly and severally liable to pay all calls in respect thereof.

22	If a sum called in respect of a share is not paid before or on the day appointed for payment thereof, the person from whom the sum is due shall pay interest on the sum from the day appointed for payment thereof to the time of actual payment at such rate as the Directors may determine, but the Directors shall be at liberty to waive payment of such interest wholly or in part.

23	Any sum which by the terms of issue of a share becomes payable on allotment or at any fixed date, whether on account of the nominal value of the share or by way of premium, shall for the purpose of these ~~regulations~~articles be deemed to be a call duly made and payable on the date on which, by the terms of issue, the same becomes payable, and in case of non-payment all the relevant provisions of these ~~regulations~~articles as to payment of interest and expenses, forfeiture or otherwise, shall apply as if such sum had become payable by virtue of a call duly made and notified.

24	The Directors may, on the issue of shares, differentiate between the Holders as to the amount of calls to be paid and the time of payment.

25	The Directors may, if they think fit, receive from any member willing to advance the same all or any part of the moneys uncalled and unpaid upon any shares held by him, and upon all or any of the moneys so advanced may (until the same would, but for such advance, become payable) pay interest at such rate not exceeding (unless the Company in general meeting otherwise directs) fifteen per cent per annum, as may be agreed upon between the Directors and the member paying such sum in advance.

ALLERGAN - 2016 Proxy Statement    80

Back to Contents

Transfer of Shares

26

26.1	Subject to compliance with the Acts and to any applicable restrictions contained in these articles, applicable law, including U.S. securities laws, and any agreement binding on such Holder as to which the Company is aware, any Holder may transfer all or any of its shares by an instrument of transfer in the usual common form or in any other form or by any other method permissible under applicable law, as may be approved by the Directors. The instrument of transfer of any share may be executed for and on behalf of the transferor by the Secretary, Assistant Secretary or any duly authorised delegate or attorney of the Secretary or Assistant Secretary (whether an individual, a corporation or other body of persons, whether corporate or not, and whether in respect of specific transfers or pursuant to a general standing authorisation) and the Secretary or Assistant Secretary or a relevant authorised delegate shall be deemed to have been irrevocably appointed agent for the transferor of such share or shares with full power to execute, complete and deliver in the name of and on behalf of the transferor of such share or shares all such transfers of shares held by the members in the share capital of the Company. Any document which records the name of the transferor, the name of the transferee, the class and number of shares agreed to be transferred and the date of the agreement to transfer shares, shall, once executed by the transferor or the Secretary or Assistant Secretary or relevant authorised delegate as agent for the transferor, be deemed to be a proper instrument of transfer for the purposes of section ~~81~~94 of the Act. The transferor shall be deemed to remain the Holder of the share until the name of the transferee is entered on the Register in respect thereof, and neither the title of the transferee nor the title of the transferor shall be affected by any irregularity or invalidity in the proceedings in reference to the sale should the Directors so determine.

26.2	The Company, at its absolute discretion, may, or may procure that a subsidiary of the Company shall, pay Irish stamp duty arising on a transfer of shares on behalf of the transferee of such shares of the Company. If stamp duty resulting from the transfer of shares in the Company which would otherwise be payable by the transferee is paid by the Company or any subsidiary of the Company on behalf of the transferee, then in those circumstances, the Company shall, on its behalf or on behalf of its subsidiary (as the case may be), be entitled to (i) seek reimbursement of the stamp duty from either the transferee or, at the Company’s sole discretion, the transferor; (ii) set-off the stamp duty against any dividends payable to the transferee of those shares; and (iii) claim a first and permanent lien on the shares on which stamp duty has been paid by the Company or its subsidiary for the amount of stamp duty paid. The Company’s lien shall extend to all dividends paid on those shares.

26.3	Notwithstanding the provisions of these articles and subject to any regulations made under section 239 of the Companies Act 1990 or section 1086 of the Act, title to any shares in the Company may also be evidenced and transferred without a written instrument in accordance with regulations made under section 239 of the ~~1990~~Companies Act ~~or any regulations made thereunder~~1990 or under section 1086 of the Act. The Directors shall have power to permit any class of shares to be held in uncertificated form and to implement any arrangements they think fit for such evidencing and transfer which accord with such regulations and in particular shall, where appropriate, be entitled to disapply or modify all or part of the provisions in these articles with respect to the requirement for written instruments of transfer and share certificates (if any), in order to give effect to such regulations.

27	Subject to such of the restrictions of these articles and to such of the conditions of issue of any share warrants as may be applicable, any share warrant may be transferred by instrument in writing in any usual or common form or any other form which the Directors may approve.

28	The Directors in their absolute discretion and without assigning any reason therefor may decline to register any transfer of a share which is not fully paid. The Directors may also decline to recognise any instrument of transfer unless:

28.1	the instrument of transfer is duly stamped (if required by law) and lodged with the Company, at such place as the Directors shall appoint for the purpose, accompanied by the certificate for the shares (if any has been issued) to which it relates, and such other evidence as the Directors may reasonably require to show the right of the transferor to make the transfer;

28.2	the instrument of transfer is in respect of only one class of share; and

28.3	they are satisfied that all applicable consents, authorisations, permissions or approvals required to be obtained pursuant to any applicable law or agreement prior to such transfer have been obtained or that no such consents, authorisations, permissions or approvals are required.

29	If the Directors refuse to register a transfer they shall, within ~~three~~two months after the date on which the transfer was lodged with the Company, send to the transferee notice of the refusal.

30	In order that the Directors may determine the members entitled to receive payment of any dividend or other distribution or allotment of any rights or the members entitled to exercise any rights in respect of any change, conversion or exchange of shares, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted. If no record date is fixed, the record date for determining members for such purpose shall be at the close of business on the day on which the Directors adopt the resolution relating thereto.

31	Registration of transfers may be suspended at such times and for such period, not exceeding in the whole 30 days in each year, as the Directors may from time to time determine subject to the requirements of section 1~~21~~74 of the Act.

32	All instruments of transfer shall upon their being lodged with the Company remain the property of the Company and the Company shall be entitled to retain them.

ALLERGAN - 2016 Proxy Statement    81

Back to Contents

Transmission of Shares

33	In the case of the death of a member, the survivor or survivors, where the deceased was a joint Holder, and the personal representatives of the deceased where he was a sole Holder, shall be the only persons recognised by the Company as having any title to his interest in the shares; but nothing herein contained shall release the estate of a deceased joint Holder from any liability in respect of any share which had been jointly held by him with other persons. For greater certainty, where two or more persons are registered as joint Holders of a share or shares, then in the event of the death of any joint Holder or Holders the remaining joint Holder or Holders shall be absolutely entitled to the said share or shares and the Company shall recognise no claim in respect of the estate of any joint Holder except in the case of the last survivor of such joint Holders.

34	Any person becoming entitled to a share in consequence of the death or bankruptcy of a member may, upon such evidence being produced as may from time to time properly be required by the Directors and subject as herein provided, elect either to be registered himself as Holder of the share or to have some person nominated by him registered as the transferee thereof, but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the shares by that member before his death or bankruptcy, as the case may be. If the person so becoming entitled elects to be registered himself, he shall deliver or send to the Company a notice in writing signed by him stating that he so elects. If he elects to have another person registered, he shall testify his election by executing to that person a transfer of the share. All the limitations, restrictions and provisions of these articles relating to the right to transfer and the registration of transfers of shares shall be applicable to any such notice or transfer as aforesaid as if the death or bankruptcy of the member had not occurred and the notice of transfer were a transfer signed by that member.

35	A person becoming entitled to a share by reason of the death or bankruptcy of the Holder shall be entitled to the same dividends and other advantages to which he would be entitled if he were the registered Holder of the share, except that he shall not, before being registered as a member in respect of the share, be entitled in respect of it to exercise any right conferred by membership in relation to the meetings of the Company, so, however, that the Directors may at any time give notice requiring such person to elect either to be registered himself or to transfer the share, and if the notice is not complied with within 60 days, the Directors may thereupon withhold payment of all dividends, bonuses or other moneys payable in respect of the share until the requirements of the notice have been complied with.

Forfeiture of Shares

36	If a member fails to pay any call or instalment of a call on the day appointed for payment thereof, the Directors may, at any time thereafter during such time as any part of the call or instalment remains unpaid, serve a notice on him requiring payment of so much of the call or instalment as is unpaid together with any interest which may have accrued.

37	The notice shall name a further day (not earlier than the expiration of 14 days from the date of service of the notice) on or before which the payment required by the notice is to be made, and shall state that, in the event of non-payment at or before the time appointed, the shares in respect of which the call was made will be liable to be forfeited.

38	If the requirements of any such notice as aforesaid are not complied with any shares in respect of which the notice has been given may at any time thereafter, before the payment required by the notice has been made, be forfeited by a resolution of the Directors to that effect. Such forfeiture shall include all dividends declared in respect of the forfeited shares and not actually paid before the forfeiture.

39	A forfeited share shall be deemed to be the property of the Company and may be sold, re-offered or otherwise disposed of either to the person who was, before the forfeiture, the Holder thereof or entitled thereto or to any other person on such terms and in such manner as the Directors think fit, and at any time before a sale or disposition the forfeiture may be cancelled on such terms as the Directors think fit.

40	When any share has been forfeited, notice of the forfeiture shall be served upon the person who was before forfeiture the Holder of the share, but no forfeiture shall be in any manner invalidated by any omission or neglect to give such notice.

41	A person whose shares have been forfeited shall cease to be a member in respect of the forfeited shares, but shall, notwithstanding, remain liable to pay to the Company all moneys which, at the date of forfeiture, were payable by him to the Company in respect of the shares, but his liability shall cease if and when the Company shall have received payment in full of all such moneys in respect of the shares.

42	A statutory declaration that the declarant is a Director or the Secretary, and that a share in the Company has been duly forfeited on the date stated in the declaration, shall be conclusive evidence of the facts therein stated as against all persons claiming to be entitled to the share. The Company may receive the consideration, if any, given for the share on any sale or disposition thereof and may execute a transfer of the share in favour of the person to whom the share is sold or disposed of and he shall thereupon be registered as the Holder of the share, and shall not be bound to see to the application of the purchase money, if any, nor shall his title to the share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the share.

43	The provisions of these articles as to forfeiture shall apply in the case of non-payment of any sum which, by the terms of issue of a share, becomes payable at a fixed time, whether on account of the nominal value of the share or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

44	The Directors may accept the surrender of any share which the Directors have resolved to have been forfeited upon such terms and conditions as may be agreed and, subject to any such terms and conditions, a surrendered share shall be treated as if it has been forfeited.

ALLERGAN - 2016 Proxy Statement    82

Back to Contents

Financial assistance

45	The Company may give any form of financial assistance which is permitted by the Acts for the purpose of or in connection with ~~a purchase or~~an acquisition by subscription, purchase, exchange or otherwise, made or to be made by any person of or for any shares in the Company or in the Company’s holding company.

Alteration of Capital

46	The Company may from time to time by Ordinary Resolution increase its authorised share capital by such sum, to be divided into shares of such amount, as the resolution shall prescribe.

47	~~The~~In addition, and without prejudice, to the Company’s rights under section 83 of the Act, the Company may by Ordinary Resolution:

47.1	reduce its authorised share capital;

47.2	consolidate and divide all or any of its share capital into shares of larger amount than its existing shares;

47.3	subdivide its existing shares, or any of them, into shares of smaller amount than is fixed by ~~the memorandum of association subject, nevertheless, to section 68(1)(d) of the Act~~this constitution;

47.4	make provision for the issue and allotment of shares which do not carry any voting rights;

47.5	cancel any shares which, at the date of the passing of the resolution, have not been taken or agreed to be taken by any person and reduce the amount of its authorised share capital by the amount of the shares so cancelled; and

47.6	subject to applicable law, change the currency denomination of its share capital.

Where any difficulty arises in regard to any division, consolidation or sub-division under this article 47, the Directors may settle the same as they think expedient and in particular, may arrange for the sale of the shares representing fractions and the distribution of the net proceeds of sale in due proportion amongst the Holders who would have been entitled to the fractions, and for this purpose the Directors may authorise some person to transfer the shares representing fractions to the purchaser thereof, who shall not be bound to see to the application of purchase money nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings related to the sale.

48	~~The~~ In accordance with section 84 of the Act, the Company may by Special Resolution reduce its issued share capital, any capital redemption reserve fund ~~or~~, any share premium account or any undenominated capital in any manner and with and subject to any incident authorised, and consent required, by law. Nothing in this Article 48 shall, however, prejudice or limit the Company’s ability to perform or engage in any of the actions described in section 83(1) of the Act by way of Ordinary Resolution only.

General meetings

49	The Company shall in each year hold a general meeting as its annual general meeting in addition to any other meeting in that year, and shall specify the meeting as such in the notices calling it. Not more than 15 months shall elapse between the date of one annual general meeting of the Company and that of the next. Subject to section 1~~40~~76 of the Act, all general meetings of the Company may be held outside of Ireland.

50	All general meetings other than annual general meetings shall be called extraordinary general meetings.

51	The Directors may, whenever they think fit, convene an extraordinary general meeting, and extraordinary general meetings shall also be convened on such requisition, or in default may be convened by such requisitionists, as provided in section 1~~32~~78(3) of the Act.

52	All provisions of these articles relating to general meetings of the Company shall, mutatis mutandis, apply to every separate general meeting of the Holders of any class of shares in the capital of the Company, except that:

52.1	the necessary quorum shall be two or more persons holding or representing by proxy (whether or not such Holder actually exercises his voting rights in whole, in part or at all at the relevant general meeting) more than 50% of the total issued-voting rights of the Company~~’~~’s shares, provided, however, that if the class of shares shall have only one Holder, one Holder present in person or by proxy shall constitute the necessary quorum;

52.2	any Holder of shares of the class present in person or by proxy may demand a poll; and

52.3	on a poll, each Holder of shares of the class shall have one vote in respect of every share of the class held by him.

53	A Director shall be entitled, notwithstanding that he is not a member, to attend and speak at any general meeting and at any separate meeting of the Holders of any class of shares in the Company.

ALLERGAN - 2016 Proxy Statement    83

Back to Contents

Notice of General Meetings

54

54.1	Subject to the provisions of the Acts allowing a general meeting to be called by shorter notice, an annual general meeting, and an extraordinary general meeting called for the passing of a Special Resolution, shall be called by not less than 21 Clear Days’ notice and all other extraordinary general meetings shall be called by not less than 14 Clear Days’ notice.

54.2	Notice of every general meeting shall be given in any manner permitted by these articles to all Shareholders (other than those who, under the provisions of these articles or the terms of issue of the shares which they hold, are not entitled to receive such notice from the Company) and to each Director and to the Auditors.

54.3	Any notice convening a general meeting shall specify the time and place of the meeting and, in the case of special business, the general nature of that business and, in reasonable prominence, that a member entitled to attend and vote is entitled to appoint a proxy to attend, speak and vote in his place and that a proxy need not be a member of the Company. It shall also give particulars of any Directors who are to retire at the meeting and of any persons who are recommended by the Directors for election or re-election as Directors at the meeting or in respect of whom notice has been duly given to the Company of the intention to propose them for election or re-election as Directors at the meeting. Provided that the latter requirement shall only apply where the intention to propose the person has been received by the Company in accordance with the provisions of these articles. Subject to any restrictions imposed on any shares, the notice of the meeting shall be given to all the Holders of any class of shares of the Company as of the record date set by the Directors other than shares which, under the terms of these articles or the terms of allotment of such shares, are not entitled to receive such notice from the Company, and to the Directors and the ~~Company’s a~~Auditors.

54.4	The Board may fix a future time not exceeding 60 days preceding any meeting of Shareholders as a record date for the determination of the Shareholders entitled to attend and vote at any such meeting or any adjournments thereof, and, in such case, only Shareholders of record at the time so fixed shall be entitled to notice of and to vote at such meetings or any adjournment thereof. Subject to section 1~~21~~74 of the Act, the Board may close the Register against transfers of Shares during the whole or part of the period between the record date so fixed and the date of such meeting or the date to which such meeting is adjourned. If no record date is fixed, the record date for determining the Shareholders who are entitled to vote at a meeting of Shareholders shall be close of business on the date preceding the day on which notice is given.

54.5	The accidental omission to give notice of a meeting to, or, in cases where instruments of proxy are sent out without the notice, the accidental omission to send such instrument of proxy to, or the non-receipt of notice of a meeting or instrument of proxy by, any person entitled to receive notice shall not invalidate the proceedings at the meeting.

54.6	A Holder of shares present, either in person or by proxy, at any meeting of the Company or of the Holders of any class of shares in the Company shall be deemed to have received notice of the meeting and, where required, of the purposes for which it was called.

54.7	Upon request in writing of Shareholders holding such number of shares as is prescribed by section 1~~32~~78(3) of the Act, delivered to the Office, it shall be the duty of the Directors to convene a general meeting to be held within two months from the date of the deposit of the requisition in accordance with the section 1~~32~~78(3) of the Act. If such notice is not given within two months after the delivery of such request, the requisitionists, or any one of them representing more than one half of the total voting rights of all of them, may themselves convene a meeting, but any meeting so convened shall not be held after the expiration of three months from the said date and any notice of such meeting shall be in compliance with these articles.

55

55.1	The Directors may postpone a general meeting of the members (other than a meeting requisitioned by a member in accordance with section 1~~32~~78(3) of the Act or where the postponement of which would be contrary to the Acts or a court order pursuant to the Acts) after it has been convened, and notice of such postponement shall be served in accordance with article 54 upon all members entitled to notice of the meeting so postponed setting out, where the meeting is postponed to a specific date, notice of the new meeting in accordance with article 54.

55.2	The Directors may cancel a general meeting of the members (other than a meeting requisitioned by a member in accordance with section 1~~32~~78(3) of the Act or where the cancellation of which would be contrary to the Acts or a court order pursuant to the Acts) after it has been convened, and notice of such cancellation shall be served in accordance with article 54 upon all members entitled to notice of the meeting so cancelled.

Proceedings at General Meetings

56	No business shall be transacted at any general meeting unless a quorum is present at the time when the meeting proceeds to business. Except as otherwise provided in these articles, a quorum shall be two or more persons holding or representing by proxy (whether or not such Holder actually exercises his voting rights in whole, in part or at all at the relevant general meeting) more than 50% of the total issued voting rights of the Company’s shares, provided that if the Company has only one member, one member present in person or by proxy shall constitute a quorum. Abstentions and broker non-votes will be counted as present for purposes of determining whether there is a quorum.

ALLERGAN - 2016 Proxy Statement    84

Back to Contents
57	If within five minutes from the time appointed for a general meeting (or such longer interval as the chairman of the meeting may think fit to allow) a quorum is not present, the meeting, if convened upon the requisition of members, shall be dissolved. In any other case it shall stand adjourned to such other day and such other time and place as the chairman of the meeting shall determine. The Company shall give not less than five days’ notice of any meeting adjourned through want of a quorum.

58	All business shall be deemed special that is transacted at an extraordinary general meeting~~, and also all~~. All business that is transacted at an annual general meeting shall also be deemed special, with the exception of ~~declaring a dividend, the consideration of the accounts, balance sheets and the reports of the Directors and auditors, the election of Directors, the re-appointment of the retiring auditors and the fixing of the remuneration of the auditors.~~:

(a)	the consideration of the Company’s statutory financial statements and the report of the Directors and the report of the Auditors on those statements and that report;

(b)	the review by the members of the Company’s affairs;

(c)	the declaration of a dividend (if any) of an amount not exceeding the amount recommended by the Directors;

(d)	the authorisation of the Directors to approve the remuneration of the Auditors;

(e)	the election of Directors in place of those retiring (whether by rotation or otherwise); and

(f)	(subject to sections 380 and 382 to 385 of the Act) the appointment or re-appointment of Auditors.

59	A meeting of the members or any class thereof may be held by means of such telephone, electronic or other communication facilities (including, without limitation of the foregoing, by telephone or video conferencing) as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence at such meeting.

60	No business may be transacted at a meeting of members, other than business that is either proposed by or at the direction of the Directors; proposed at the direction of the High Court of Ireland; proposed on the requisition in writing of such number of members as is prescribed by, and is made in accordance with, the relevant provisions of the Acts and, in respect of an annual general meeting only, these articles; or the chairman of the meeting determines in his absolute and sole discretion that the business may properly be regarded as within the scope of the meeting. For business or nominations to be properly brought by a member at any general meeting, the member proposing such business must be a Holder of record at the time of giving of the notice provided for in articles 54 and 55 and must be entitled to vote at such meeting and any proposed business must be a proper matter for member action.

61

61.1	Subject to the Acts, a resolution may only be put to a vote at a general meeting of the Company if:

(a)	it is specified in the notice of the meeting; or

(b)	it is otherwise properly brought before the meeting by the chairman of the meeting or by or at the direction of the Board; or

(c)	it is proposed at the direction of a court of competent jurisdiction; or

(d)	it is proposed with respect to an extraordinary general meeting in the requisition in writing for such meeting made by such number of Shareholders as is prescribed by (and such requisition in writing is made in accordance with) section 1~~32~~78(3) of the Act; or

(e)	in the case of an annual general meeting, it is proposed in accordance with article 70; or

(f)	it is proposed in accordance with article 118; or

(g)	the chairman of the meeting in his discretion decides that the resolution may properly be regarded as within the scope of the meeting.

62	No amendment may be made to a resolution at or before the time when it is put to a vote unless the chairman of the meeting in his absolute discretion decides that the amendment or the amended resolution may properly be put to a vote at that meeting.

63	If the chairman of the meeting rules a resolution or an amendment to a resolution admissible or out of order, as the case may be, the proceedings of the meeting or on the resolution in question shall not be invalidated by any error in his ruling. Any ruling by the chairman of the meeting in relation to a resolution or an amendment to a resolution shall be final and conclusive, subject to any subsequent order by a court of competent jurisdiction.

64	The Chairman, if any, of the Board, shall preside as chairman at every meeting of the Company, or if there is no such Chairman, or if he is not present within fifteen minutes after the time appointed for the holding of the meeting or is unwilling to act, the Directors present shall elect one of their number to be chairman of the meeting.

65	If at any meeting no Director is willing to act as chairman of the meeting or if no Director is present within fifteen minutes after the time appointed for holding the meeting, the members present shall choose one of their number to be chairman of the meeting.

ALLERGAN - 2016 Proxy Statement    85

Back to Contents
66	The chairman of the meeting may, with the consent of any meeting at which a quorum is present, and shall if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting is adjourned for three months or more, notice of the adjourned meeting shall be given as in the case of the original meeting. Save as aforesaid, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

67	The Board may, and at any general meeting or meeting of a class of members, the chairman of such meeting may, make any arrangement and impose any requirement or restriction it or he considers appropriate to ensure the security of the meeting including, without limitation, requirements for evidence of identity to be produced by those attending the meeting, the searching of their personal property and the restriction of items that may be taken into the meeting place. The Board and, at any general meeting or meeting of a class of members, the chairman of such meeting, is entitled to refuse entry to a person who refuses to comply with any such arrangements, requirements or restrictions.

68

68.1	The Board may make such arrangements as it considers appropriate to enable the members to participate in any general meeting by means of two-way, audio-visual electronic facilities, so as to permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

68.2	The Board may, and at any general meeting or meeting of a class of members, the chairman of such meeting may make any arrangement and impose any requirement as may be reasonable for the purpose of verifying the identity of members participating by way of electronic facilities, as described in article 68.1.

69	Subject to section 1~~41~~93 of the Act and the requirements of the Acts, anything which may be done by resolution in general meeting may, without a meeting and without any previous notice being required, be done by resolution in writing, signed by all of the Shareholders entitled generally to vote at general meetings who at the date of the resolution in writing would be entitled to attend a meeting and vote on the resolution and if described as a Special Resolution shall be deemed to be a Special Resolution or a Special Resolution of the class, as applicable. Such resolution in writing may be signed in as many counterparts as may be necessary. This article 69 shall not apply to those matters required by the Acts to be carried out in a meeting.

69.1	For the purposes of any written resolution under this article 69, the date of the resolution in writing is the date when the resolution is signed by, or on behalf of, the last Shareholder to sign and any reference in any enactment to the date of passing of a resolution is, in relation to a resolution in writing made in accordance with this article 69, a reference to such date.

69.2	A resolution in writing made in accordance with this article 69 is as valid as if it had been passed by the Company in general meeting.

Advance notice of member business and nominations for Annual General Meetings

70	In addition to any other applicable requirements, for business or nominations to be properly brought before an annual general meeting by a member, such member must have given timely notice thereof in proper written form to the Secretary of the Company.

71	To be timely for an annual general meeting, a member’s notice to the Secretary as to the business or nominations to be brought before the meeting must be delivered to or mailed and received at the Office not less than 120 calendar days nor more than 150 calendar days before the first anniversary of the notice convening the Company’s annual general meeting for the prior year ~~(and in the case of the Company’s first annual general meeting, references to the preceding year’s annual general meeting shall be to the annual meeting of Actavis, Inc. in that preceding year)~~; provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made to Shareholders, notice by the Shareholder must be so delivered not later than the close of business on the 15th calendar day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment or postponement of an annual general meeting commence a new time period (or extend any time period) for the giving of a member’s notice as described in articles 72 and 73.

72	A member’s notice to the Secretary must set forth as to each matter such member proposes to bring before the meeting:

72.1	a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and if such business includes a proposal to amend the articles of the Company, the text of the proposed amendment) and the reasons for conducting such business at the meeting;

72.2	as to the member giving the notice:

(a)	the name and address, as they appear in the Register, of such member and any Member Associated Person covered by clauses (b) and (c) below;

ALLERGAN - 2016 Proxy Statement    86

Back to Contents
(b)	(A) the class and number of shares of the Company which are held of record or are beneficially owned by the member and by any Member Associated Person with respect to the Company’s securities; (B) a description of any agreement, arrangement or understanding in connection with the proposal of such business between or among such member and any Member Associated Person, any of their respective affiliates or associates, and any others (including their names) acting as a “group” (as such term is used in Rule 13d-5(b) under the Exchange Act) with any of the foregoing; (C) a description of any agreement, arrangement or understanding (including, regardless of the form of settlement, any derivative, long or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned securities) that has been entered into, the effect or intent of which is to mitigate loss to, manage risk or benefit from share price changes for, or increase or decrease the voting power of, such member or such Member Associated Person, with respect to shares of the Company; (D) a representation that the member is a Holder of shares of the Company (either of record or beneficially) entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business; (E) a representation whether the member or the Member Associated Person, if any, intends or is part of a group which intends (x) to deliver a proxy statement and / or form of proxy to Holders of at least the percentage of the Company’s outstanding shares required to adopt the proposal and / or (y) otherwise to solicit proxies from members in support of such proposal. If requested by the Company, the information required under clauses (A), (B) and (C) of the preceding sentence shall be supplemented by such member and any Member Associated Person not later than ten days after the later of the record date for the meeting or the date notice of the record date is first publicly disclosed to disclose such information as of the record date; and

(c)	any material interest of the member or any Member Associated Person in such business.

The chairman of the meeting shall have the power and duty to determine whether any business proposed to be brought before the meeting was made or proposed in accordance with the procedures set forth in this article, and if any proposed business is not in compliance with this article, to declare that such defective proposal shall be disregarded. The chairman of such meeting shall, if the facts reasonably warrant, refuse to acknowledge that a proposal that is not made in compliance with the procedure specified in this article, and any such proposal not properly brought before the meeting, be considered.

73

73.1	A member’s notice to the Secretary must set forth as to each ~~nomination such member proposes to bring before the meeting:~~

~~as to each~~ person whom the member proposes to nominate for election as a Director all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors in an election contest, or ~~its~~as otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as nominee and to serving as ~~d~~Director if elected); and

(a)	the name and address, as they appear in the Register, of such member and any Member Associated Person covered by clause (b) below; and

(b)	(A) the class and number of shares of the Company which are held of record or are beneficially owned by the member and by any Member Associated Person with respect to the Company’s securities; (B) a description of any agreement, arrangement or understanding in connection with the nomination between or among such member and any Member Associated Person, any of their respective affiliates or associates, and any others (including their names) acting as a “group” (as such term is used in Rule I3d-5(b) under the Exchange Act) with any of the foregoing; (C) a description of any agreement, arrangement or understanding (including, regardless of the form of settlement, any derivative, long or short positions, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned securities) that has been entered into as of the date of the member’s notice by, or on behalf of, such member and any Member Associated Person, the effect or intent of which is to mitigate loss to, manage risk or benefit from share price changes for, or increase or decrease the voting power of, such member or such Member Associated Person, with respect to shares of the Company; (D) a representation that the member is a Holder of shares of the Company (either of record or beneficially) entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such nomination; (E) a representation whether the member or the Member Associated Person, if any, intends or is part of a group which intends (x) to deliver a proxy statement and / or form of proxy to Holders of at least the percentage of the Company’s outstanding shares required to adopt the proposal and / or (y) otherwise to solicit proxies from members in support of such proposal. If requested by the Company, the information required under clauses (A), (B) and (C) of the preceding sentence shall be supplemented by such member and any Member Associated Person not later than ten days after the later of the record date for the meeting or the date notice of the record date is first publicly disclosed to disclose such information as of the record date.

73.2	The Company may require any proposed nominee to furnish such other information as it may reasonably require, including the completion of any questionnaires to determine the eligibility of such proposed nominee to serve as a Director of the Company and the impact that such service would have on the ability of the Company to satisfy the requirements of laws, rules, regulations and listing standards applicable to the Company or its Directors.

ALLERGAN - 2016 Proxy Statement    87

Back to Contents
73.3	The chairman of the meeting shall have the power and duty to determine whether a nomination to be brought before the meeting was made or proposed in accordance with the procedures set forth in this article, and if any proposed nomination is not in compliance with this article, to declare that such defective nomination shall be disregarded. The chairman of such meeting shall, if the facts reasonably warrant, refuse to acknowledge a nomination that is not made in compliance with the procedure specified in this article, and any such nomination not properly brought before the meeting shall not be considered.

74	Notwithstanding the foregoing provisions of articles 72 and 73, unless otherwise required by law, if the member (or a qualified representative of the member) does not appear at the annual general meeting to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Company. For purposes of articles 72 and 73, to be considered a qualified representative of the member, a person must be a duly authorized officer, manager or partner of such member or must be authorized by a writing executed by such member or an electronic transmission delivered by such member to act for such member as proxy at the meeting of member and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the general meeting of members.

75	In addition, if the member intends to solicit proxies from the members of the Company, such member shall notify the Company of this intent in accordance with Rule 14a-4 and / or Rule 14a-8 under the Exchange Act. Any references in these articles to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit any requirements applicable to member nominations or proposals as to any other business to be considered pursuant to these articles and compliance with these articles shall be the exclusive means for a member to make nominations or submit proposals for any other business to be considered at an annual general meeting (other than matters brought properly under and in compliance with Rule 14a-8 of the Exchange Act, or any successor rule). Nothing in these articles shall be deemed to affect any rights of members to request inclusion of proposals in the Company’s proxy statement pursuant to applicable rules and regulations under the Exchange Act.

Voting, proxies and corporate representatives

76	Except where a greater majority is required by the Acts or these articles, any question, business or resolution proposed at any general meeting shall be decided by a simple majority of the votes cast.

77	Subject to any rights or restrictions attached to any class of shares, at any meeting of the Company each member present in person shall be entitled to one vote on any question to be decided on a show of hands and each member in person or by proxy shall be entitled on a poll to one vote for each share held by him.

78	At any general meeting a resolution put to the vote of the meeting shall be decided on a show of hands unless a poll is (before or on the declaration of the result of the show of hands) demanded by:

78.1	the chairman of the meeting; or

78.2	by at least three members present in person or represented by proxy; or

78.3	by any member or members present in person or represented by proxy and representing not less than one-tenth of the total voting rights of all the members having the right to vote at the meeting; or

78.4	by a member or members holding shares in the Company conferring the right to vote at the meeting being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all the shares conferring that right.

Unless a poll is so demanded, a declaration by the chairman of the meeting that a resolution has, on a show of hands, been carried or carried unanimously, or by a particular majority, or lost, and an entry to that effect in the book containing the minutes of the proceedings of the Company, shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

The demand for a poll may be withdrawn.

79	Except as provided in article 80, if a poll is duly demanded it shall be taken in such manner as the Chairman directs, and the result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded.

80	A poll demanded on the election of the Chairman or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such time as the Chairman of the meeting directs, and any business other than that on which a poll has been demanded may be proceeded with pending the taking of the poll.

81	When there are joint Holders, the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint Holders; and for this purpose, seniority shall be determined by the order in which the names stand in the Register.

82	A member of unsound mind, or in respect of whom an order has been made by any court having jurisdiction (whether in Ireland or elsewhere) in matters concerning mental disorder, may vote, whether on a show of hands or on a poll, by his committee, receiver, guardian or other person appointed by that court and any such committee, receiver, guardian or other person may vote by proxy on a show of hands or on a poll. Evidence to the satisfaction of the Directors of the authority of the person claiming to exercise the right to vote shall be received at the Office or at such other address as is specified in accordance with these articles for the receipt of appointments of proxy, not less than 48 hours before the time appointed for holding the meeting or adjourned meeting at which the right to vote is to be exercised and in default the right to vote shall not be exercisable.

ALLERGAN - 2016 Proxy Statement    88

Back to Contents
83	No member shall be entitled to vote at any general meeting unless any calls or other sums immediately payable by him in respect of shares in the Company have been paid.

84	No objection shall be raised to the qualification of any voter except at the meeting or adjourned meeting at which the vote objected to is given or tendered, and every vote not disallowed at such meeting shall be valid for all purposes. Any such objection made in due time shall be referred to the Chairman of the meeting, whose decision shall be final and conclusive.

85	A Holder entitled to more than one vote on a poll need not use all his votes or cast all the votes he uses in the same way.

86	If:

86.1	any objection shall be raised as to the qualification of any voter; or

86.2	any votes have been counted which ought not to have been counted or which might have been rejected; or

86.3	any votes are not counted which ~~out~~ought to have been counted,

the objection or error shall not vitiate the decision of the meeting or adjourned meeting on any resolution unless the same is raised or pointed out at the meeting or, as the case may be, the adjourned meeting at which the vote objected to is given or tendered or at which the error occurs. Any objection or error shall be referred to the chairman of the meeting and shall only vitiate the decision of the meeting on any resolution if the chairman decides that the same may have affected the decision of the meeting. The decision of the chairman on such matters shall be final and conclusive.

87	Votes may be given either personally or by proxy.

88

88.1	Every member entitled to attend and vote at a general meeting may appoint a proxy to attend, speak and vote on his behalf and may appoint more than one proxy to attend, speak and vote at the same meeting. The appointment of a proxy shall be in any form consistent with the Acts which the Directors may approve and, if required by the Company, shall be signed by or on behalf of the appointor. In relation to written proxies, a body corporate may sign a form of proxy under its common seal or under the hand of a duly authorised officer thereof or in such other manner as the Directors may approve. A proxy need not be a member of the Company. The appointment of a proxy in electronic or other form shall only be effective in such manner as the Directors may approve. An instrument or other form of communication appointing or evidencing the appointment of a proxy or a corporate representative (other than a standing proxy or representative) together with such evidence as to its due execution as the board may from time to time require, may be returned to the address or addresses stated in the notice of meeting or adjourned meeting or any other information or communication by such time or times as may be specified in the notice of meeting or adjourned meeting or in any other such information or communication (which times may differ when more than one place is so specified) or, if no such time is specified, at any time prior to the holding of the relevant meeting or adjourned meeting at which the appointee proposes to vote, and, subject to the Acts, if not so delivered the appointment shall not be treated as valid.

88.2	Without limiting the foregoing, the Directors may from time to time permit appointments of a proxy to be made by means of an electronic or internet communication or facility and may in a similar manner permit supplements to, or amendments or revocations of, any such electronic or internet communication or facility to be made. The Directors may in addition prescribe the method of determining the time at which any such electronic or internet communication or facility is to be treated as received by the Company. The Directors may treat any such electronic or Internet communication or facility which purports to be or is expressed to be sent on behalf of a Holder of a share as sufficient evidence of the authority of the person sending that instruction to send it on behalf of that Holder.

89	Any body corporate which is a member of the Company may authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of members of the Company and the person so authorised shall be entitled to exercise the same powers on behalf of the body corporate which he represents as that body corporate could exercise if it were an individual member of the Company. The Company may require evidence from the body corporate of the due authorisation of such person to act as the representative of the relevant body corporate.

90	An appointment of proxy relating to more than one meeting (including any adjournment thereof) having once been received by the Company for the purposes of any meeting shall not require to be delivered, deposited or received again by the Company for the purposes of any subsequent meeting to which it relates.

91	Receipt by the Company of an appointment of proxy in respect of a meeting shall not preclude a member from attending and voting at the meeting or at any adjournment thereof. An appointment proxy shall be valid, unless the contrary is stated therein, as well for any adjournment of the meeting as for the meeting to which it relates. A standing proxy shall be valid for all meetings and adjournments thereof or resolutions in writing, as the case may be, until notice of revocation is received by the Company. Where a standing proxy exists, its operation shall be deemed to have been suspended at any meeting or adjournment thereof at which the Holder is present or in respect to which the Holder has specially appointed a proxy. The Directors may from time to time require such evidence as it shall deem necessary as to the due execution and continuing validity of any standing proxy and the operation of any such standing proxy shall be deemed to be suspended until such time as the Directors determine that they have received the requested evidence or other evidence satisfactory to it.

ALLERGAN - 2016 Proxy Statement    89

Back to Contents
92	A vote given or poll demanded in accordance with the terms of an appointment of proxy or a resolution authorising a representative to act on behalf of a body corporate shall be valid notwithstanding the death or insanity of the principal, or the revocation of the appointment of proxy or of the authority under which the proxy was appointed or of the resolution authorising the representative to act or transfer of the share in respect of which the proxy was appointed or the authorisation of the representative to act was given, provided that no intimation in writing (whether in electronic form or otherwise) of such death, insanity, revocation or transfer shall have been received by the Company at the Office~~, at least one hour~~ before the commencement of the meeting or adjourned meeting at which the appointment of proxy is used or at which the representative acts PROVIDED HOWEVER, that where such intimation is given in electronic form it shall have been received by the Company ~~at least 24 hours (or such lesser time as the Directors may specify)~~ before the commencement of the meeting.

93	The Directors may send, at the expense of the Company, by post, electronic mail or otherwise, to the members forms for the appointment of a proxy (with or without stamped envelopes for their return) for use at any general meeting or at any class meeting, either in blank or nominating any one or more of the Directors or any other persons in the alternative.

94	The instrument appointing a proxy shall be deemed to confer authority to demand or join in demanding a poll.

Directors

95	The number of Directors shall (subject to: (a) automatic increases to accommodate the exercise of the rights of Holders of any class or series of shares then in issue having special rights to nominate or appoint Directors in accordance with the terms of issue of such class or series of shares; and / or (b) any resolution passed in accordance with article 121) not be less than five nor more than fourteen. The continuing Directors may act notwithstanding any vacancy in their body, provided that if the number of the Directors is reduced below the prescribed minimum the remaining Director or Directors shall appoint forthwith an additional Director or additional Directors to make up such minimum or shall convene a general meeting of the Company for the purpose of making such appointment.

96

96.1	Each Director shall be entitled to receive such fees for his services as a Director, if any, as the Board may from time to time determine. Each Director shall be paid all expenses properly and reasonably incurred by him in the conduct of the Company’s business or in the discharge of his duties as a Director, including his reasonable travelling, hotel and incidental expenses in attending and returning from meetings of the Board or any committee of the Board or general meetings.

96.2	Each Director is expressly permitted (for the purposes of section 228(1)(d) of the Act) to use the Company’s property subject to such conditions as may be approved by the Board or such conditions as may have been approved pursuant to such authority as may be delegated by the Board in accordance with these articles and including in each case for a Director’s own benefit or for the benefit of another person.

97	The Board may from time to time determine that, subject to the requirements of the Acts, all or part of any fees or other remuneration payable to any Director of the Company shall be provided in the form of shares or other securities of the Company or any subsidiary of the Company, or options or rights to acquire such shares or other securities, on such terms as the Board may decide.

98	If any Director shall be called upon to perform extra services which in the opinion of the Directors are outside the scope of the ordinary duties of a Director, the Company may remunerate such Director either by a fixed sum or by a percentage of profits or otherwise as may be determined by a resolution passed at a meeting of the Directors and such remuneration may be either in addition to or in substitution for any other remuneration to which he may be entitled as a Director.

99	No shareholding qualification for Directors shall be required. A Director who is not a member of the Company shall nevertheless be entitled to attend and speak at general meetings.

100	Unless the Company otherwise directs, a Director of the Company may be or become a Director or other officer of, or otherwise interested in, any company promoted by the Company or in which the Company may be interested as Holder or otherwise, and no such Director shall be accountable to the Company for any remuneration or other benefits received by him as a Director or officer of, or from his interest in, such other company.

Borrowing powers

101	Subject to ~~Part III of~~ the ~~1983~~ Act, the Directors may exercise all the powers of the Company to borrow or raise money, and to mortgage or charge its undertaking, property, assets and uncalled capital or any part thereof and to issue debentures, debenture stock, guarantees and other securities whether outright or as collateral security for any debt, liability or obligation of the Company or of any third party, without any limitation as to amount.

Powers and duties of the Directors

102	Subject to the provisions of the Acts and these articles, the Board shall manage the business and affairs of the Company and may exercise all of the powers of the Company as are not required by the Acts or by these articles to be exercised by the Company in general meeting. No alteration of these articles shall invalidate any prior act of the Board which would have been valid if that alteration had not been made. The powers given by this article shall not be limited by any special power given to the Board by these articles and, except as otherwise expressly provided in these articles, a meeting of the Board at which a quorum is present shall be competent to exercise all of the powers, authorities and discretions vested in or exercisable by the Board.

ALLERGAN - 2016 Proxy Statement    90

Back to Contents
103	The Directors may from time to time and at any time by power of attorney appoint any company, firm or person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under these articles) and for such period and subject to such conditions as they may think fit, and any such power of attorney may contain such provisions for the protection of persons dealing with any such attorney as the Directors may think fit, and may also authorise any such attorney to delegate all or any of the powers, authorities and discretions vested in him.

104	The Company may exercise the powers conferred by ~~section 41 of~~ the Act with regard to having an official seal for use abroad and such powers shall be vested in the Directors.

105	A Director who is in any way, whether directly or indirectly, interested in a contract or proposed contract with the Company shall declare the nature of his interest at a meeting of the Directors in accordance with section 231~~94~~ of the Act.

106

106.1	A Director who to his knowledge is in any way, whether directly or indirectly, interested in a contract or proposed contract, transaction or arrangement with the Company and has complied with the Acts and these articles with regard to disclosure of his interest shall be entitled to vote in respect of any contract, transaction or arrangement in which he is so interested and if he shall do so his vote shall be counted, and he shall be taken into account in ascertaining whether a quorum is present, but the resolution with respect to the contract, transaction or arrangement will fail unless it is approved by a majority of the disinterested Directors voting on the resolution.

106.2	Where proposals are under consideration concerning the appointment (including fixing or varying the terms of appointment) of two or more Directors to offices or employments with the Company or any company in which the Company is interested, such proposals may be divided and considered in relation to each Director separately and in such case each of the Directors concerned shall be entitled to vote (and be counted in the quorum) in respect of each resolution except that concerning his own appointment.

106.3	For the purposes of this article, an interest of a person who is the spouse or a minor child of a Director shall be treated as an interest of the Director.

106.4	Nothing in section 228(1)(e) of the Act shall restrict a director from entering into any commitment which has been approved by the Board or has been approved pursuant to such authority as may be delegated by the Board in accordance with these Articles. It shall be the duty of each Director to obtain the prior approval of the Board, before entering into any commitment permitted by section 228(1)(e)(ii) and 228(2) of the Act.

106.5	~~106.4~~ The Company by Ordinary Resolution may suspend or relax the provisions of this article to any extent or ratify any transaction not duly authorised by reason of a contravention of this article.

107	A Director may hold and be remunerated in respect of any other office or place of profit under the Company or any other company in which the Company may be interested (other than the office of auditor of the Company or any subsidiary thereof) in conjunction with his office of Director for such period and on such terms as to remuneration and otherwise as the Directors may determine, and no Director or intending Director shall be disqualified by his office from contracting or being interested, directly or indirectly, in any contract or arrangement with the Company or any such other company either with regard to his tenure of any such other office or place of profit or as vendor, purchaser or otherwise nor shall any Director so contracting or being so interested be liable to account to the Company for any profits and advantages accruing to him from any such contract or arrangement by reason of such Director holding that office or of the fiduciary relationship thereby established.

108	So long as, where it is necessary, a Director declares the nature of his interest at the first opportunity at a meeting of the Board or by writing to the Directors, a Director shall not by reason of his office be accountable to the Company for any benefit which he derives from any office or employment to which these articles allow him to be appointed or from any transaction or arrangement in which these articles allow him to be interested, and no such transaction or arrangement shall be liable to be avoided on the ground of any interest or benefit.

109	To the maximum extent permitted from time to time under the laws of Ireland, the Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, business opportunities that are from time to time presented to its Directors, officers or members or the affiliates of the foregoing, other than those Directors, officers or members or affiliates who are employees of the Company. No amendment or repeal of this article shall apply to or have any effect on the liability or alleged liability of any such Director, officer or member or affiliate of the Company for or with respect to any opportunities of which such Director, officer or member or affiliate becomes aware prior to such amendment or repeal.

110	The Directors may exercise the voting powers conferred by shares of any other company held or owned by the Company in such manner in all respects as they think fit and in particular they may exercise their voting powers in favour of any resolution appointing the Directors or any of them as Directors or officers of such other company or providing for the payment of remuneration or pensions to the Directors or officers of such other company.

111	Any Director may act by himself or his firm in a professional capacity for the Company, and he or his firm shall be entitled to remuneration for professional services as if he were not a Director, but nothing herein contained shall authorise a Director or his firm to act as auditor for the Company.

112	All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for money paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, by such person or persons and in such manner as the Directors shall from time to time by resolution determine.

ALLERGAN - 2016 Proxy Statement    91

Back to Contents
113	The Directors shall cause minutes to be made in books provided for the purpose:

113.1	of all appointments of officers made by the Directors;

113.2	of the names of the Directors present at each meeting of the Directors and of any committee of the Directors; and

113.3	of all resolutions and proceedings at all meetings of the Company and of the Directors and of committees of Directors.

114	The Directors, on behalf of the Company, may procure the establishment and maintenance of or participate in, or contribute to any non-contributory or contributory pension or superannuation fund, scheme or arrangement or life assurance scheme or arrangement for the benefit of, and pay, provide for or procure the grant of donations, gratuities, pensions, allowances, benefits or emoluments to any persons (including Directors or other officers) who are or shall have been at any time in the employment or service of the Company or of any company which is or was a subsidiary of the Company or of the ~~P~~predecessor in business of the Company or any such subsidiary or holding Company and the wives, widows, families, relatives or dependants of any such persons. The Directors may also procure the establishment and subsidy of or subscription to and support of any institutions, associations, clubs, funds or trusts calculated to be for the benefit of any such persons as aforesaid or otherwise to advance the interests and well being of the Company or of any such other Company as aforesaid, or its members, and payments for or towards the insurance of any such persons as aforesaid and subscriptions or guarantees of money for charitable or benevolent objects or for any exhibition or for any public, general or useful object. Any Director shall be entitled to retain any benefit received by him under this article, subject only, where the Acts require, to disclosure to the members and the approval of the Company in general meeting.

Disqualification of Directors

115	The office of a Director shall be vacated ipso facto if the Director:

115.1	is restricted or disqualified to act as a Director under the provisions of Part ~~VII~~14 of the ~~1990~~ Act; or

115.2	is prohibited by law from being a director; or

115.3	~~115.2~~ resigns his office by notice in writing to the Company or in writing offers to resign and the Directors resolve to accept such offer; or

115.4	~~115.3~~ is removed from office under article ~~122~~122.

Appointment, rotation and removal of Directors

116	At each annual general meeting of the Company, all the Directors shall retire from office and be re-eligible for re-election.

117	Upon the resignation or termination of office of any Director, if a new Director shall be appointed to the Board he will be designated to fill the vacancy arising.

118

118.1	No person shall be appointed a Director, unless nominated in accordance with the provisions of this article 118. Nominations of persons for appointment as Directors may be made:

(a)	by the affirmative vote of two-thirds of the Board; or

(b)	with respect to election at an annual general meeting, by any Shareholder who holds Ordinary Shares or other shares carrying the general right to vote at general meetings of the Company, who is a Shareholder at the time of the giving of the notice provided for in article 70 and at the time of the relevant annual general meeting, and who timely complies with the notice procedures set forth in ~~this~~ articles 71 - 73; or

(c)	with respect to election at an extraordinary general meeting requisitioned in accordance with section 1~~32~~78(3) of the Act, by a Shareholder or Shareholders who hold Ordinary Shares or other shares carrying the general right to vote at general meetings of the Company and who make such nomination in the written requisition of the extraordinary general meeting and in compliance with the other provisions of these articles and the Acts relating to nominations of Directors and the proper bringing of special business before an extraordinary general meeting; or

(d)	by Holders of any class or series of shares in the Company then in issue having special rights to nominate or appoint Directors in accordance with the terms of issue of such class or series, but only to the extent provided in such terms of issue,

(sub-clauses (b), (c) and (d) being the exclusive means for a Shareholder to make nominations of persons for election to the Board).

118.2	For nominations of persons for election as Directors at an extraordinary general meeting to be in proper written form, a Shareholder’s notice must comply with the requirements outlined in articles 72 and 73.

118.3	The determination of whether a nomination of a candidate for election as a Director of the Company has been timely and properly brought before such meeting in accordance with this article 118 will be made by the presiding officer of such meeting. If the presiding officer determines that any nomination has not been timely and properly brought before such meeting, he or she will so declare to the meeting and such defective nomination will be disregarded.

ALLERGAN - 2016 Proxy Statement    92

Back to Contents
119	A retiring Director shall be eligible to be nominated for re-election at an annual general meeting.

120	If a Director stands for re-election, he shall be deemed to have been re-elected, unless at such meeting the Ordinary Resolution for the re-election of such Director has been defeated.

121	The Company may from time to time by Ordinary Resolution increase or reduce the maximum number of Directors.

122	The Company may, by Ordinary Resolution,  ~~of which extended notice has been given in accordance with section 142 of the Act,~~ remove any Director before the expiration of his period of office notwithstanding anything in these ~~regulations~~articles or in any agreement between the Company and such Director. Such removal shall be without prejudice to any claim such Director may have for damages for breach of any contract of service between him and the Company.

123	The Directors may appoint a person who is willing to act to be a Director, either to fill a vacancy or as an additional Director, provided that the appointment does not cause the number of Directors to exceed any number fixed by or in accordance with these articles as the maximum number of Directors.

124	The Company may by Ordinary Resolution elect another person in place of a Director removed from office under article 122; and without prejudice to the powers of the Directors under article 123 the Company in general meeting may elect any person to be a Director either to fill a vacancy or an additional Director, subject to the maximum number of Directors set out in article 95.

Officers

125	The Board may elect a chairman of the Board and determine the period for which he is to hold office and may appoint any person (whether or not a Director) to fill the position of chief executive officer (who may be the same person as the chairman of the Board). The chairman of the Board shall vacate that office if he vacates his office as a Director (otherwise than by the expiration of his term of office at a general meeting of the Company at which he is re-appointed).

126	The Board may from time to time appoint one or more of its body to hold any office or position with the Company for such period and on such terms as the Board may determine and may revoke or terminate any such appointment. Any such revocation or termination shall be without prejudice to any claim for damages that such Director may have against the Company or the Company may have against such Director for any breach of any contract of service between him and the Company that may be involved in such revocation or termination or otherwise. Any person so appointed shall receive such remuneration, if any (whether by way of salary, commission, participation in profits or otherwise), as the Board may determine.

127	In addition, the Board may appoint any person, whether or not he is a Director, to hold such executive or official position (except that of Auditor) as the Board may from time to time determine. The same person may hold more than one office or executive or official position.

128	Any person elected or appointed pursuant to  ~~this~~ articles ~~128~~125 to 127 (inclusive) shall hold his office or other position for such period and on such terms as the Board may determine and the Board may revoke or vary any such election or appointment at any time by resolution of the Board. Any such revocation or variation shall be without prejudice to any claim for damages that such person may have against the Company or the Company may have against such person for any breach of any contract of service between him and the Company which may be involved in such revocation or variation. If any such office or other position becomes vacant for any reason, the vacancy may be filled by the Board.

129	Except as provided in the Act~~s~~ or these articles, the powers and duties of any person elected or appointed to any office or executive or official position pursuant to ~~this~~ articles ~~129~~125 to 127 (inclusive) shall be such as are determined from time to time by the Board.

130	The use or inclusion of the word “officer” (or similar words) in the title of any executive or other position shall not be deemed to imply that the person holding such executive or other position is an “officer” of the Company within the meaning of the Acts.

131	The Secretary (including one or more deputy or ~~a~~Assistant ~~s~~Secretaries) shall be appointed by the Directors at such remuneration (if any) and upon such terms as it may think fit and any Secretary so appointed may be removed by the Directors.

131.1	It shall be the duty of the Secretary to make and keep records of the votes, doings and proceedings of all meetings of the members and Board of the Company, and of its committees, and to authenticate records of the Company.

131.2	A provision of the Acts or these articles requiring or authorising a thing to be done by or to a Director and the Secretary shall not be satisfied by its being done by or to the same person acting both as Director and as, or in place of, the Secretary.

Proceedings of Directors

132

132.1	The Directors may meet together for the dispatch of business, adjourn and otherwise regulate their meetings as they may think fit. The quorum necessary for the transaction of the business of the Directors shall be a majority of the Directors in office at the time when the meeting is convened. Questions arising at any meeting shall be decided by a majority of votes. Each ~~d~~Director present and voting shall have one vote.

ALLERGAN - 2016 Proxy Statement    93

Back to Contents
132.2	Any Director may participate in a meeting of the Directors by means of telephonic or other similar communication whereby all persons participating in the meeting can hear each other speak, and participation in a meeting in this manner shall be deemed to constitute presence in person at such meeting and any ~~d~~Director may be situated in any part of the world for any such meeting.

132.3	A meeting of the Directors or any committee appointed by the Directors may be held by means of such telephone, electronic or other communication facilities (including, without limiting the foregoing, by telephone or by video conferencing) as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously and participation in such a meeting shall constitute presence in person at such meeting. Such a meeting shall be deemed to take place where the largest group of those Directors participating in the meeting is physically assembled, or, if there is no such group, where the chairman of the meeting then is.

133	The President or Chairman, as the case may be, or any four Directors, may, and the Secretary on the requisition of the President or Chairman, as the case may be, or any four Directors shall, at any time summon a meeting of the Directors.

134	The continuing Directors may act notwithstanding any vacancy in their number but, if and so long as their number is reduced below the number fixed by or pursuant to these articles as the necessary quorum of Directors, the continuing Directors or Director may act for the purpose of increasing the number of Directors to that number or of summoning a general meeting of the Company but for no other purpose.

135	The Board may from time to time designate committees of the Board, with such powers and duties as the Board may decide to confer on such committees, and shall, for those committees and any others provided for herein, elect a ~~d~~Director or ~~d~~Directors to serve as the member or members, designating, if it desires, other ~~d~~Directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. Adequate provision shall be made for notice to members of all meetings of committees; a majority of the members shall constitute a quorum unless the committee shall consist of one or two members, in which event one member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of such committees.

136	A committee may elect a chairman of its meeting. If no such chairman is elected, or if at any meeting the chairman is not present within five minutes after the time appointed for holding the same, the members present may choose one of their number to be chairman of the meeting.

137	All acts done by any meeting of the Directors or of a committee of Directors or by any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any such Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.

138	Notwithstanding anything in these articles or in the Acts which might be construed as providing to the contrary, notice of every meeting of the Directors shall be given to all Directors either by mail not less than 48 hours before the date of the meeting, by telephone, email, or any other electronic means on not less than 24 hours’ notice, or on such shorter notice as person or persons calling such meeting may deem necessary or appropriate and which is reasonable in the circumstances. Any ~~d~~Director may waive any notice required to be given under these articles, and the attendance of a ~~d~~Director at a meeting shall be deemed to be a waiver by such Director.

139	A resolution or other document in writing (in electronic form or otherwise) signed (whether by electronic signature, advanced electronic signature or otherwise as approved by the Directors) by all the Directors entitled to receive notice of a meeting of Directors or of a committee of Directors shall be as valid as if it had been passed at a meeting of Directors or (as the case may be) a committee of Directors duly convened and held and may consist of several documents in the like form each signed by one or more Directors, and such resolution or other document or documents when duly signed may be delivered or transmitted (unless the Directors shall otherwise determine either generally or in any specific case) by facsimile transmission, electronic mail or some other similar means of transmitting the contents of documents.

Rights plan

140	Subject to applicable law, the Board is hereby expressly authorised to adopt any shareholder rights plan or similar plan, agreement or arrangement pursuant to which, under circumstances provided therein, some or all Shareholders will have rights to acquire Shares or interests in Shares at a discounted price, upon such terms and conditions as the Board deems expedient and in the best interests of the Company.

The seal

141	The Company, in accordance with article 104, may have for use in any territory outside Ireland one or more additional Seals, each of which shall be a duplicate of the Seal with or without the addition on its face of the name of one or more territories, districts or places where it is to be used and a securities seal as provided for in the ~~Companies (Amendment)~~ Act ~~1977~~.

142	Any Authorised Person may affix the Seal of the Company over his signature alone to any document of the Company required to be authenticated or executed under Seal. Subject to the Acts, any instrument to which a Seal is affixed shall be signed by one or more Authorised Persons. As used in this article 142, “Authorised Person” means (i) any Director, the Secretary or any Assistant Secretary, and (ii) any other person authorised for such purpose by the Board from time to time (whether, in the case of this clause (ii), identified individually or collectively and whether identified by name, title, function or such other criteria as the Board may determine).

ALLERGAN - 2016 Proxy Statement    94

Back to Contents

Dividends and reserves

143	The Company in general meeting may declare dividends, but no dividends shall exceed the amount recommended by the Directors.

144	The Directors may from time to time pay to the members such interim dividends as appear to the Directors to be justified by the profits of the Company.

145	No dividend or interim dividend shall be paid otherwise than in accordance with the provisions of ~~Part IV of~~ the ~~1983~~ Act.

146	The Directors may, before recommending any dividend, set aside out of the profits of the Company such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors, be applicable for any purpose to which the profits of the Company may be properly applied and pending such application may at the like discretion either be employed in the business of the Company or be invested in such investments as the Directors may lawfully determine. The Directors may also, without placing the same to reserve, carry forward any profits which they may think it prudent not to divide.

147	Subject to the rights of persons, if any, entitled to shares with special rights as to dividends, all dividends shall be declared and paid according to the amounts paid or credited as paid on the shares in respect whereof the dividend is paid, but no amount paid or credited as paid on a share in advance of calls shall be treated for the purposes of this article as paid on the share. All dividends shall be apportioned and paid proportionately to the amounts paid or credited as paid on the shares during any portion or portions of the period in respect of which the dividend is paid; but if any share is issued on terms providing that it shall rank for dividend as from a particular date, such share shall rank for dividend accordingly.

148	The Directors may deduct from any dividend payable to any member all sums of money (if any) immediately payable by him to the Company on account of calls or otherwise in relation to the shares of the Company.

149	Any general meeting declaring a dividend or bonus and any resolution of the Directors declaring an interim dividend may direct payment of such dividend, bonus or interim dividend wholly or partly by the distribution of specific assets and in particular of paid up shares, debentures or debenture stocks of any other company or in any one or more of such ways, and the Directors shall give effect to such resolution, and where any difficulty arises in regard to such distribution, the Directors may settle the same as they think expedient, and in particular may fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any members upon the footing of the value so fixed, in order to adjust the rights of all the parties, and may vest any such specific assets in trustees as may seem expedient to the Directors.

150	Any dividend or other moneys payable in respect of any share may be paid by cheque or warrant sent by post, at the risk of the person or persons entitled thereto, to the registered address of the Holder or, where there are joint Holders, to the registered address of that one of the joint Holders who is first named on the members Register or to such person and to such address as the Holder or joint Holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent and payment of the cheque or warrant shall be a good discharge to the Company. Any joint Holder or other person jointly entitled to a share as aforesaid may give receipts for any dividend or other moneys payable in respect of the share. Any such dividend or other distribution may also be paid by any other method (including payment in a currency other than US$, electronic funds transfer, direct debit, bank transfer or by means of a relevant system) which the Directors consider appropriate and any member who elects for such method of payment shall be deemed to have accepted all of the risks inherent therein. The debiting of the Company’s account in respect of the relevant amount shall be evidence of good discharge of the Company’s obligations in respect of any payment made by any such methods.

151	No dividend shall bear interest against the Company.

152	If the Directors so resolve, any dividend which has remained unclaimed for six years from the date of its declaration shall be forfeited and cease to remain owing by the Company. The payment by the Directors of any unclaimed dividend or other moneys payable in respect of a share into a separate account shall not constitute the Company a trustee in respect thereof.

~~Accounts~~

Accounting Records and Financial Statements

153

153.1	The Directors shall, in accordance with Chapter 2 Part 6 of the Act, cause to be kept ~~proper books of~~adequate accounting records, whether in the form of documents, electronic form or otherwise, that are sufficient to:

(a)	correctly record and explain the transactions of the Company;

(b)	~~will~~enable, at any time ~~enable the~~, the assets, liabilities, financial position and profit or loss of the Company to be determined with reasonable accuracy;

(c)	~~will~~ enable the Directors to ensure that any ~~balance sheet, profit and loss account or income and expenditure account of the Company~~financial statements of the Company, required to be prepared under section 290 or 293 of the Act, and any directors’ report required to be prepared under section 325 of the Act, compl~~ies~~y with the requirements of the Act~~s~~ and, where applicable, Article 4 of the IAS Regulation; and

(d)	~~will~~ enable ~~the accounts~~those financial statements of the Company so prepared to be ~~readily and properly~~ audited.

ALLERGAN - 2016 Proxy Statement    95

Back to Contents
153.2	~~Books of~~The accounting records shall be kept on a continuous and consistent basis ~~and~~, which is to say, the entries ~~therein~~in them shall be made in a timely manner and be consistent from ~~year to year. Proper books of~~one period to the next. Adequate accounting records shall ~~not~~ be deemed to ~~be kept if there are not kept such books of account as are necessary to~~ have been maintained if they comply with the provisions of Chapter 2 of Part 6 of the Act and explain the Company’s transactions and facilitate the preparation of financial statements that give a true and fair view of the ~~state of the Company’s affairs and to explain its transactions.~~assets, liabilities, financial position and profit or loss of the Company, and, if relevant, the group and include any information and returns referred to in Section 282(3) of the Act.

~~The Company may send by post, electronic mail or any other means of electronic communication a summary financial statement to its members or persons nominated by any member. The Company may meet, but shall be under no obligation to meet, any request from any of its members to be sent additional copies of its full report and accounts or summary financial statement or other communications with its members.~~

153.3	~~153.2~~ The ~~books of~~ accounting records shall be kept at the Office or, subject to the provisions of the Act~~s~~, at such other place as the Directors think fit and shall be open at all reasonable times to the inspection of the Directors.

153.4	~~153.3~~ In accordance with the provisions of the Acts, the Directors shall cause to be prepared and to be laid before the annual general meeting of the Company from time to time such ~~profit and loss accounts, balance sheets, group accounts~~statutory financial statements of the Company and reports as are required by the Acts to be prepared and laid before such meeting.

153.5	~~153.4~~ A copy of ~~every balance sheet~~the statutory financial statements of the Company (including every document required by law to be annexed thereto) which is to be laid before the annual general meeting of the Company together with a copy of the Directors’ report and Auditors’ report, or, summary financial statements prepared in accordance with section 1119 of the Act, shall be sent by post, electronic mail or any other means of communication (electronic or otherwise), not less than 21 Clear Days before the date of the annual general meeting, to every person entitled under the provisions of the Acts to receive them; provided that in the case of those documents sent by electronic mail or any other means of electronic communication, such documents shall be sent with the consent of the recipient, to the address of the recipient notified to the Company by the recipient for such purposes; and provided, where the Directors elect to send summary financial statements to the members, any member may request that he be sent a copy of the statutory financial statements of the Company.

Capitalisation of profits

154	The Directors may resolve to capitalise any part of the amount for the time being standing to the credit of any of the Company’s reserve accounts or to the credit of the profit and loss account which is not available for distribution by applying such sum in paying up in full unissued shares to be allotted as fully paid bonus shares to those members of the Company who would have been entitled to that sum if it were distributable and had been distributed by way of dividend (and in the same proportions). In pursuance of any such resolution under this article 154, the Directors shall make all appropriations and applications of the undivided profits resolved to be capitalised thereby and all allotments and issues of fully paid shares or debentures, if any, and generally shall do all acts and things required to give effect thereto with full power to the Directors to make such provisions as they shall think fit for the case of shares or debentures becoming distributable in fractions (and, in particular, without prejudice to the generality of the foregoing, either to disregard such fractions or to sell the shares or debentures represented by such fractions and distribute the net proceeds of such sale to and for the benefit of the Company or to and for the benefit of the members otherwise entitled to such fractions in due proportions) and to authorise any person to enter on behalf of all the members concerned into an agreement with the Company providing for the allotment to them respectively, credited as fully paid up, of any further shares or debentures to which they may become entitled on such capitalisation or, as the case may require, for the payment up by the application thereto of their respective proportions of the profits resolved to be capitalised of the amounts remaining unpaid on their existing shares and any agreement made under such authority shall be binding on all such members.

Amendment of articles

155	Subject to the provisions of the Acts, the Company may by Special Resolution alter or add to its articles.

Audit

156	The Auditors shall be appointed and their duties regulated in accordance with ~~sections 160 to 163 of~~ the Act ~~or any statutory amendment thereof~~.

ALLERGAN - 2016 Proxy Statement    96

Back to Contents

Merger mechanism

157	Pursuant to the terms of the Merger, at the time the Merger bec~~o~~ame~~s~~ effective (the “Merger Effective Time”), US Holdco ~~shall~~ deposited with the exchange agent (the “Exchange Agent”) certificates or, at the Company’s option, evidence of shares in book entry form, representing all of the ordinary shares of US$0.0001 each in the capital of the Company (the “Company Shares”) in issue immediately prior to the Merger Effective Time (other than the seven Company Shares in issue at the date of adoption of these articles (the “Company Subscriber Shares”)~~)~~. All certificates or evidence of shares in book entry form representing the Company Shares deposited with the Exchange Agent pursuant to the preceding sentence shall hereinafter be referred to as the “Actavis Exchange Fund”. ~~As soon as reasonably practicable after the Merger Effective Time and in any event within four business days after~~After the Merger Effective Time, the Company ~~shall~~ caused the Exchange Agent to mail to each Holder of record of a certificate or certificates, which immediately prior to the Merger Effective Time represented outstanding Actavis Shares (the “Actavis Certificates”); and to each Holder of record of non-certificated outstanding Actavis Shares represented by book entry (the “Actavis Book Entry Shares”), which at the Merger Effective Time were converted into the right to receive, for each such Actavis Share, one Company Share (the “Merger Consideration”):

(a)	a letter of transmittal which ~~shall~~ specif~~y~~ied that delivery ~~shall~~would be effected, and that risk of loss and title to the Actavis Certificates ~~shall~~would pass, only upon delivery of the Actavis Certificates to the Exchange Agent or, in the case of the Actavis Book Entry Shares, upon adherence to the procedures set forth in the letter of transmittal, and

(b)	instructions for use in effecting the surrender of the Actavis Certificates and the Actavis Book Entry Shares (as applicable), in exchange for payment of the Merger Consideration therefor.

158	Upon surrender of Actavis Certificates and / or Actavis Book Entry Shares (as applicable) for cancellation to the Exchange Agent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as ~~may~~were reasonably ~~be~~ required by the Exchange Agent, the Holder of such Actavis Certificates or Actavis Book Entry Shares (as applicable) ~~shall be~~was entitled to receive in exchange therefore (i) that number of Company Shares into which such Holder’s Actavis shares represented by such Holder’s properly surrendered Actavis Certificates or Actavis Book Entry Shares (as applicable) were converted pursuant to the Merger, and (ii) a cheque in an amount of US dollars equal to any cash dividends or other distributions that such Holder ha~~s~~d a right to receive and the amount of any cash payable in lieu of any fractions of shares in the Company that such Holder ha~~s~~d the right to receive pursuant to the Merger. In the event of transfers of ownership of shares of Actavis common stock which ~~are~~were not registered in the transfer records of Actavis, the proper number of Company Shares ~~may be~~were capable of being transferred to a person other than the person in whose name the Actavis Certificate or the Actavis Book Entry Shares (as applicable) so surrendered ~~is~~were registered, if such Actavis Certificate or the Actavis Book Entry Shares (as applicable) ~~shall be~~were properly endorsed or otherwise ~~be~~were in proper form for transfer and the person requesting such transfer ~~shall pay~~paid any transfer or other taxes required by reason of the transfer of Company Shares to a person other than the registered Holder of such Actavis Certificate or Actavis Book Entry Shares (as applicable) or established to the reasonable satisfaction of the Exchange Agent that such tax ~~has been~~was paid or ~~is~~was not applicable. Any portion of the Actavis Exchange Fund which ~~has~~was not ~~been~~ transferred to the Holders of the Actavis Certificates or the Actavis Book Entry Shares (as applicable) as of the one year anniversary of the Merger Effective Time, ~~shall be~~was delivered to the Company or its designee, upon demand, and the Company Shares included therein ~~shall be~~were sold at the best price reasonably obtainable at that time. Any Holder of Actavis Certificates or Actavis Book Entry Shares (as applicable) who has not complied with the applicable exchange procedures or duly completed and validly executed the applicable documents necessary to receive the Merger Consideration, prior to the one year anniversary of the Merger Effective Time shall ~~thereafter~~now look only to the Company for payment of such Holder’s claim for the Merger Consideration (subject to abandoned property, escheat or other similar applicable laws), such claim only being a claim for cash equal to the amount of monies received by the Company for sale of the Company Shares to which such Holder had been entitled pursuant to the Merger.

Notices

159	Any notice to be given, served, sent or delivered pursuant to these articles shall be in writing (whether in electronic form or otherwise).

160

160.1	A notice or document to be given, served, sent or delivered in pursuance of these articles may be given to, served on or delivered to any member by the Company:

(a)	by handing same to him or his authorised agent;

(b)	by leaving the same at his registered address;

(c)	by sending the same by the post in a pre-paid cover addressed to him at his registered address;

(d)	by sending the same by courier in a pre-paid cover addressed to him at his registered address; or

(e)	by sending, with the consent of the member, the same by means of electronic mail or facsimile or other means of electronic communication approved by the Directors, with the consent of the member, to the address of the member notified to the Company by the member for such purpose (or if not so notified, then to the address of the member last known to the Company).

160.2	For the purposes of these articles and the Act, a document shall be deemed to have been sent to a member if a notice is given, served, sent or delivered to the member and the notice specifies the website or hotlink or other electronic link at or through which the member may obtain a copy of the relevant document.

ALLERGAN - 2016 Proxy Statement    97

Back to Contents
160.3	Where a notice or document is given, served or delivered pursuant to article 160.1(b) of this article, the giving, service or delivery thereof shall be deemed to have been effected at the time the same was handed to the member or his authorised agent, or left at his registered address (as the case may be).

160.4	Where a notice or document is given, served or delivered pursuant to article160.1(c) of this article, the giving, service or delivery thereof shall be deemed to have been effected at the expiration of 48 hours after the cover containing it was posted.

160.5	Where a notice or document is given, served or delivered pursuant to article 160.1(d) of this article the giving, service or delivery thereof shall be deemed to have been effected at the expiration of 24 hours after the cover containing it was posted. In proving service or delivery it shall be sufficient to prove that such cover was properly addressed, stamped and posted.

160.6	Where a notice or document is given, served or delivered pursuant to article 160.1(e) of this article, the giving, service or delivery thereof shall be deemed to have been effected at the expiration of 12 hours after dispatch.

160.7	Every legal personal representative, committee, receiver, curator bonis or other legal curator, assignee in bankruptcy, examiner or liquidator of a member shall be bound by a notice given as aforesaid if sent to the last registered address of such member, or, in the event of notice given or delivered pursuant to article 160.1(e) of this article, if sent to the address notified by the Company by the member for such purpose notwithstanding that the Company may have notice of the death, lunacy, bankruptcy, liquidation or disability of such member.

160.8	Notwithstanding anything contained in this article the Company shall not be obliged to take account of or make any investigations as to the existence of any suspension or curtailment of postal services within or in relation to all or any part of any jurisdiction or other area other than Ireland.

160.9	Any requirement in these articles for the consent of a member in regard to the receipt by such member of electronic mail or other means of electronic communications approved by the Directors, including the receipt of the Company’s audited accounts and the

~~d~~Directors’ and ~~a~~Auditor’s reports thereon, shall be deemed to have been satisfied where the Company has written to the member informing him/her of its intention to use electronic communications for such purposes and the member has not, within four weeks of the issue of such notice, served an objection in writing on the Company to such proposal. Where a member has given, or is deemed to have given, his/her consent to the receipt by such member of electronic mail or other means of electronic communications approved by the Directors, he/she may revoke such consent at any time by requesting the Company to communicate with him/her in documented form PROVIDED HOWEVER that such revocation shall not take effect until five days after written notice of the revocation is received by the Company.

160.10	Without prejudice to the provisions of articles 160.1(a) and 160.1(b), if at any time by reason of the suspension or curtailment of postal services in any territory, the Company is unable effectively to convene a general meeting by notices sent through the post, a general meeting may be convened by a public announcement and such notice shall be deemed to have been duly served on all members entitled thereto at noon on the day on which the said public announcement is made. In any such case the Company shall put a full copy of the notice of the general meeting on its website.

161	A notice may be given by the Company to the joint Holders of a share by giving the notice to the joint Holder whose name stands first in the Register in respect of the share and notice so given shall be sufficient notice to all the joint Holders.

162

162.1	Every person who becomes entitled to a share shall before his name is entered in the Register in respect of the share, be bound by any notice in respect of that share which has been duly given to a person from whom he derives his title.

162.2	A notice may be given by the Company to the persons entitled to a share in consequence of the death or bankruptcy of a member by sending or delivering it, in any manner authorised by these articles for the giving of notice to a member, addressed to them at the address, if any, supplied by them for that purpose. Until such an address has been supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy had not occurred.

163	The signature (whether electronic signature, an advanced electronic signature or otherwise) to any notice to be given by the Company may be written (in electronic form or otherwise) or printed.

Winding up

164	If the Company shall be wound up and the assets available for distribution among the members as such shall be insufficient to repay the whole of the paid up or credited as paid up share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the members in proportion to the capital paid up or credited as paid up at the commencement of the winding up on the shares held by them respectively. And if in a winding up the assets available for distribution among the members shall be more than sufficient to repay the whole of the share capital paid up or credited as paid up at the commencement of the winding up, the excess shall be distributed among the members in proportion to the capital at the commencement of the winding up paid up or credited as paid up on the said shares held by them respectively. Provided that this article shall not affect the rights of the Holders of shares issued upon special terms and conditions.

ALLERGAN - 2016 Proxy Statement    98

Back to Contents
165

165.1	In case of a sale by the liquidator under ~~section 260 of~~ the Act, the liquidator may by the contract of sale agree so as to bind all the members for the allotment to the members directly of the proceeds of sale in proportion to their respective interests in the Company and may further by the contract limit a time at the expiration of which obligations or shares not accepted or required to be sold shall be deemed to have been irrevocably refused and be at the disposal of the Company, but so that nothing herein contained shall be taken to diminish, prejudice or affect the rights of dissenting members conferred by the said section.

165.2	The power of sale of the liquidator shall include a power to sell wholly or partially for debentures, debenture stock, or other obligations of another company, either then already constituted or about to be constituted for the purpose of carrying out the sale.

166	If the Company is wound up, the liquidator, with the sanction of a Special Resolution and any other sanction required by the Acts, may divide among the members in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not), and, for such purpose, may value any assets and determine how the division shall be carried out as between the members or different classes of members. The liquidator, with the like sanction, may vest the whole or any part of such assets in trustees upon such trusts for the benefit of the contributories as, with the like sanction, he determines, but so that no member shall be compelled to accept any assets upon which there is a liability.

Limitation on liability

167	To the maximum extent permitted by law, no Director or officer of the Company shall be personally liable to the Company or its Shareholders for monetary damages for his or her acts or omissions save where such acts or omissions involve negligence, default, breach of duty or breach of trust.

Indemnity

168

168.1	Subject to the provisions of and so far as may be admitted by the Acts, every Director and the Secretary of the Company shall be entitled to be indemnified by the Company against all costs, charges, losses, expenses and liabilities incurred by him in the execution and discharge of his duties or in relation thereto including any liability incurred by him in defending any proceedings, civil or criminal, which relate to anything done or omitted or alleged to have been done or omitted by him as an officer or employee of the Company and in which judgment is given in his favour (or the proceedings are otherwise disposed of without any finding or admission of any material breach of duty on his part) or in which he is acquitted or in connection with any application under any statute for relief from liability in respect of any such act or omission in which relief is granted to him by the Court.

168.2	The Directors shall have power to purchase and maintain for any Director, the Secretary or other employees of the Company insurance against any such liability as referred to in section 2~~00~~35 of the Act.

168.3	As far as is permissible under the Acts, the Company shall indemnify any current or former executive officer of the Company (excluding any present or former Directors of the Company or Secretary of the Company), or any person who is serving or has served at the request of the Company as a ~~d~~Director or executive officer of another company, joint venture, trust or other enterprise, including any Company subsidiary (each individually, a “Covered Person”), against any expenses, including attorney’s fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him or her in connection with any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, to which he or she was, is, or is threatened to be made a party, or is otherwise involved (a “proceeding”), by reason of the fact that he or she is or was a Covered Person; provided, however, that this provision shall not indemnify any Covered Person against any liability arising out of (a) any fraud or dishonesty in the performance of such Covered Person’s duty to the Company, or (b) such Covered Party’s conscious, intentional or wilful breach of the obligation to act honestly and in good faith with a view to the best interests of the Company. Notwithstanding the preceding sentence, this section shall not extend to any matter which would render it void pursuant to the Acts or to any person holding the office of auditor in relation to the Company.

168.4	In the case of any threatened, pending or completed action, suit or proceeding by or in the name of the Company, the Company shall indemnify each Covered Person against expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defence or the settlement thereof, except no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for fraud or dishonesty in the performance of his or her duty to the Company, or for conscious, intentional or wilful breach of his or her obligation to act honestly and in good faith with a view to the best interests of the Company, unless and only to the extent that the High Court of Ireland or the court in which such action or suit was brought shall determine upon application that despite the adjudication of liability, but in view of all the circumstances of the case, such Covered Person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper. Notwithstanding the preceding sentence, this section shall not extend to any matter which would render it void pursuant to the Acts or to any person holding the office of ~~a~~Auditor in relation to the Company.

ALLERGAN - 2016 Proxy Statement    99

Back to Contents
168.5	Any indemnification under this article (unless ordered by a court) shall be made by the Company only as authorised in the specific case upon a determination that indemnification of the Covered Person is proper in the circumstances because such person has met the applicable standard of conduct set forth in this article. Such determination shall be made by any person or persons having the authority to act on the matter on behalf of the Company. To the extent, however, that any Covered Person has been successful on the merits or otherwise in defence of any proceeding, or in defence of any claim, issue or matter therein, such Covered Person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without necessity of authorisation in the specific case.

168.6	As far as permissible under the Acts, expenses, including attorneys’ fees, incurred in defending any proceeding for which indemnification is permitted pursuant to this article shall be paid by the Company in advance of the final disposition of such proceeding upon receipt by the Board of an undertaking by the particular indemnitee to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Company pursuant to these articles.

168.7	It being the policy of the Company that indemnification of the persons specified in this article shall be made to the fullest extent permitted by law, the indemnification provided by this article shall not be deemed exclusive (i) of any other rights to which those seeking indemnification or advancement of expenses may be entitled under these articles, any agreement, any insurance purchased by the Company, vote of members or disinterested ~~d~~Directors, or pursuant to the direction (however embodied) of any court of competent jurisdiction, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, or (ii) of the power of the Company to indemnify any person who is or was an employee or agent of the Company or of another company, joint venture, trust or other enterprise which he or she is serving or has served at the request of the Company, to the same extent and in the same situations and subject to the same determinations as are hereinabove set forth. As used in this article, references to the “Company” include all constituent companies in a consolidation or merger in which the Company or a predecessor to the Company by consolidation or merger was involved. The indemnification provided by this article shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of their heirs, executors, and administrators.

Untraced Holders

169

169.1	The Company shall be entitled to sell at the best price reasonably obtainable any share of a member or any share to which a person is entitled by transmission if and provided that:

(a)	for a period of six years (not less than three dividends having been declared and paid) no cheque or warrant sent by the Company through the post in a prepaid letter addressed to the member or to the person entitled by transmission to the share or stock at his address on the Register or other the last known address given by the member or the person entitled by transmission to which cheques and warrants are to be sent has been cashed and no communication has been received by the Company from the member or the person entitled by transmission;

(b)	at the expiration of the said period of six years the Company has given notice by advertisement in a leading Dublin newspaper and a newspaper circulating in the area in which the address referred to in article 169.1(a) is located of its intention to sell such share or stock;

(c)	the Company has not during the further period of three months after the date of the advertisement and prior to the exercise of the power of sale received any communication from the member or person entitled by transmission; and

(d)	if so required by the rules of any securities exchange upon which the shares in question are listed, notice has been given to that exchange of the Company’s intention to make such sale.

169.2	To the extent necessary in order to comply with any laws or regulations to which the Company is subject in relation to escheatment, abandonment of property or other similar or analogous laws or regulations (“Applicable Escheatment Laws”), the Company may deal with any share of any member and any unclaimed cash payments relating to such share in any manner which it sees fit, including (but not limited to) transferring or selling such share and transferring to third parties any unclaimed cash payments relating to such share.

169.3	The Company may only exercise the powers granted to it in this article ~~169~~169 in circumstances where it has complied with, or procured compliance with, the required procedures (as set out in Applicable Escheatment Laws) with respect to attempting to identify and locate the relevant member of the Company.

169.4	If during any six year period referred to in article ~~169.1~~169.1, further shares have been issued in right of those held at the beginning of such period or of any previously issued during such period and all the other requirements of this article (other than the requirement that they be in issue for six years) have been satisfied in regard to the further shares, the Company may also sell the further shares.

169.5	To give effect to any such sale the Company may appoint any person to execute as transferor an instrument of transfer of such share and such instrument of transfer shall be as effective as if it had been executed by the registered Holder of or person entitled by transmission to such share.

169.6	The Company shall account to the member or other person entitled to such share for the net proceeds of such sale by carrying all moneys in respect thereof to a separate account which shall be a permanent debt of the Company and the Company shall be deemed to be a debtor and not a trustee in respect thereof for such member or other person. Monies carried to such separate account may either be employed in the business of the Company or invested in such investments (other than shares of the Company or its holding company if any) as the Directors may from time to time think fit.

ALLERGAN - 2016 Proxy Statement    100

Back to Contents

Destruction of documents

170	The Company may destroy:

170.1	any dividend mandate or any variation or cancellation thereof or any notification of change of name or address, at any time after the expiry of two years from the date such mandate variation, cancellation or notification was recorded by the Company;

170.2	any instrument of transfer of shares which has been registered, at any time after the expiry of six years from the date of registration;

170.3	all share certificates which have been cancelled at any time after the expiration of one year from the date of cancellation thereof;

170.4	all paid dividend warrants and cheques at any time after the expiration of one year from the date of actual payment thereof;

170.5	all instruments of proxy which have been used for the purpose of a poll at any time after the expiration of one year from the date of such use;

170.6	all instruments of proxy which have not been used for the purpose of a poll at any time after one month from the end of the meeting to which the instrument of proxy relates and at which no poll was demanded; and

170.7	any other document on the basis of which any entry in the Register was made, at any time after the expiry of six years from the date an entry in the Register was first made in respect of it,

and it shall be presumed conclusively in favour of the Company that every share certificate (if any) so destroyed was a valid certificate duly and properly sealed and that every instrument of transfer so destroyed was a valid and effective instrument duly and properly registered and that every other document destroyed hereunder was a valid and effective document in accordance with the recorded particulars thereof in the books or records of the Company provided always that:

(a)	the foregoing provisions of this article shall apply only to the destruction of a document in good faith and without express notice to the Company that the preservation of such document was relevant to a claim;

(b)	nothing contained in this article shall be construed as imposing upon the Company any liability in respect of the destruction of any such document earlier than as aforesaid or in any case where the conditions of proviso (a) are not fulfilled; and

(c)	references in this article to the destruction of any document include references to its disposal in any manner.

We, the several persons whose names, addresses and descriptions are subscribed, wish to be formed into a company in pursuance of this constitution, and we agree to take the number of shares in the capital of the Company set opposite our respective names.

Name, address and description of subscriber	Number of shares taken by the subscriber
Signed: Patrick Spicer For and on behalf of Matsack Nominees Limited 70 Sir John Rogerson’s Quay Dublin 2 Ireland Body Corporate	1 (One)

Total shares taken	1 (One)

Dated 16 day of May 2013
Witness to the above signature: Name: Amelia Drumm Address: 70 Sir John Rogerson’s Quay, Dublin 2 Occupation: Company Secretary

ALLERGAN - 2016 Proxy Statement    101

Back to Contents

Annex C

PLURALITY VOTING IN CONTESTED ELECTIONS AND BOARD OF DIRECTORS SIZE AMENDMENTS TO THE COMPANY’S ARTICLES OF ASSOCIATION

Note: the amendments set out in this Annex C are reflected as a comparison to the Articles of Association of the Company as at the date of this Proxy Statement. Additional amendments will be made to the provisions of the Articles of Association included in this Annex C if shareholders approve Proposals 4A and 4B.

Part I — Plurality Voting in Contested Election Amendments

Articles 76, 120 and 121 shall be amended as follows:

76	Except where (i) a greater majority is required by the Acts or these articles; or (ii) where plurality voting is required pursuant to article 121.2, any question, business or resolution proposed at any general meeting shall be decided by a simple majority of the votes cast.

120	If a Director stands for re-election in circumstances other than a contested election (as such term is defined in article 121.2 below), he shall be deemed to have been re-elected, unless at such meeting the Ordinary Resolution for the re-election of such Director has been defeated.

121

121.1	The Company may from time to time by Ordinary Resolution increase ~~or reduce~~ the maximum number of Directors.

121.2	Each Director shall be elected by an Ordinary Resolution at an annual general meeting (or an extraordinary general meeting called for that purpose), provided that if, at any general meeting, the election of all Director nominees in this manner would cause the Actual Board Size to be exceeded (a “contested election”), each of those nominees shall be voted upon as a separate resolution and the Directors shall be elected by a plurality of the votes of the Shareholders present in person or represented by proxy at any such meeting and entitled to vote on the election of Directors.

For the purposes of this article 121.2, “elected by a plurality of the votes” means the election of those Director nominees, equalling in number to the number of positions available to be filled at the relevant general meeting (i.e. such that the Actual Board Size is not exceeded), that received the highest number of votes cast in their favour.

Part II—Board Size Amendments

Article 2.1 shall be amended by the insertion of the following definition: ’“Actual Board Size” has the meaning set out in Article 95.’

Articles 95 and 124 shall be amended as follows:

95	The number of Directors shall (subject to: (a) automatic increases to accommodate the exercise of the rights of Holders of any class or series of shares then in issue having special rights to nominate or appoint Directors in accordance with the terms of issue of such class or series of shares; and / or (b) any resolution passed in accordance with article ~~121~~121.1) not be less than five nor more than fourteen, with the exact number of Directors (the “Actual Board Size”) determined from time to time solely by the Board. The continuing Directors may act notwithstanding any vacancy in their body, provided that if the number of the Directors is reduced below the prescribed minimum the remaining Director or Directors shall appoint forthwith an additional Director or additional Directors to make up such minimum or shall convene a general meeting of the Company for the purpose of making such appointment.

124	~~The~~ Subject to the requirements and restrictions contained in these articles (in particular, article 95), the Company may by Ordinary Resolution elect another person in place of a Director removed from office under article ~~122~~122; and without prejudice to the powers of the Directors under article ~~123~~123 the Company in general meeting may elect any person to be a Director either to fill a vacancy or (subject to not exceeding the Actual Board Size) an additional Director~~, subject to the maximum number of Directors set out in article 95~~.

ALLERGAN - 2016 Proxy Statement    102

Back to Contents

This page intentionally left blank

Back to Contents

www.Allergan.com

Back to Contents

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 3:59 P.M. Eastern Time on May 2, 2016. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

SUBMIT YOUR PROXY BY PHONE - 1-800-690-6903
Use any touch-tone telephone submit your proxy to up until 3:59 P.M. Eastern Time on May 2, 2016. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, to be received by 10:00 a.m. Eastern time on May 2, 2016.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E03602-P76049 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ALLERGAN PLC

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Nesli Basgoz, M.D.
02) Paul M. Bisaro
03) James H. Bloem
04) Christopher W. Bodine
05) Christopher J. Coughlin
06) Michael R. Gallagher
07) Catherine M. Klema
08) Peter J. McDonnell, M.D.
09) Patrick J. O'Sullivan
10) Brenton L. Saunders
11) Ronald R. Taylor
12) Fred G. Weiss

The Board of Directors recommends you vote FOR the following proposals:

The Board of Directors recommends you vote AGAINST the following proposals:

	For	Against	Abstain
7. To consider a shareholder proposal regarding an annual report on lobbying activities, if properly presented at the meeting; and	☐	☐	☐
8. To consider a shareholder proposal regarding an independent Board Chairman, if properly presented at the meeting.	☐	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

NOTE: This proxy may also be voted in accordance with the Board of Directors' recommendations with respect to such other business as may properly come before the Annual Meeting or any adjournment, postponement or continuation thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Back to Contents